PRUDENTIAL ACTIVE BALANCED FUND

                           PRUDENTIAL STOCK INDEX FUND

                       Statement of Additional Information
                             dated November 29, 1996

     Prudential Active Balanced Fund and Prudential Stock Index Fund (each a Fund and collectively, the Funds) are each a series of Prudential Dryden Fund (formerly The Prudential Institutional Fund) (the Company). The investment objective of Prudential Active Balanced Fund is to seek to achieve total returns approaching equity returns, while accepting less risk than an all-equity portfolio, through an actively-managed portfolio of equity securities, fixed income securities and money market instruments. Under normal market conditions, Prudential Active Balanced Fund intends to invest at least 65% of its total assets as follows: (i) 40-75% of the total assets of the Fund will be invested in common stocks, preferred stocks and other equity-related securities; (ii) 25-60% of the total assets of the Fund will be invested in investment grade fixed income securities; and (iii) 0-35% of the total assets of the Fund will be invested in money market instruments. Within these parameters, at least 25% of the Fund's total assets will be invested in fixed income senior securities.

     The investment objective of Prudential Stock Index Fund is to seek to provide investment results that correspond to the price and yield performance of the Standard & Poor's 500 Composite Stock Price Index (S&P 500 Index). The S&P 500 Index is an unmanaged, market-weighted index of 500 stocks selected by Standard & Poor's Corporation (S&P) on the basis of their market size, liquidity and industry group representation. Inclusion in the S&P 500 Index in no way implies an opinion by S&P as to a stock's attractiveness as an investment. The S&P 500 Index, composed of stocks representing more than 70% of the total market value of all publicly traded U.S. common stocks, is widely regarded as representative of the performance of the U.S. stock market as a whole. To achieve its investment objective, the Fund will purchase equity securities that as a group reflect the price and yield performance of the S&P 500 Index. The Fund intends to purchase all 500 stocks included in the S&P 500 Index in approximately the same proportions as they are represented in the S&P 500 Index. Under normal market conditions, the Prudential Stock Index Fund intends that at least 80% of the value of its total assets will be invested in securities included in the S&P 500 Index. The Fund may invest the balance of its assets in:
(i) other equity-related securities; (ii) obligations issued or guaranteed by the U.S. Government, its agencies and instrumentalities; (iii) put and call options on securities and stock indices; and (iv) futures contracts on stock indices and options thereon. There can be no assurance that either Fund's investment objective will be achieved. See "Investment Objectives and Policies."

     The Company's address is Gateway Center Three, Newark, NJ 07102-4077, and its telephone number is (800) 225-1852.

     This Statement of Additional Information is not a prospectus and should be read in conjunction with the Prospectus of Prudential Active Balanced Fund, dated November 29, 1996 and the Prospectus of Prudential Stock Index Fund, dated November 29, 1996, copies of which may be obtained from the Company upon request.

                                TABLE OF CONTENTS


                                                                            Page
                                                                            ----
General Information ................................................        B-2
Investment Objectives and Policies .................................        B-2
Investment Restrictions ............................................        B-13
Trustees and Officers ..............................................        B-15
Manager and Subadvisers ............................................        B-20
Distributor ........................................................        B-22
Portfolio Transactions and Brokerage ...............................        B-25
Purchase and Redemption of Fund Shares .............................        B-26
Shareholder Investment Account .....................................        B-29
Net Asset Value ....................................................        B-32
Taxes ..............................................................        B-33
Performance and Yield Information ..................................        B-36
Custodian, Transfer and Dividend Disbursing Agent and
  Independent Accountants ..........................................        B-37
Financial Statements ...............................................        B-38
Appendix--Description of S&P Ratings, Moody's and
  Duff & Phelps Ratings ............................................         A-1
Appendix I--Historical Performance Data ............................         I-1
Appendix II--General Investment Information ........................        II-1
Appendix III--Information Relating to The Prudential ...............       III-1

                               GENERAL INFORMATION

     The Company changed its name from The Prudential Institutional Fund to Prudential Dryden Fund effective October 30, 1996. In addition, Active Balanced Fund changed its name to Prudential Active Balanced Fund and Stock Index Fund changed its name to Prudential Stock Index Fund at the same time.

                       INVESTMENT OBJECTIVES AND POLICIES

INVESTMENT POLICIES APPLICABLE TO PRUDENTIAL ACTIVE BALANCED FUND

FORWARD ROLLS AND DOLLAR ROLLS


     Forward roll and dollar roll transactions involve the risk that the market value of the securities sold by Prudential Active Balanced Fund may decline below the repurchase price of those securities. At the time the Fund enters into a forward roll transaction, it will place in a segregated account with its Custodian cash or liquid assets, having a value equal to the repurchase price (including accrued interest). "Liquid assets", as used in the Fund's prospectus and statement of additional information, include U.S. Government Securities, equity securities, investment grade debt obligations or other liquid unencumbered assets.


MORTGAGE-RELATED SECURITIES

     Mortgage-backed securities may be classified as private, governmental or government related, depending on the issuer or guarantor. Private mortgage-backed securities represent pass-through pools consisting principally of conventional residential mortgage loans created by non-governmental issuers, such as commercial banks, savings and loan associations and private mortgage insurance companies. Governmental mortgage-backed securities are backed by the full faith and credit of the United States. Government National Mortgage Association (GNMA), the principal U.S. guarantor of such securities, is a wholly owned corporate instrumentality of the United States within the Department of Housing and Urban Development. Pass-through securities issued by the Federal National Mortgage Association (FNMA) are guaranteed as to timely payment of principal and interest by FNMA, which guarantee is not backed by the full faith and credit of the U.S. Government. The Federal Home Loan Mortgage Corporation (FHLMC) is a corporate instrumentality of the United States, the stock of which is owned by the Federal Home Loan Banks. Participation certificates representing interests in mortgages from FHLMC's national portfolio are guaranteed as to the timely payment of interest and ultimate, but generally not timely, collection of principal by FHLMC. The obligations of the FHLMC under its guarantee are obligations solely of FHLMC and are not backed by the full faith and credit of the U.S. Government.

     Prudential Active Balanced Fund expects that private and governmental entities may create mortgage loan pools offering pass-through investments in addition to those described above. The mortgages underlying these securities may be alternative mortgage instruments, that is, mortgage instruments whose principal or interest payments may vary or whose terms to maturity may be shorter than previously customary. As new types of mortgage-backed securities are developed and offered to investors, the Fund, consistent with its respective investment objectives and policies, will consider making investments in those new types of securities.

     The Fund may also invest in pass-through securities backed by adjustable rate mortgages that have been issued by GNMA, FNMA and FHLMC or private issuers. These securities bear interest at a rate that is adjusted monthly, quarterly or annually. The prepayment experience of the mortgages underlying these securities may vary from that for fixed rate mortgages.

     The average maturity of pass-through pools of mortgage-related securities varies with the maturities of the underlying mortgage instruments. In addition, a pool's stated maturity may be shortened by unscheduled payments on the underlying mortgages. Factors affecting mortgage prepayments include the level of interest rates, general economic and social conditions, the location of the mortgaged property and age of the mortgage. Because prepayment rates of individual pools vary widely, it is not possible to predict accurately the average life of a particular pool. Common practice is to assume that prepayments will result in an average life ranging from two to ten years for pools of fixed rate 30-year mortgages. Pools of mortgages with other maturities or different characteristics will have varying average life assumptions.

     Because prepayments of principal generally occur when interest rates are declining, it is likely that the Fund will have to reinvest the proceeds of prepayments at lower interest rates than those at which the assets were previously invested. If this occurs, the Fund's yield will correspondingly decline. Thus, mortgage-related securities may have less potential for capital appreciation in periods of falling interest rates than other fixed income securities of comparable maturity, although these securities may have a comparable risk of decline in market value in periods of rising interest rates. To the extent that the Fund purchases mortgage-related securities at a premium, unscheduled prepayments, which are made at par, will result in a loss equal to any unamortized premium.

     Government stripped mortgage-related interest-only (IOs) and principal only
(POs) securities are currently traded in an over-the-counter market maintained by several large investment banking firms. There can be no assurance that the Fund will be able to effect a trade of IOs or POs at a time when it wishes to do so. The Fund will acquire IOs and POs only if, in the opinion of the Fund's Subadviser, a secondary market for the securities exists at the time of acquisition, or is subsequently expected. The Fund will treat IOs and POs that are not U.S. Government securities as illiquid and will limit its investments in these securities, together with other illiquid investments, in order not to hold more than 10% of its net assets in illiquid securities. With respect to IOs and POs that are issued by the U.S. Government, the Subadviser, subject to the supervision of the Trustees, may determine that such securities are liquid, if they determine the securities can be disposed of promptly in the ordinary course of business at a value reasonably close to that used in the calculation of net asset value per share.

     Investing in IOs and POs involves the risks normally associated with investing in government and government agency mortgage-related securities. In addition, the yields on IOs and POs are extremely sensitive to the prepayment experience on the mortgage loans underlying the certificates collateralizing the securities. If a decline in the level of prevailing interest rates results in a rate of principal prepayments higher than anticipated, distributions of principal will be accelerated, thereby reducing the yield to maturity on IOs and increasing the yield to maturity on POs. Sufficiently high prepayment rates could result in the Fund not fully recovering its initial investment in an IO.

     Mortgage-related securities may not be readily marketable.

COLLATERALIZED MORTGAGE OBLIGATIONS

     Prudential Active Balanced Fund also may invest in, among other things, parallel pay Collateralized Mortgage Obligations (CMOs), and Planned Amortization Class CMOs (PAC Bonds). Parallel pay CMOs are structured to provide payments of principal on each payment date to more than one class. These simultaneous payments are taken into account in calculating the stated maturity date or final distribution date of each class, which, as with other CMO structures, must be retired by its stated maturity date or final distribution date but may be retired earlier. PAC Bonds generally require payments of a specified amount of principal on each payment date. PAC Bonds always are parallel pay CMOs with the required principal payment on such securities having the highest priority after interest has been paid to all classes.

     In reliance on Securities and Exchange Commission (SEC) rules and orders, the Fund's investments in certain qualifying CMOs, including CMOs that have elected to be treated as Real Estate Mortgage Investment Conduits (REMICs), are not subject to the limitations of the Investment Company Act of 1940 (Investment Company Act) on acquiring interests in other investment companies. In order to be able to rely on the SEC's interpretation, the CMOs and REMICs must be unmanaged, fixed-asset issuers that (i) invest primarily in mortgage-backed securities, (ii) do not issue redeemable securities, (iii) operate under general exemptive orders exempting them from all provisions of the Investment Company Act, and (iv) are not registered or regulated under the Investment Company Act as investment companies. To the extent that the Fund selects CMOs or REMICs that do not meet the above requirements, the Fund may not invest more than 10% of its assets in all such entities and may not acquire more than 3% of the voting securities of any single such entity.

ASSET-BACKED SECURITIES

     The value of these securities may change because of changes in the market's perception of the creditworthiness of the servicing agent for the pool, the originator of the pool, or the financial institution providing credit support enhancement for the pool.

CUSTODIAL RECEIPTS

     Prudential Active Balanced Fund may acquire custodial receipts or certificates, such as CATS, TIGRs and FICO Strips, underwritten by securities dealers or banks, that evidence ownership of future interest payments, principal payments or both on certain notes or bonds issued by the U.S. Government, its agencies or instrumentalities. The underwriters of these certificates or receipts purchase a U.S. Government security and deposit the security in an irrevocable trust or custodial account with a custodian bank, which then issues receipts or certificates that evidence ownership of the periodic unmatured coupon payments and the final principal payment on the U.S. Government security. Custodial receipts evidencing specific coupon or principal payments have the same general attributes as zero coupon U.S. Government securities.

     There are a number of risks associated with investments in custodial receipts. Although typically under the terms of a custodial receipt, the Fund is authorized to assert its rights directly against the issuer of the underlying obligation, the

Fund may be required to assert through the custodian bank such rights as may exist against the underlying issuer. Thus, in the event the underlying issuer fails to pay principal and/or interest when due, the Fund may be subject to delays, expenses and risks that are greater than those that would have been involved if the Fund had purchased a direct obligation of the issuer. In addition, in the event that the trust or custodial account in which the underlying security has been deposited is determined to be an association taxable as a corporation, instead of a non-taxable entity, the yield on the underlying security would be reduced in respect of any taxes paid.

LIQUIDITY PUTS

     Prudential Active Balanced Fund may purchase instruments together with the right to resell the instruments at an agreed-upon price or yield, within a specified period prior to the maturity date of the instruments. This instrument is commonly known as a "put bond" or a "tender option bond."

     Consistent with its investment objective, the Fund may purchase a put so that it will be fully invested in securities while preserving the necessary liquidity to purchase securities on a when-issued basis, to meet unusually large redemptions and to purchase at a later date securities other than those subject to the put. The Fund will generally exercise the puts or tender options on their expiration date when the exercise price is higher than the current market price for the related fixed income security. Puts or tender options may be exercised prior to the expiration date in order to fund obligations to purchase other securities or to meet redemption requests. These obligations may arise during periods in which proceeds from sales of Fund shares and from recent sales of portfolio securities are insufficient to meet such obligations or when the funds available are otherwise allocated for investment. In addition, puts may be exercised prior to the expiration date in the event the Subadviser for the Fund revises its evaluation of the creditworthiness of the issuer of the underlying security. In determining whether to exercise puts or tender options prior to their expiration date and in selecting which puts or tender options to exercise in such circumstances, the Fund's Subadviser considers, among other things, the amount of cash available to the Fund, the expiration dates of the available puts or tender options, any future commitments for securities purchases, the yield, quality and maturity dates of the underlying securities, alternative investment opportunities and the desirability of retaining the underlying securities in the Fund.

     These instruments are not deemed to be "put options" for purposes of the Fund's investment restriction.

FOREIGN CURRENCY FORWARD CONTRACTS, OPTIONS AND FUTURES TRANSACTIONS

     There is no limitation on the value of forward contracts into which Prudential Active Balanced Fund may enter. However, the Fund's transactions in forward contracts will be limited to hedging involving either specific transactions or portfolio positions. Transaction hedging is the purchase or sale of a forward contract with respect to specific receivables or payables of the Fund generally arising in connection with the purchase or sale of its securities and accruals of interest or dividends receivable and Fund expenses. Position hedging is the sale of a foreign currency with respect to security positions denominated or quoted in that currency. The Fund may not position hedge with respect to a particular currency for an amount greater than the aggregate market value (determined at the time of making any sale of a forward contract) of securities, denominated or quoted in, or currently convertible into, such currency. A forward contract generally has no deposit requirements, and no commissions are charged for such trades.

     The Fund may enter into a forward contract to hedge against risk in the following circumstances: (i) during the time period when the Fund contracts for the purchase or sale of a security denominated in a foreign currency, or (ii) when the Fund anticipates the receipt in a foreign currency of dividends or interest payments on a security which it holds. By entering into a forward contract for a fixed amount of dollars for the purchase or sale of the amount of foreign currency involved in the underlying transaction, the Fund will be able to protect itself against a possible loss resulting from an adverse change in the relationship between the U.S. dollar and the subject foreign currency during the period between the date on which the security is purchased or sold, or on which the dividend or interest payment is declared, and the date on which such payments are made or received. Additionally, when the Fund's Subadviser believes that the currency of a particular foreign country may suffer a substantial decline against the U.S. dollar, the Fund may enter into a forward contract, for a fixed amount of dollars, to sell the amount of foreign currency approximating the value of some or all of the securities of the Fund denominated in such foreign currency. Further, the Fund may enter into a forward contract in one foreign currency, or basket of currencies, to hedge against the decline or increase in value in another foreign currency. Use of a different currency or basket of currencies magnifies the risk that movements in the price of the forward contract will not correlate or will correlate unfavorably with the foreign currency being hedged.

     Forward currency contracts (i) are traded in an interbank market conducted directly between currency traders (typically commercial banks or other financial institutions) and their customers, (ii) generally have no deposit requirements and (iii) are typically consummated without payment of any commissions. Failure by the Fund's contra party to make or take delivery of the underlying currency at the maturity of the forward contract would result in the loss to the Fund of any expected benefit of the transaction.

     As is the case with futures contracts, purchasers and sellers of forward currency contracts can enter into offsetting closing transactions, similar to closing transactions on futures, by selling or purchasing, respectively, an instrument identical to the instrument purchased or sold. Secondary markets generally do not exist for forward currency contracts, with the result that closing transactions generally can be made for forward currency contracts only by negotiating directly with the contra party. Thus, there can be no assurance that the Fund will in fact be able to close out a forward currency contract at a favorable price prior to maturity. In addition, in the event of insolvency of the contra party, the Fund might be unable to close out a forward currency contract at any time prior to maturity. In either event, the Fund would continue to be subject to market risk with respect to the position, and would continue to be required to maintain a position in the securities or currencies that are the subject of the hedge or to maintain cash or securities in a segregated account.

     Prudential Active Balanced Fund may purchase and write put and call options on foreign currencies traded on securities exchanges or boards of trade (foreign and domestic) and OTC options for hedging purposes in a manner similar to that in which forward foreign currency exchange contracts and futures contracts on foreign currencies will be employed. Options on foreign currencies are similar to options on securities, except that the Fund has the right to take or make delivery of a specified amount of foreign currency, rather than securities.

     Generally, the OTC foreign currency options used by the Fund are European-style options. This means that the option is only exercisable immediately prior to its expiration. This is in contrast to American-style options, which are exercisable at any time prior to the expiration date of the option.

     If the Fund's Subadviser anticipates purchasing a foreign security and also anticipates a rise in the value of such foreign currency (thereby increasing the cost of such security), the Fund may purchase call options or write put options on the foreign currency. The Fund could also enter into a long forward contract or a long futures contract on such currency, or purchase a call option, or write a put option, on a currency futures contract. The use of such instruments could offset, at least partially, the effects of the adverse movements of the exchange rates.

FOREIGN CURRENCY STRATEGIES--SPECIAL CONSIDERATIONS

     Prudential Active Balanced Fund may use options on foreign currencies, futures on foreign currencies, options on futures on foreign currencies and forward currency contracts, to hedge against movements in the values of the foreign currencies in which the Fund's securities are denominated. Such currency hedges can protect against price movements in a security that the Fund owns or intends to acquire that are attributable to changes in the value of the currency in which it is denominated. Such hedges do not, however, protect against price movements in the securities that are attributable to other causes.

     The Fund might seek to hedge against changes in the value of a particular currency when no futures contract, forward contract or option involving that currency is available or one of such contracts is more expensive than certain other contracts. In such cases, the Fund may hedge against price movements in that currency by entering into a contract on another currency or basket of currencies, the values of which the Fund's Subadviser believes will have a positive correlation to the value of the currency being hedged. The risk that movements in the price of the contract will not correlate perfectly with movements in the price of the currency being hedged is magnified when this strategy is used.

     The value of futures contracts, options on futures contracts, forward contracts and options on foreign currencies depends on the value of the underlying currency relative to the U.S. dollar. Because foreign currency transactions occurring in the interbank market might involve substantially larger amounts than those involved in the use of futures contracts, forward contracts or options, the Fund could be disadvantaged by dealing in the odd lot market (generally consisting of transactions of less than $1 million) for the underlying foreign currencies at prices that are less favorable than for round lots.

     There is no systematic reporting of last sale information for foreign currencies or any regulatory requirements that quotations available through dealers or other market sources be firm or revised on a timely basis. Quotation information generally is representative of very large transactions in the interbank market and thus might not reflect odd-lot transactions where rates might be less favorable. The interbank market in foreign currencies is a global, round-the-clock market. To the extent the U.S. options or futures markets are closed while the markets for the underlying currencies remain open, significant price and rate movements might take place in the underlying markets that cannot be reflected in the markets for the futures contracts or options until they reopen.

     Settlement of futures contracts, forward contracts and options involving foreign currencies might be required to take place within the country issuing the underlying currency. Thus, the Fund might be required to accept or make delivery of the underlying foreign currency in accordance with any U.S. or foreign regulations regarding the maintenance of foreign banking arrangements by U.S. residents and might be required to pay any fees, taxes and charges associated with such delivery assessed in the issuing country.

COVERED FORWARD CURRENCY CONTRACTS, FUTURES CONTRACTS AND OPTIONS

     Transactions using forward currency contracts, futures contracts and options (other than options that the Fund has purchased) expose the Fund to an obligation to another party. Prudential Active Balanced Fund will not enter into any such transactions unless it owns either (1) an offsetting ("covered") position in securities, currencies, or other options, forward currency contracts or futures contracts, or (2) liquid assets with a value sufficient at all times to cover its potential obligations not covered as provided in (1) above. Prudential Active Balanced Fund will comply with SEC guidelines regarding cover for these instruments and, if the guidelines so require, set aside cash or liquid assets in a segregated account with its Custodian in the prescribed amount.

     Assets used as cover or held in a segregated account cannot be sold while the position in the corresponding forward currency contract, futures contract or option is open, unless they are replaced with similar assets. As a result, the commitment of a large portion of the Fund's assets to cover or segregated accounts could impede portfolio management or the Fund's ability to meet redemption requests or other current obligations.

INVESTMENT POLICIES APPLICABLE TO PRUDENTIAL STOCK INDEX FUND

     If net cash outflows from Prudential Stock Index Fund are anticipated, the Fund may sell stocks (in proportion to their weighting in the S&P 500 Index) in amounts in excess of those needed to satisfy the cash outflows and hold the balance of the proceeds in short-term investments if such a transaction appears, taking into account transaction costs, to be more efficient than selling only the amount of stocks needed to meet the cash requirements. The Fund will not increase its holdings of cash in anticipation of any decline in the value of the S&P 500 Index or of the stock markets generally. If the Stock Index Fund does hold un-hedged short-term investments as a result of the patterns of cash flows to and from the Fund, such holdings may cause its performance to differ from that of the S&P 500 Index.

     THE FUND IS NOT SPONSORED, ENDORSED, SOLD OR PROMOTED BY S&P. S&P MAKES NO REPRESENTATION OR WARRANTY, EXPRESS OR IMPLIED, TO THE SHAREHOLDERS OF THE FUND OR ANY MEMBER OF THE PUBLIC REGARDING THE ADVISABILITY OF INVESTING IN SECURITIES GENERALLY OR IN THE FUND PARTICULARLY OR THE ABILITY OF THE S&P 500 INDEX TO TRACK GENERAL STOCK MARKET PERFORMANCE. S&P'S ONLY RELATIONSHIP TO PRUDENTIAL MUTUAL FUND MANAGEMENT LLC (MANAGER) AND ITS AFFILIATES IS THE LICENSING OF CERTAIN TRADEMARKS AND TRADE NAMES OF S&P AND OF THE S&P 500 INDEX WHICH IS DETERMINED, COMPOSED AND CALCULATED BY S&P WITHOUT REGARD TO THE MANAGER OR THE FUND. S&P HAS NO OBLIGATION TO TAKE THE NEEDS OF THE MANAGER OR THE SHAREHOLDERS INTO CONSIDERATION IN DETERMINING, COMPOSING OR CALCULATING THE S&P 500 INDEX. S&P IS NOT RESPONSIBLE FOR AND HAS NOT PARTICIPATED IN THE DETERMINATION OF THE PRICES AND AMOUNT OF THE FUND OR THE TIMING OF THE ISSUANCE OR SALE OF THE SHARES OF THE FUND. S&P HAS NO OBLIGATION OR LIABILITY IN CONNECTION WITH THE ADMINISTRATION, MARKETING OR TRADING OF THE FUND.

     S&P DOES NOT GUARANTEE THE ACCURACY AND/OR THE COMPLETENESS OF THE S&P 500 INDEX OR ANY DATA INCLUDED THEREIN AND S&P SHALL HAVE NO LIABILITY FOR ANY ERRORS, OMISSIONS, OR INTERRUPTIONS THEREIN. S&P MAKES NO WARRANTY, EXPRESS OR IMPLIED AS TO THE RESULTS TO BE OBTAINED BY MANAGER, SHAREHOLDERS, OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE S&P 500 INDEX OR ANY DATA INCLUDED THEREIN. S&P MAKES NO EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE S&P 500 INDEX OR ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL S&P HAVE ANY LIABILITY FOR ANY SPECIAL, PUNITIVE, INDIRECT, OR CONSEQUENTIAL DAMAGES (INCLUDING LOST PROFITS), EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.


INVESTMENT POLICIES APPLICABLE TO BOTH FUNDS


U.S. GOVERNMENT SECURITIES

     Securities issued or guaranteed by the U.S. Government or one of its agencies, authorities or instrumentalities in which the Funds may invest include debt obligations of varying maturities issued by the U.S. Treasury or issued or guaranteed by an agency or instrumentality of the U.S. Government, including the Federal Housing Administration, Farmers Home Administration, Export-Import Bank of the U.S., Small Business Administration, GNMA, General Services Administration, Central Bank for Cooperatives, Federal Farm Credit Banks, Federal Home Loan Banks, FHLMC, Federal Intermediate Credit Banks, Federal Land Banks, FNMA, Maritime Administration, Tennessee Valley Authority, District of Columbia Armory Board, Student Loan Marketing Association and Resolution Trust Corporation. Direct obligations of the U.S. Treasury include a variety of securities that differ in their interest rates, maturities and dates of issuance. Because the U.S. Government is not obligated by law to provide support to an instrumentality that it sponsors, a Fund will invest in obligations issued by an instrumentality of the U.S. Government only if the Fund's investment adviser determines that the instrumentality's credit risk does not render its securities unsuitable for investment by the Fund.

CONVERTIBLE SECURITIES, WARRANTS AND RIGHTS

     A convertible security is a bond, debenture, corporate note, preferred stock or other similar security that may be converted into or exchanged for a prescribed amount of common stock or other equity securities of the same or a different issuer within a particular period of time at a specified price or formula. A warrant or right entitles the holder to purchase equity securities at a specific price for a specific period of time. Convertible securities are senior to common stocks in a corporation's capital structure, but are usually subordinated to similar nonconvertible securities. While providing a fixed income stream (generally higher in yield than the income derivable from a common stock but lower than that afforded by a similar nonconvertible security), a convertible security also affords an investor the opportunity, through its conversion feature, to participate in the capital appreciation dependent upon a market price advance in the convertible security's underlying common stock.

     In general, the market value of a convertible security is at least the higher of its "investment value" (i.e., its value as a fixed income security) or its "conversion value" (i.e., its value upon conversion into its underlying common stock). As a fixed income security, a convertible security tends to increase in market value when interest rates decline and tends to decrease in value when interest rates rise. However, the price of a convertible security is also influenced by the market value of the security's underlying stock. The price of a convertible security tends to increase as the market value of the underlying stock rises, whereas it tends to decrease as the market value of the underlying stock declines. While no securities investment is without some risk, investments in convertible securities generally entail less risk than investments in the common stock of the same issuer.

     In recent years, convertibles have been developed which combine higher or lower current income with options and other features. The Funds may invest in these types of convertible securities.

REPURCHASE AGREEMENTS AND REVERSE REPURCHASE AGREEMENTS

     Prudential Active Balanced Fund may enter into in repurchase and reverse repurchase agreements. Prudential Stock Index Fund may enter into repurchase agreements. Each Fund may enter into such agreements with banks and securities dealers which meet the creditworthiness standards established by the Company's Trustees (Qualified Institutions). The investment adviser will monitor the continued creditworthiness of Qualified Institutions, subject to the oversight of the Company's Trustees. The resale price of the securities purchased reflects the purchase price plus an agreed upon market rate of interest which is unrelated to the coupon rate or date of maturity of the purchased security. The Funds receive collateral equal to the resale price, which is marked-to-market daily. These agreements permit each Fund to keep all its assets earning interest while retaining "overnight" flexibility to pursue investments of a longer-term nature.

     The use of repurchase agreements and reverse repurchase agreements involve certain risks. For example, if the seller of securities under a repurchase agreement defaults on its obligation to repurchase the underlying securities, as a result of its bankruptcy or otherwise, a Fund will seek to dispose of such securities, which action could involve costs or delays. If the seller becomes insolvent and subject to liquidation or reorganization under applicable bankruptcy or other laws, the Fund's ability to dispose of the underlying securities may be restricted. Finally, it is possible that a Fund may not be able to substantiate its interest in the underlying securities. To minimize this risk, the securities underlying the agreement will be held by the Custodian at all times in an amount at least equal to the repurchase price, including accrued interest. If the counterparty fails to resell or repurchase the securities, a Fund may suffer a loss to the extent proceeds from the sale of the underlying collateral are less than the repurchase price. Reverse repurchase agreements involve the risk that the market value of the securities retained in lieu of sale by Prudential Active Balanced Fund may decline below the price of the securities the Fund has sold but is obligated to repurchase.

FIXED INCOME SECURITIES

     In general, the ratings of Moody's Investors Service, Inc. (Moody's), Standard & Poor's Ratings Group (S&P Ratings), Duff and Phelps, Inc. (Duff & Phelps) and other nationally recognized statistical rating organizations (NRSROs) represent the opinions of those organizations as to the quality of debt obligations that they rate. These ratings are relative and subjective, are not absolute standards of quality and do not evaluate the market risk of securities. These ratings will be among the initial criteria used for the selection of portfolio securities. Among the factors that the rating agencies consider are the long-term ability of the issuer to pay principal and interest and general economic trends.

     Subsequent to its purchase by a Fund, an issue of debt obligations may cease to be rated or its rating may be reduced below the minimum required for purchase by the Fund. Neither event will require the sale of the debt obligation by the Fund, but the Fund's Subadviser will consider the event in its determination of whether the Fund should continue to hold the obligation. In addition, to the extent that the ratings change as a result of changes in rating organizations or their rating systems or owing to a corporate restructuring of Moody's, S&P Ratings, Duff & Phelps or another NRSRO, the Fund will attempt to use comparable ratings as standards for its investments in accordance with its investment objectives and policies. An Appendix to this Statement of Additional Information contains further information concerning the ratings of Moody's, S&P Ratings and Duff & Phelps and their significance.

     Prudential Active Balanced Fund may invest, to a limited extent, in medium, lower-rated and unrated debt securities. Debt securities rated in the lowest category of investment grade debt (i.e., Baa by Moody's) may have speculative characteristics, and changes in economic conditions or other circumstances are more likely to lead to a weakened capacity to make principal and interest payments than is the case with higher grade bonds.

     Non-investment grade fixed income securities are rated lower than Baa (or the equivalent rating or, if not rated, determined by the relevant Subadviser to be of comparable quality to securities so rated) and are commonly referred to as high risk or high yield securities or "junk" bonds. High yield securities are generally riskier than higher quality securities and are subject to more credit risk, including risk of default, and the prices of such securities are more volatile than higher quality securities. Such securities may also have less liquidity than higher quality securities. Neither Fund is authorized to invest in excess of 5% of its net assets in non-investment grade fixed income securities.

     The markets in which medium and lower-rated securities (or unrated securities that are equivalent to medium and lower-rated securities) are traded are generally more limited than those in which higher-rated securities are traded. The existence of limited markets may make it more difficult for the Funds to obtain accurate market quotations for purposes of valuing its portfolio and calculating its net asset value. Moreover, the lack of liquid trading market may restrict the availability of debt securities for a Fund to purchase and may also have the effect of limiting the ability of a Fund to sell debt securities at their fair value either to meet redemption requests or to respond to changes in the economy or the financial markets.

     Lower-rated fixed income securities present risks based on payment expectations. If an issuer calls the obligation for redemption, a Fund may have to replace the security with a lower-yielding security, resulting in a decreased return for investors. Also, as the principal value of fixed income securities moves inversely with movements in interest rates, in the event of rising interest rates, the value of the securities held by a Fund may decline proportionately more than a Fund consisting of higher-rated securities. Investments in zero coupon bonds may be more speculative and subject to greater fluctuations in value due to changes in interest rates than bonds that pay interest currently. If a Fund experiences unexpected net redemptions, it may be forced to sell its higher-rated bonds, resulting in a decline in the overall credit quality of the securities held by the Fund and increasing the exposure of the Fund to the risks of lower-rated securities.

WHEN-ISSUED AND DELAYED DELIVERY SECURITIES

     To secure prices deemed advantageous at a particular time, each Fund may purchase securities on a when-issued or delayed delivery basis, in which case delivery of the securities occurs beyond the normal settlement period; payment for or delivery of the securities would be made at the same time or prior to the reciprocal delivery or payment by the other party to the transaction. A Fund will enter into when-issued or delayed delivery transactions for the purpose of acquiring securities and not for the purpose of leverage. When-issued securities purchased by a Fund may include securities purchased on a "when, as and if issued" basis under which the issuance of the securities depends on the occurrence of a subsequent event, such as approval of a merger, corporate reorganization or debt restructuring.

     Securities purchased on a when-issued or delayed delivery basis may expose a Fund to risk because the securities may experience fluctuations in value prior to their actual delivery. A Fund does not accrue income with respect to a when-issued or delayed delivery security prior to its stated delivery date. Purchasing securities on a when-issued or delayed delivery basis may involve the additional risk that the yield available in the market when the delivery takes place may be higher than that obtained in the transaction itself.

SECURITIES LENDING

     A Fund will enter into securities lending transactions only with Qualified Institutions. A Fund will comply with the following conditions whenever it lends securities: (i) the Fund must receive at least 100% cash collateral or equivalent securities from the borrower; (ii) the value of the loan is "marked to market" on a daily basis; (iii) the Fund must be able to terminate the loan at any time; (iv) the Fund must receive reasonable interest on the loan, as well as any dividends, interest or other distributions on the loaned securities and any increase in market value; (v) the Fund may pay only reasonable custodian fees in connection with the loan; and (vi) voting rights on the loaned securities may pass to the borrower except that, if a material event adversely affecting the investment in the loaned securities occurs, the Fund must terminate the loan and regain the right to vote the securities. A Fund may pay reasonable finders', administrative and custodial fees in connection with a loan of its securities. In these transactions, there are risks of delay in recovery and in some cases even of loss of rights in the collateral should the borrower of the securities fail financially.

BORROWING

     Each Fund may borrow from time to time, at its Subadviser's discretion, to take advantage of investment opportunities, when yields on available investments exceed interest rates and other expenses of related borrowing, or when, in the Subadviser's opinion, unusual market conditions otherwise make it advantageous for the Fund to increase its investment capacity. A Fund will only borrow when there is an expectation that it will benefit the Fund after taking into account considerations such as interest income and possible losses upon liquidation. Borrowing by a Fund creates an opportunity for increased net income but, at the same time, creates risks, including the fact that leverage may exaggerate changes in the net asset value of Fund shares and in the yield on the Fund. A Fund may also borrow for temporary, extraordinary or emergency purposes and for the clearance of transactions.

SECURITIES OF FOREIGN ISSUERS

     The value of a Fund's foreign investments may be significantly affected by changes in currency exchange rates. The dollar value of a foreign security generally decreases when the value of the dollar rises against the foreign currency in which the security is denominated and tends to increase when the value of the dollar falls against such currency. In addition, the value of the Fund's assets may be affected by losses and other expenses incurred in converting between various currencies in order to purchase and sell foreign securities and by currency restrictions and exchange control regulation.

     The economies of many of the countries in which a Fund may invest are not as developed as the economy of the U.S. and may be subject to significantly different forces. Political or social instability, expropriation or confiscatory taxation, and limitations on the removal of funds or other assets, could also adversely affect the value of investments.

     Foreign companies are generally not subject to the regulatory controls imposed on U.S. issuers and, in general, there is less publicly available information about foreign securities than is available about domestic securities. Many foreign companies are not subject to uniform accounting, auditing and financial reporting standards, practices and requirements comparable to those applicable to domestic companies. Income from foreign securities owned by a Fund may be reduced by a withholding tax at the source which would reduce dividend income payable to shareholders.

     Brokerage commission rates in foreign countries, which are generally fixed rather than subject to negotiation as in the U.S. are likely to be higher. The securities markets in many of the countries in which a Fund may invest will have substantially less trading volume than the principal U.S. markets. As a result, the securities of some companies in these countries may be less liquid and more volatile than comparable U.S. securities. There is generally less government regulation and supervision of foreign stock exchanges, brokers and issuers which may make it difficult to enforce contractual obligations.

OPTIONS ON SECURITIES AND SECURITIES INDICES

     A number of risk factors are associated with options transactions. There is no assurance that a liquid secondary market on an options exchange will exist for any particular option, at any particular time. If a Fund is unable to effect a closing purchase transaction with respect to covered options it has written, a Fund will not be able to sell the underlying securities or dispose of assets held in a segregated account until the options expire or are exercised. Similarly, if a Fund is unable to effect a closing sale transaction with respect to options it has purchased, it would have to exercise the options in order to realize any profit and may incur transaction costs upon the purchase or sale of underlying securities. The ability to terminate over-the-counter (OTC) option positions is more limited than the ability to terminate exchange-traded option positions because a Fund would have to negotiate directly with a contra party. In addition, with OTC options, there is a risk that the contra party in such transactions will not fulfill its obligations.

     A Fund pays brokerage commissions or spreads in connection with its options transactions, as well as for purchases and sales of underlying securities. The writing of options could result in significant increases in a Fund's turnover rate. A Fund's transactions in options may be limited by the requirements of the Internal Revenue Code of 1986, as amended (the Internal Revenue Code) for qualification as a regulated investment company.

     The risks of investment in index options may be greater than options on securities. Because index options are settled in cash, when a Fund writes a call option on an index it cannot provide in advance for its potential settlement obligations by acquiring and holding the underlying securities. A Fund can offset some of the risk of writing a call index option position by holding a diversified portfolio of securities similar to those on which the underlying index is based. However, the Fund cannot, as a practical matter, acquire and hold a portfolio containing exactly the same securities as underlie the index and, as a result, bears a risk that the value of the securities held will vary from the value of the index.

     Even if a Fund could assemble a securities portfolio that exactly reproduced the composition of the underlying index, it still would not be fully covered from a risk standpoint because of the "timing risk" inherent in writing index options. When an index option is exercised, the amount of cash that the holder is entitled to receive is determined by the difference between the exercise price and the closing index level on the date when the option is exercised. As with other kinds of options, the Fund as the call writer will not know that it has been assigned until the next business day at the earliest. The time lag between exercise and notice of assignment poses no risk for the writer of a covered call on a specific underlying security, such as a common stock, because there the writer's obligation is to deliver the underlying security, not to pay its value as of a fixed time in the past. So long as the writer already owns the underlying security, it can satisfy its settlement obligations by simply delivering it, and the risk that its value may have declined since the exercise date is borne by the exercising holder. In contrast, even if the writer of an index call holds securities that exactly match the composition of the underlying index, it will not be able to satisfy its assignment obligations by delivering those securities against payment of the exercise price. Instead, it will be required to pay cash in an amount based on the closing index value on the exercise date; and by the time it learns that it has been assigned, the index may have declined, with a corresponding decline in the value of its securities portfolio. This "timing risk" is an inherent limitation on the ability of index call writers to cover their risk exposure by holding securities positions.

     If a Fund has purchased an index option and exercises it before the closing index value for that day it available, it runs the risk that the level of the underlying index may subsequently change. If such a change causes the exercised option to fall out-of-the-money, the Fund will be required to pay the difference between the closing index value and the exercise price of the option (times the applicable multiplier) to the assigned writer.

     A Fund will not purchase put options or call options if, after any such purchase, the aggregate premiums paid for such options would exceed 20% of the Fund's net assets. The aggregate value of the obligations underlying put options will not exceed 25% of a Fund's net assets.

FUTURES CONTRACTS AND OPTIONS ON FUTURES CONTRACTS

     A futures contract on securities or currency is an agreement to buy and sell securities or currency at a specified price at a designated date. Futures contracts and options thereon may be entered into for hedging purposes and for the other purposes described in each Fund's Prospectus. A Fund may enter into futures contracts in order to hedge against changes in interest rates, stock market prices or currency exchange rates.

     The purchase of futures or call options thereon can serve as a long hedge, and the sale of futures or the purchase of put options thereon can serve as a short hedge. Writing call options on futures contracts can serve as a limited short hedge, and writing put options on futures contracts can serve as a limited long hedge.

     No price is paid upon entering into a futures contract. Instead, at the inception of a futures contract, a Fund is required to deposit "initial margin," consisting of cash or U.S. Government securities, in an amount generally equal to 10% or less of the contract value. Margin must also be deposited when writing a call or put option on a futures contract, in accordance with applicable exchange rules. Unlike margin in securities transactions, initial margin does not represent a borrowing, but rather is in the nature of a performance bond or good-faith deposit that is returned to the Fund at the termination of the transaction if all contractual obligations have been satisfied. Under certain circumstances, such as periods of high volatility, a Fund may be required by an exchange to increase the level of its initial margin payment.

     Subsequent "variation margin" payments are made to and from the futures broker daily as the value of the futures position varies, a process known as "marking to market." Variation margin does not involve borrowing, but rather represents a daily settlement of a Fund's obligations to or from a futures broker. When a Fund purchases an option on a future, the premium paid plus transaction costs are all that is at risk. In contrast, when a Fund purchases or sells a futures contract or writes a call or put option thereon, it is subject to daily variation margin calls that could be substantial in the event of adverse price movements. If the Fund has insufficient cash to meet daily variation margin requirements, it might need to sell securities at a time when such sales are disadvantageous.

     Purchasers and sellers of futures contracts and options on futures can enter into offsetting closing transactions, similar to closing transactions on options, by selling or purchasing, respectively, an instrument identical to the instrument purchased or sold. Positions in futures and options on futures may be closed only on an exchange or board of trade that provides a secondary market. Each Fund intends to enter into futures and options on futures transactions only on exchanges or boards of trade where there appears to be a liquid secondary market. However, there can be no assurance that such a market will exist for a particular contract at a particular time.

     Under certain circumstances, futures exchanges may establish daily limits on the amount that the price of a future or option on a futures contract can vary from the previous day's settlement price; once that limit is reached, no trades may be made that day at a price beyond the limit. Daily price limits do not limit potential losses because prices could move to the daily limit for several consecutive days with little or no trading, thereby preventing liquidation of unfavorable positions.

     If a Fund were unable to liquidate a futures or option on a futures contract position due to the absence of a liquid secondary market or the imposition of price limits, it could incur substantial losses. The Fund would continue to be subject to market risk with respect to the position. In addition, except in the case of purchased options, the Fund would continue to be required to make daily variation margin payments and might be required to maintain the position being hedged by the future or option or to maintain cash or securities in a segregated account.

     Certain characteristics of the futures market might increase the risk that movements in the prices of futures contracts or options on futures contracts might not correlate perfectly with movements in the prices of the investments being hedged. For example, all participants in the futures and options on futures contracts markets are subject to daily variation margin calls and might be compelled to liquidate futures or options on futures contract positions whose prices are moving unfavorably to avoid being subject to further calls. These liquidations could increase price volatility of the instruments and distort the normal price relationship between the futures or options and the investments being hedged. Also, because initial margin deposit requirements in the futures market are less onerous than margin requirements in the securities markets, there might be increased participation by speculators in the futures markets. This participation also might cause temporary price distortions. In addition, activities of large traders in both the futures and securities markets involving arbitrage, "program trading" and other investment strategies might result in temporary price distortions.

ILLIQUID SECURITIES

     Prudential Active Balanced Fund and Prudential Stock Index Fund may each hold up to 10% of their net assets in illiquid securities. Illiquid securities include repurchase agreements which have a maturity of longer than seven days and securities that are illiquid by virtue of the absence of a readily available market or legal or contractual restrictions on resale. Historically, illiquid securities have included securities subject to contractual or legal restrictions on resale because they have not been registered under the Securities Act of 1933, as amended (Securities Act), securities which are otherwise not readily marketable and repurchase agreements having a maturity of longer than seven days. Securities which have not been registered under the Securities Act are referred to as private placements or restricted securities and are purchased directly from the issuer or in the secondary market. Mutual funds do not typically hold a significant amount of these restricted or other illiquid securities because of the potential for delays on resale and uncertainty in valuation. Limitations on resale may have an adverse effect on the marketability of portfolio securities and a mutual fund might be unable to dispose of restricted or other illiquid securities promptly or at reasonable prices and might thereby experience difficulty satisfying redemptions within seven days. A mutual fund might also have to register such restricted securities in order to dispose of them resulting in additional expense and delay. Adverse market conditions could impede such a public offering of securities.

     In recent years, however, a large institutional market has developed for certain securities that are not registered under the Securities Act including repurchase agreements, commercial paper, foreign securities, municipal securities and corporate bonds and notes. Institutional investors depend on an efficient institutional market in which the unregistered security can be readily resold or on an issuer's ability to honor a demand for repayment. The fact that there are contractual or legal restrictions on resale to the general public or to certain institutions may not be indicative of the liquidity of such investments.

     Rule 144A of the Securities Act allows for a broader institutional trading market for securities otherwise subject to restriction on resale to the general public. Rule 144A establishes a "safe harbor" from the registration requirements of the Securities Act for resales of certain securities to qualified institutional buyers. The investment adviser anticipates that the market for certain restricted securities such as institutional commercial paper will expand further as a result of this new regulation and the development of automated systems for the trading, clearance and settlement of unregistered securities of domestic and foreign issuers, such as the PORTAL System sponsored by the National Association of Securities Dealers, Inc. (NASD).

     Restricted securities eligible for resale pursuant to Rule 144A and commercial paper for which there is a readily available market will not be deemed illiquid. The Subadvisers will monitor the liquidity of such restricted securities, subject to the supervision of the Trustees. In reaching liquidity decisions, Advisers will consider, among other things, the following factors:
(1) the frequency of trades and quotes for the security; (2) the number of dealers wishing to purchase or sell the security and the number of other potential purchasers; (3) dealer undertakings to make a market in the security and (4) the nature of the security and the nature of the marketplace trades (e.g., the time needed to dispose of the security, the method of soliciting offers and the mechanics of the transfer). In addition, in order for commercial paper that is issued in reliance on Section 4(2) of the Securities Act to be considered liquid, (i) it must be rated in one of the two highest rating categories by at least two NRSROs, or if only one NRSRO rates the securities, by that NRSRO, or, if unrated, be of comparable quality in the view of the investment adviser, and (ii) it must not be "traded flat" (i.e., without accrued interest) or in default as to principal or interest. Repurchase agreements subject to demand are deemed to have a maturity equal to the notice period.

     The staff of the SEC has taken the position that purchased OTC options and the assets used as "cover" for written OTC options are illiquid securities unless the Fund and the counterparty have provided for the Fund, at the Fund's election, to unwind the OTC option. The exercise of such an option would ordinarily involve the payment by the Fund of an amount designed to reflect the counterparty's economic loss from an early termination, but does allow the Fund to treat the securities used as "cover" as liquid. The Fund will also treat non-U.S. Government IOs and POs as illiquid so long as the staff of the SEC maintains its position that such securities are illiquid.

OTHER INVESTMENT TECHNIQUES

     Each Fund may take advantage of opportunities in the area of options and futures contracts and any other derivative instruments that are not presently contemplated for use by such Fund or that are not currently available but that may be developed, to the extent such opportunities are both consistent with its investment objective and legally permissible for the Fund. Before entering into such transactions or making any such investment, the Fund will provide appropriate disclosure in its prospectus.

                             INVESTMENT RESTRICTIONS

     The investment restrictions listed below have been adopted by the Company as fundamental policies of the Funds, except as otherwise indicated. Under the Investment Company Act, a fundamental policy of a Fund may not be changed without the vote of a majority of the outstanding voting securities of the Fund. As defined in the Investment Company Act, a "majority of a Fund's outstanding voting securities" means the lesser of (i) 67% of the shares represented at a meeting at which more than 50% of the outstanding shares are present in person or represented by proxy or (ii) more than 50% of the outstanding shares. For purposes of the following limitations: (i) all percentage limitations apply immediately after a purchase or initial investment; and (ii) any subsequent change in any applicable percentage resulting from market fluctuations does not require elimination of any asset from the Fund.

     A Fund may not:

     1. Purchase any security if, as a result, with respect to 75% of the Fund's total assets, more than 5% of the value of its total assets (determined at the time of investment) would then be invested in the securities of any one issuer.

     2. Purchase a security if more than 10% of the outstanding voting securities of any one issuer would be held by the Fund.

     3. Purchase a security if, as a result, 25% or more of the value of its total assets (determined at the time of investment) would be invested in securities of one or more issuers having their principal business activities in the same industry. This restriction does not apply to obligations issued or guaranteed by the United States Government, its agencies or instrumentalities.

     4. Purchase or sell real estate or interests therein (including limited partnership interests), although a Fund may purchase securities of issuers which engage in real estate operations and securities which are secured by real estate or interests therein.

     5. Purchase or sell commodities or commodity futures contracts, except that a Fund may purchase and sell financial futures contracts and options thereon and that forward contracts are not deemed to be commodities or commodity futures contracts.

     6. Purchase oil, gas or other mineral leases, rights or royalty contracts or exploration or development programs, except that a Fund may invest in the securities of companies which operate, invest in or sponsor such programs.

     7. Issue senior securities, borrow money or pledge its assets, except that each Fund may borrow from banks or through forward rolls, dollar rolls or reverse repurchase agreements up to 20% of the value of its total assets to take advantage of investment opportunities, for temporary, extraordinary or emergency purposes, or for the clearance of transactions and may pledge up to 20% of the value of its total assets to secure such borrowings. For purposes of this restriction, the purchase or sale of securities on a "when-issued" or delayed-delivery basis; the purchase and sale of options, financial futures contracts and options thereon; the entry into repurchase agreements and collateral and margin arrangements with respect to any of the foregoing, will not be deemed to be a pledge of assets nor the issuance of senior securities.

     8. Make loans except by the purchase of fixed income securities in which a Fund may invest consistently with its investment objective and policies or by use of reverse repurchase and repurchase agreements, forward rolls, dollar rolls and securities lending arrangements.

     9. Make short sales of securities.

     10. Purchase securities on margin, except for such short-term loans as are necessary for the clearance of purchases of portfolio securities. (For the purpose of this restriction, the deposit or payment by any Fund of initial or maintenance margin in connection with financial futures contracts is not considered the purchase of a security on margin.)

     11. Act as underwriter except to the extent that, in connection with the disposition of portfolio securities, it may be deemed to be an underwriter under certain federal securities laws. The Fund has no limit with respect to investments in restricted securities.

     Whenever any fundamental investment policy or investment restriction states a maximum percentage of a Fund's assets, it is intended that if the percentage limitation is met at the time the investment is made, a later change in percentage resulting from changing total or net asset values will not be considered a violation of such policy. However, in the event that a Fund's asset coverage for borrowings falls below 300%, the Fund will take prompt action to reduce its borrowings, as required by applicable law.

                                     TRUSTEES AND OFFICERS

                                POSITION WITH                              PRINCIPAL OCCUPATIONS
    NAME, ADDRESS AND AGE          COMPANY                                DURING PAST FIVE YEARS
    ---------------------       -------------                             ----------------------
Edward D. Beach (71)             Trustee           President and Director of BMC Fund, Inc., a closed-end
c/o Prudential Mutual Fund                           investment company; prior thereto, Vice Chairman of
  Management LLC                                     Broyhill Furniture Industries, Inc.; Certified Public
Gateway Center Three                                 Accountant; Secretary and Treasurer of Broyhill Family
Newark, NJ 07102-4077                                Foundation; Member of the Board of Trustees of Mars Hill
                                                     College; President, Treasurer and Director of First Financial
                                                     Fund, Inc. and The High Yield Plus Fund, Inc.; President and
                                                     Director of Global Utility Fund, Inc.

Delayne Dedrick Gold (58)        Trustee           Marketing and Management Consultant.
c/o Prudential Mutual Fund
  Management LLC
Gateway Center Three
Newark, NJ 07102-4077

* Robert F. Gunia (49)           Trustee           Comptroller, Prudential Investments (since May 1996);
  Gateway Center Three                               Senior Vice President (since March 1987) of Prudential
  Newark, NJ 07102-4077                              Securities Incorporated (Prudential Securities); Director
                                                     (since June 1987), Prudential Mutual Fund Services, Inc.
                                                     (PMFS); formerly Chief Administrative Officer (July
                                                     1990-September 1996), Director (January 1989-September 1996),
                                                     Executive Vice President, Treasurer and Chief Financial
                                                     Officer (June 1987-September 1996) of Prudential Mutual Fund
                                                     Management, Inc.; Vice President and Director of The Asia
                                                     Pacific Fund, Inc. (since May 1989) and Director of
                                                     Nicholas-Applegate Fund, Inc. (since February 1992).

Donald D. Lennox (77)            Trustee           Chairman (since February 1990) and Director (since April
c/o Prudential Mutual Fund                           1989) of International Imaging Materials, Inc. (thermal
  Management LLC                                     transfer ribbon manufacturer); Retired Chairman, Chief
Gateway Center Three                                 Executive Officer and Director of Schlegel Corporation
Newark, NJ 07102-4077                                (industrial manufacturing) (March 1987-February 1989);
                                                     Director of Gleason Corporation, Personal Sound Technologies, Inc.
                                                     and The High Yield Income Fund, Inc.

Douglas H. McCorkindale (57)     Trustee           Vice Chairman, Gannett Co. Inc. (publishing and media) (since
c/o Prudential Mutual Fund                           March 1984); Director of Gannett Co. Inc., Frontier
  Management LLC                                     Corporation and Continental Airlines, Inc.
Gateway Center Three
Newark, NJ 07102-4077


                                POSITION WITH                              PRINCIPAL OCCUPATIONS
    NAME, ADDRESS AND AGE          COMPANY                                DURING PAST FIVE YEARS
    ---------------------       -------------                             ----------------------
* Mendel A. Melzer (35)          Trustee           Chief Investment Officer (since October 1996) of Prudential
  751 Broad St.                                      Mutual Funds; formerly Chief Financial Officer of
  Newark, NJ 07102                                   Prudential Investments (November 1995-September 1996),
                                                     Senior Vice President and Chief Financial Officer of
                                                     Prudential Preferred Financial Services (April 1993-November
                                                     1995), Managing Director of Prudential Investment Advisors
                                                     (April 1991-April 1993) and Senior Vice President of
                                                     Prudential Capital Corporation (July 1989-April 1991);
                                                     Chairman and Director of Prudential Series Fund, Inc.


Thomas T. Mooney (54)            Trustee           President of the Greater Rochester Metro Chamber of
c/o Prudential Mutual Fund                           Commerce; former Rochester City Manager; Trustee of
  Management LLC                                     Center for Governmental Research, Inc.; Director of Blue
Gateway Center Three                                 Cross of Rochester, Monroe County Water Authority,
Newark, NJ 07102-4077                                Rochester Jobs, Inc., Executive Service Corps of
                                                     Rochester, Monroe County Industrial Development Corporation,
                                                     Northeast Midwest Institute, The Business Council of New York
                                                     State, First Financial Fund, Inc.


Stephen P. Munn (54)             Trustee           Chairman (since January 1994), Director and President (since
c/o Prudential Mutual Fund                           1988) and Chief Executive Officer (1988-December 1993)
  Management LLC                                     of Carlisle Companies Incorporated (manufacturer of
Gateway Center Three                                 industrial products).
Newark, NJ 07102-4077

* Richard A. Redeker (53)        Trustee           Employee of Prudential Investments; formerly President, Chief
  Gateway Center Three                               Executive Officer and Director (October 1993-September
  Newark, NJ 07102-4077                              1996), Prudential Mutual Fund Management, Inc., Executive
                                                     Vice President, Director and Member of the Operating
                                                     Committee (October 1993-September 1996), Prudential
                                                     Securities; formerly Director (October 1993-September 1996)
                                                     of Prudential Securities Group, Inc.; formerly Executive Vice
                                                     President, The Prudential Investment Corporation (October
                                                     1993-September 1996); formerly Director (January
                                                     1994-September 1996), PMFS; previously Senior Executive Vice
                                                     President and Director of Kemper Financial Services, Inc.
                                                     (September 1978-September 1993); President and Director of
                                                     The High Yield Income Fund, Inc.

Robin B. Smith (57)              Trustee           Chairman (since August 1996) and Chief Executive Officer
c/o Prudential Mutual Fund                           (since August 1996), former President (September
  Management LLC                                     1981-August 1996) of Publishers Clearing House; Director
Gateway Center Three                                 of BellSouth Corporation, The Omnicom Group, Inc.,
Newark, NJ 07102-4077                                Texaco Inc., Spring Industries Inc., First Financial
                                                     Fund, Inc. and The High Yield Income Fund, Inc.


                                POSITION WITH                              PRINCIPAL OCCUPATIONS
    NAME, ADDRESS AND AGE          COMPANY                                DURING PAST FIVE YEARS
    ---------------------       -------------                             ----------------------
Louis A Weil, III (55)           Trustee           President and Chief Executive Officer (since January 1996)
c/o Prudential Mutual Fund                           and Director(since September 1991) of Central Newspapers, Inc.;
  Management LLC                                     Chairman of the Board (since January 1996), Publisher and
Gateway Center Three                                 Chief Executive Officer (August 1991-December 1995) of
Newark, NJ 07102-4077                                Phoenix Newspapers, Inc.; formerly Publisher of Time
                                                     Magazine (May 1989-March 1991); formerly President,
                                                     Publisher & CEO of The Detroit News (February 1986-August
                                                     1989); formerly member of the Advisory Board, Chase
                                                     Manhattan Bank-Westchester.

Clay T. Whitehead (57)           Trustee           President, National Exchange Inc. (new business development
c/o Prudential Mutual Fund                           firm) (since May 1983).
Management LLC
Gateway Center Three
Newark, NJ 07102-4077

Eugene S. Stark (38)             Treasurer         First Vice President (January 1990-September 1996)
Gateway Center Three                                 of Prudential Mutual Fund Management, Inc.; First
Newark, NJ 07102-4077                                Vice President (since January 1992) of Prudential Securities.

S. Jane Rose (50)                Secretary         Senior Vice President(January 1991-September 1996) and
Gateway Center Three                                 Senior Counsel (June 1987-September 1996) of
Newark, NJ 07102-4077                                Prudential Mutual Fund Management, Inc.; Senior Vice
                                                     President and Senior Counsel of Prudential Securities
                                                     (since July 1992); formerly Vice President and Associate
                                                     General Counsel of Prudential Securities.

Marguerite E.H. Morrison (40)    Assistant         Vice President and Associate General Counsel (June
Gateway Center Three             Secretary           1991-September 1996) of Prudential Mutual Fund
Newark, NJ 07102-4077                                Management, Inc.; Vice President and Associate
                                                     General Counsel of Prudential Securities.

--------------

* "Interested" Trustee, as defined in the Investment Company Act, by reason of his affiliation with The Prudential Insurance Company of America or Prudential Securities.

     As of November 22, 1996, the Trustees and officers of the Company as a group owned beneficially less than 1% of the shares of beneficial interest of the Company. As of October 31, 1996, each of the following entities owned more than 5% of the outstanding voting securities of each of the portfolios indicated:

PORTFOLIO                                                          SHARES
---------                                                          ------

Prudential Active
  Balanced Fund
    Class A shares     Stephen P. Munn                              149 (90.8%)
                       8522 Chippendale Circle
                       Manlius, NY 13104-9413

    Class Z shares     PAMCO VCA OA Account                    1,575,825(13.3%)
                       30 Scranton Office Park
                       Moosic, PA 18507-1789

                       Dobson Park Industries Inc. and           652,658 (5.5%)
                       Affiliates Savings Plan and
                       Dodson Park Industries Inc. and
                         Affiliates Cash Balance
                         Pension Plan

                       Dobson Technologies, Inc.
                       c/o IRD Mechanalysis
                       6150 Huntley Road
                       Columbus, OH 43229

                       Rite Aid Employee Investment            1,076,420 (9.1%)
                         Opportunity Plan
                       Rite Aid Corporation
                       30 Hunter Lane
                       Camp Hill, PA 17011

                       Thompson & Knight Savings Plan and      1,117,342 (9.4%)
                       Thompson & Knight Retirement Plan
                       300 First City Center
                       1700 Pacific Ave.
                       Dallas, TX 75201

Prudential Stock
  Index Fund
    Class A shares     Daisy Chan                                 2,811 (17.3%)
                       817 West Hellman Avenue
                       Alhambra, CA 91803

                       Daisy Tung                                    854 (5.2%)
                       1403 Essex Lane
                       Glendale, CA 91207

                       Christina Chow                             2,855 (17.6%)
                       9043 E. Arcadia Avenue
                       San Gabriel, CA 91775-1401

    Class Z shares     PAMCO VCA OA Account                    1,619,698(13.7%)
                       30 Scranton Office Park
                       Moosic, PA 18507-1789

                       Prudential Employee Savings Plan        3,471,976(29.3%)
                       71 Hanover Road
                       Florham Park, NJ 07932-1502

                       Eden Brewery Thrift Savings Plan and      636,285 (5.4%)]
                       Fort Worth Brewery Thrift Savings Plan
                       Miller Brewing Company
                       3939 West Highland Blvd.
                       Milwaukee, WI 53201-0482

     The Prudential Insurance Company of America (Prudential) is a mutual life insurance company incorporated in 1873 under the laws of the state of New Jersey. The Prudential Employee Savings Plan is a defined contribution retirement plan. The PAMCO VCA OA Account is a portion of The Prudential Variable Contract Investment Fund, a separate account, established in 1962, of Prudential.

     The interested Trustees serve without compensation. The following table sets forth the aggregate compensation paid by the Company to the Trustees who were not affiliated with the Manager for the fiscal year ended September 30, 1996 and the aggregate compensation paid to such Trustees for service on the Company's Board and that of all other funds managed by Prudential Mutual Fund Management, Inc. (Fund Complex) for the year ended December 31, 1995.


                                            COMPENSATION TABLE
                                            ------------------

                                                            PENSION OR                           TOTAL
                                                            RETIREMENT                       COMPENSATION
                                                         BENEFITS ACCRUED     ESTIMATED      FROM COMPANY
                                           AGGREGATE        AS PART OF         ANNUAL          AND FUND
                                         COMPENSATION         COMPANY       BENEFITS UPON    COMPLEX PAID
NAME AND POSITION                        FROM COMPANY        EXPENSES        RETIREMENT       TO TRUSTEES
-----------------                        ------------        --------        ----------       -----------

Edward D. Beach--Trustee                       --              NONE              N/A       $183,500(22/43)**
Mark R. Fetting--Trustee+/++                   --              NONE              N/A            --
David A. Finley--Trustee++                 $21,000             NONE              N/A         21,000(1/7)**
William E. Fruhan, Jr.--Trustee++           21,000             NONE              N/A         21,000(1/7)**
Delayne D. Gold--Trustee                       --              NONE              N/A        183,250(24/45)**
Robert F. Gunia--Trustee+                      --              NONE              N/A            --
Donald D. Lennox--Trustee                      --              NONE              N/A         86,250(10/22)**
Douglas H. McCorkingdale--Trustee              --              NONE              N/A         63,750(7/10)**
Mendel A. Melzer--Trustee+                     --              NONE              N/A             --
Thomas T. Mooney--Trustee                      --              NONE              N/A        125,625(14/19)**
Stephen P. Munn--Trustee                       --              NONE              N/A         39,375(6/8)**
August G. Olsen--Trustee*/++                21,000             NONE              N/A         21,000(1/7)**
Richard A. Redeker--Trustee+                   --              NONE              N/A             --
Robin B. Smith--Trustee+++                     --              NONE              N/A         91,875(10/19)**
Herbert G. Stolzer--Trustee*/++             21,000             NONE              N/A         21,000(1/7)**
Louis A. Weil, III--Trustee                    --              NONE              N/A         93,750(11/16)**
Clay T. Whitehead--Trustee                     --              NONE              N/A         35,500(4/5)**

----------

  * All of the compensation from the Company for the fiscal year ended September 30, 1996 represents deferred compensation. Aggregate compensation from the Company and the Fund Complex for the fiscal year ended September 30, 1996, including accrued income and appreciation, amounted to approximately $24,000 for Mr. Olsen and approximately $24,500 for Mr. Stolzer.

 ** Indicates number of Funds/portfolios in Fund Complex to wich aggregate compensation relates.

  + Mark R. Fetting, Robert F. Gunia, Mendel A. Melzer and Richard A. Redeker, who are interested Trustees, do not receive compensation from the Company or any fund in the Prudential Mutual Fund Family.

 ++  Indicates Trustee who did not stand for reelection.

+++ Aggregate compensation from the Fund Complex for the year ended December 31, 1995, including accrued income and appreciation, amounted to approximately $100,700.

                             MANAGER AND SUBADVISERS

     The manager of the Company is Prudential Mutual Fund Management LLC (PMF or the Manager), Gateway Center Three, Newark, New Jersey 07102-4077. PMF serves as manager to all of the other investment companies that, together with the Funds, comprise the Prudential Mutual Funds. See "How the Fund is Managed--Manager" in the Prospectus of each Fund. As of October 31, 1996, PMF managed and/or administered open-end and closed-end management investment companies with assets of approximately $52 billion. According to the Investment Company Institute, as of August 31, 1996, the Prudential Mutual Funds were the 17th largest family of mutual funds in the United States.

     PMF is a subsidiary of Prudential Securities Incorporated (Prudential Securities or PSI). PMF has three wholly owned subsidiaries: Prudential Mutual Fund Distributors, Inc., Prudential Mutual Fund Services, Inc. (PMFS or the Transfer Agent) and Prudential Mutual Fund Investment Management. PMFS serves as the transfer agent for the Prudential Mutual Funds and, in addition, provides customer service, recordkeeping and management and administration services to qualified plans.


     Pursuant to the Management Agreement with the Company (the Management Agreement), PMF, subject to the supervision of the Company's Board of Trustees and in conformity with the stated policies of each Fund, manages both the investment operations of each Fund and the composition of each Fund's portfolio, including the purchase, retention, disposition and loan of securities and other assets. In connection therewith, PMF is obligated to keep certain books and records of the Company. PMF also administers the Company's corporate affairs and, in connection therewith, furnishes the Company with office facilities, together with those ordinary clerical and bookkeeping services which are not being furnished by State Street Bank and Trust Company, the Funds' custodian (the Custodian), and PMFS, the Funds' transfer and dividend disbursing agent. The management services of PMF for the Funds are not exclusive under the terms of the Management Agreement and PMF is free to, and does, render management services to others.

     For its services, PMF receives, pursuant to the Management Agreement, a fee at an annual rate of .65 of 1% of Prudential Active Balanced Fund's average daily net assets and .30 of 1% of Prudential Stock Index Fund's average daily net assets. The fee is computed daily and payable monthly. The Management Agreement also provides that, in the event the expenses of a Fund (including the fees of PMF, but excluding interest, taxes, brokerage commissions, distribution fees and litigation and indemnification expenses and other extraordinary expenses not incurred in the ordinary course of the Fund's business) for any fiscal year exceed the lowest applicable annual expense limitation established and enforced pursuant to the statutes or regulations of any jurisdiction in which the Fund's shares are qualified for offer and sale, the compensation due to PMF will be reduced by the amount of such excess. Reductions in excess of the total compensation payable to PMF will be paid by PMF to the Company.

     In connection with its management of the business affairs of the Company, the Manager bears the following expenses:

     (i) the salaries and expenses of all of its and the Company's personnel except the fees and expenses of Trustees who are not affiliated persons of the Manager or the Funds' Subadvisers;

     (ii) all expenses incurred by the Manager or by the Company in connection with managing the ordinary course of the Company's business, other than those assumed by the Company as described below; and

     (iii) the costs and expenses or fees payable to The Prudential Investment Corporation (PIC) and Jennison Associates Capital Corp. (Jennison) (collectively, the Subadvisers) pursuant to the subadvisory agreements between the Manager and the Subadvisers (collectively, the Advisory Agreements).

     Under the terms of the Management Agreement, the Company is responsible for the payment of the following expenses: (i) the fees payable to the Manager, (ii) the fees and expenses of Trustees who are not affiliated persons of the Manager or the Funds' Subadvisers, (iii) the fees and certain expenses of the Custodian and Transfer and Dividend Disbursing Agent, including the cost of providing records to the Manager in connection with its obligation of maintaining required records of the Company, pricing the Funds' shares and the cashiering function,
(iv) the charges and expenses of legal counsel and independent accountants for the Company, (v) brokerage commissions and any issue or transfer taxes chargeable to the Company in connection with its securities and futures transactions, (vi) all taxes and corporate fees payable by the Company to governmental agencies, (vii) the fees of any trade associations of which the Company may be a member, (viii) the cost of stock certificates representing shares of Funds of the Company, if any, (ix) the cost of fidelity and liability insurance, (x) the fees and expenses involved in registering and maintaining registration of the Company and of its shares with the SEC, registering the Company and qualifying its shares under state securities laws, including the preparation and printing of the Company's registration statements and prospectuses for such purposes, (xi) licensing fees, if any, (xii) allocable communications expenses with respect to investor services and all expenses of shareholders' and Trustees' meetings and of preparing, printing and mailing reports, proxy statements and prospectuses to shareholders in the amount necessary for distribution to the shareholders and (xiii) litigation and indemnification expenses and other extraordinary expenses not incurred in the ordinary course of the Company's business.

     The Management Agreement provides that PMF will not be liable for any error of judgment or for any loss suffered by the Company in connection with the matters to which the Management Agreement relates, except a loss resulting from willful misfeasance, bad faith, gross negligence or reckless disregard of duty. The Management Agreement provides that it will terminate automatically if assigned and that it may be terminated without penalty by either party upon not more than 60 days' nor less than 30 days' written notice. The Management Agreement will continue in effect for a period of more than two years from the date of execution only so long as such continuance is specifically approved at least annually in conformity with the Investment Company Act. The Management Agreement was last approved by the Trustees of the Company, including all of the Trustees who are not parties to the contract or interested persons of any such party as defined in the Investment Company Act, on May 17, 1996 and by the shareholders of the Company on October 30, 1996. The Manager received, before any reduction due to the subsidy by the Manager of certain expenses of each Fund, the following management fees from each Fund, expressed both as a dollar amount and as a percentage of each Fund's average daily net assets:

                       YEAR ENDED            YEAR ENDED           YEAR ENDED
                   SEPTEMBER 30, 1996    SEPTEMBER 30, 1995   SEPTEMBER 30, 1994
                   ------------------   -------------------   ------------------
FUND                AMOUNT      RATE     AMOUNT      RATE       AMOUNT     RATE
----               --------     ----    --------     ----      --------    ----
Stock Index        $570,160     .40%    $286,843     .40%      $152,392    .40%
Active Balanced     994,182     .70      733,748     .70        412,941    .70

During the same period the Manager subsidized certain expenses of the Fund. See "How the Fund is Managed--Fee Waivers and Subsidy" in the Prospectus.

     The Manager has entered into Advisory Agreements with the Subadvisers. The Advisory Agreements provide that the Subadvisers furnish investment advisory services in connection with the management of their respective Funds. For its service as Subadviser, Jennison is paid at an annual rate of .30 of 1% of Prudential Active Balanced Fund's average daily net assets up to and including $300 million and .25 of 1% of the Fund's average daily net assets in excess of $300 million. PIC is reimbursed by the Manager for the reasonable costs and expenses incurred in furnishing its service. In connection therewith, the Subadvisers are obligated to keep certain books and records of the respective Funds to which they provide advisory services. The Manager continues to have responsibility for all investment advisory services to all the Funds pursuant to the Management Agreement and supervises the Subadvisers' performance of such services.


     Jennison is the subadviser for the Prudential Active Balanced Fund. Acquired by the Prudential in 1985, Jennison has been engaged in the equity investment management business since 1969. As of September 30, 1996, Jennison managed $31.3 billion in assets for 177 clients, including approximately $3.5 billion (11.3%) in mutual funds. Of the $31.3 billion in assets, $1.8 billion were in actively managed balanced portfolios (including the Fund) and $17.3 billion in assets were in equity portfolios. Approximately 40% of Jennison's equity clients are "Fortune 500" companies (as defined by Fortune Magazine in the issue dated April 29, 1996). Many of these companies have retained Jennisons' asset management services for more than ten years, some for more then 25 years as of September 30, 1996. As of September 30, 1996, Jennison also managed $2.8 billion in international equity portfolios, and $9.5 billion in fixed income portfolios.

     Bradley Goldberg, a senior portfolio manager at Jennison, oversees the Prudential Active Balanced Fund. He has more than 25 years of investment experience. Mr. Goldberg combines successful stock and bond investing with an active asset allocation strategy to generate equity-like results with less risk than a pure equity portfolio. When selecting stocks for the Fund, Mr. Goldberg draws on the growth investing expertise of Jennison and modifies the style to identify undervalued companies with attractive earnings growth prospects.


     PIC advises Prudential Stock Index Fund through Prudential Diversified Investment Strategies (PDI). PDI is dedicated to equity index and balanced fund investing for institutional clients. Founded in 1975, PDI is among the oldest quantitatively-oriented balanced managers in the country. PDI currently manages close to $21 billion in balanced and indexed assets.

     PIC also manages short-term assets and cash for Prudential Active Balanced Fund and invests available cash balances for the Fund through a joint repurchase agreement account. PIC is reimbursed by PMF for reasonable costs and expenses incurred by it in furnishing such services.

     The Advisory Agreements were last approved by the Trustees, including a majority of the Trustees who are not parties to the Agreements or interested persons of any such party as defined in the Investment Company Act, on May 17, 1996, and by the shareholders of each Fund on October 30, 1996.

     Each Advisory Agreement provides that it will terminate in the event of its assignment (as defined in the Investment Company Act) or upon the termination of the Management Agreement. Each Advisory Agreement may be terminated by the Company, the Manager or the relevant Subadviser upon not more than 60 days', nor less than 30 days', written notice. Each Advisory Agreement provides that it will continue in effect for a period of more than two years from its execution only so long as such continuance is specifically approved at least annually in accordance with the requirements of the Investment Company Act.

                                   DISTRIBUTOR

     Prudential Securities Incorporated (Prudential Securities or PSI), One Seaport Plaza, New York, New York 10292, acts as the distributor of shares of Prudential Stock Index Fund and the Class A, Class B, Class C and Class Z shares of Prudential Active Balanced Fund.

     Pursuant to separate Distribution and Service Plans (the Class A Plan, the Class B Plan and the Class C Plan, collectively, the Plans) adopted by the Company under Rule 12b-1 under the Investment Company Act and a distribution agreement (the Distribution Agreement), Prudential Securities (also the Distributor) incurs the expenses of distributing Prudential Active Balanced Fund's Class A, Class B and Class C shares. Prudential Securities serves as the Distributor of shares of Prudential Stock Index Fund and the Class Z shares of Prudential Active Balanced Fund and incurs the expenses of distributing the shares under a Distribution Agreement with the Company, none of which are reimbursed by or paid for by the Funds. See "How the Fund is Managed--Distributor" in the Prospectus of each Fund.

     On May 17, 1996, the Board of Trustees, including a majority of the Trustees who are not interested persons of the Company and who have no direct or indirect financial interest in the operation of the Class A, Class B or Class C Plan or in any agreement related to the Plans (the Rule 12b-1 Trustees), at a meeting called for the purpose of voting on each Plan, approved the Plans with respect to Prudential Active Balanced Fund and the Distribution Agreements for both Funds. The Class A Plan provides that (i) .25 of 1% of the average daily net assets of the Class A shares may be used to pay for personal service and the maintenance of shareholder accounts (service fee) and (ii) total distribution fees (including the service fee of .25 of 1%) may not exceed .30 of 1%. The Class B and Class C Plans provide that (i) .25 of 1% of the average daily net assets of the Class B and Class C shares, respectively, may be paid as a service fee and (ii) .75 of 1% (not including the service fee) may be paid for distribution-related expenses with respect to the Class B and Class C shares, respectively (asset-based sales charge). The Plans were each approved by the sole shareholder of the Class A, Class B and Class C shares of Prudential Active Balanced Fund on October 30, 1996.

     The Class A, Class B and Class C Plans for Prudential Active Balanced Fund will continue in effect from year to year, provided that each such continuance is approved at least annually by a vote of the Board of Trustees, including a majority vote of the Rule 12b-1 Trustees, cast in person at a meeting called for the purpose of voting on such continuance. The Plans may each be terminated at any time, without penalty, by the vote of a majority of the Rule 12b-1 Trustees or by the vote of the holders of a majority of the outstanding shares of the applicable class on not more than 60 days', nor less than 30 days' written notice to any other party to the Plans. The Plans may not be amended to increase materially the amounts to be spent for the services described therein without approval by the shareholders of the applicable class, and all material amendments are required to be approved by the Board of Trustees in the manner described above. Each Plan will automatically terminate in the event of its assignment. The Fund will not be obligated to pay expenses incurred under any Plan if it is terminated or not continued.

     Pursuant to each Plan, the Board of Trustees will review at least quarterly a written report of the distribution expenses incurred on behalf of each class of shares of Prudential Active Balanced Fund by the Distributor. The report will include an itemization of the distribution expenses and the purposes of such expenditures. In addition, as long as the Plans remain in effect, the selection and nomination of Rule 12b-1 Trustees shall be committed to the Rule 12b-1 Trustees.

     Pursuant to the Distribution Agreement, the Company has agreed to indemnify Prudential Securities to the extent permitted by applicable law against certain liabilities under the Securities Act.

     On October 21, 1993, PSI entered into an omnibus settlement with the SEC, state securities regulators in 51 jurisdictions and the NASD to resolve allegations that PSI sold interests in more than 700 limited partnerships (and a limited number of other types of securities) from January 1, 1980 through December 31, 1990, in violation of securities laws to persons for whom such securities were not suitable in light of the individuals' financial condition or investment objectives. It was also alleged that the safety, potential returns and liquidity of the investments had been misrepresented. The limited partnerships principally involved real estate, oil and gas producing properties and aircraft leasing ventures. The SEC Order (i) included findings that PSI's conduct violated the federal securities laws and that an order issued by the SEC in 1986 requiring PSI to adopt, implement and maintain certain supervisory procedures had not been complied with; (ii) directed PSI to cease and desist from violating the federal securities laws and imposed a $10 million civil penalty; and (iii) required PSI to adopt certain remedial measures including the establishment of a Compliance Committee of its Board of Directors. Pursuant to the terms of the SEC settlement, PSI established a settlement fund in the amount of $330,000,000 and procedures, overseen by a court approved Claims Administrator, to resolve legitimate claims for compensatory damages by purchasers of the partnership interests. PSI has agreed to provide additional funds, if necessary, for that purpose. PSI's settlement with the state securities regulators included an agreement to pay a penalty of $500,000 per jurisdiction. PSI consented to a censure and to the payment of a $5,000,000 fine in settling the NASD action. In settling the above referenced matters, PSI neither admitted nor denied the allegations asserted against it.

     On January 18, 1994, PSI agreed to the entry of a Final Consent Order and a Parallel Consent Order by the Texas Securities Commissioner. The firm also entered into a related agreement with the Texas Securities Commissioner. The allegations were that the firm had engaged in improper sales practices and other improper conduct resulting in pecuniary losses and other harm to investors residing in Texas with respect to purchases and sales of limited partnership interests during the period of January 1, 1980 through December 31, 1990. Without admitting or denying the allegations, PSI consented to a reprimand, agreed to cease and desist from future violations, and to provide voluntary donations to the State of Texas in the aggregate amount of $1,500,000. The firm agreed to suspend solicitation of new customer accounts, the general solicitation of new accounts, and the offer for sale of securities in or from PSI's North Texas office to new customers during a period of twenty consecutive business days, and agreed that its other Texas offices would be subject to the same restrictions for a period of five consecutive business days. PSI also agreed to institute training programs for its securities salesmen in Texas.

     On October 27, 1994, Prudential Securities Group, Inc. and PSI entered into agreements with the United States Attorney deferring prosecution (provided PSI complies with the terms of the agreement for three years) for any alleged criminal activity related to the sale of certain limited partnership programs from 1983 to 1990. In connection with these agreements, PSI agreed to add the sum of $330,000,000 to the Fund established by the SEC and executed a stipulation providing for a reversion of such funds to the United States Postal Inspection Service. PSI further agreed to obtain a mutually acceptable outside director to sit on the Board of Directors of PSG and the Compliance Committee of PSI. The new director serves as an independent "ombudsman" whom PSI employees can call anonymously with complaints about ethics and compliance. Prudential Securities shall report any allegations or instances of criminal conduct and material improprieties to the new director. The new director submits compliance reports which identify any such allegations or instances of criminal conduct and material improprieties every three months for a three-year period.

NASD MAXIMUM SALES CHARGE RULE

     Pursuant to rules of the NASD, the Distributor is required to limit aggregate initial sales charges, deferred sales charges and asset-based sales charges to 6.25% of total gross sales of each class of shares of Prudential Active Balanced Fund. In the case of Class B shares, interest charges equal to the prime rate plus one percent per annum may be added to the 6.25% limitation. Sales from the reinvestment of dividends and distributions are not required to be included in the calculation of the 6.25% limitation. The annual asset-based sales charge with respect to Class B and Class C shares of Prudential Active Balanced Fund may not exceed .75 of 1%. The 6.25% limitation applies to the Fund rather than on a per shareholder basis. If aggregate sales charges were to exceed 6.25% of total gross sales of any class, all sales charges on shares of that class would be suspended.

                      PORTFOLIO TRANSACTIONS AND BROKERAGE

PORTFOLIO TURNOVER

     There are no limitations on the length of time that securities must be held by the Funds and the Funds' annual portfolio turnover rate may vary significantly from year to year. A portfolio turnover rate in excess of 100% may exceed that of other investment companies with similar objectives. High portfolio turnover (over 100%) may involve correspondingly greater brokerage commissions and other transaction costs, which will be borne directly by the Funds. In addition, high portfolio turnover may result in increased short-term capital gains, which, when distributed to shareholders, are treated as ordinary income. See "Taxes."

     Decisions to buy and sell assets for a Fund are made by the Fund's Subadviser, subject to the overall review of the Manager and the Trustees. Although investment decisions for the Funds are made independently from those of the other accounts managed by a Subadviser, investments of the type that the Funds may make also may be made for those other accounts. When a Fund and one or more other accounts managed by a Subadviser are prepared to invest in, or desire to dispose of, the same security, available investments or opportunities for sales will be allocated in a manner believed by the Subadviser to be equitable to each. In some cases, this procedure may adversely affect the price paid or received by a Fund or the size of the position obtained or disposed of by a Fund.

     Transactions on U.S. stock exchanges and some foreign stock exchanges involve the payment of negotiated brokerage commissions. On exchanges on which commissions are negotiated, the cost of transactions may vary among different brokers. On most foreign exchanges, commissions are generally fixed. No stated commission is generally applicable to securities traded in U.S. OTC markets, but the prices of those securities includes commissions or mark-ups. The cost of securities purchased from underwriters includes an underwriting commission or concession and the prices at which securities are purchased from and sold to dealers include a dealer's mark-up or mark-down. U.S. Government securities generally are purchased from underwriters or dealers, although certain newly-issued U.S. Government securities may be purchased directly from the U.S. Treasury or from the issuing agency or instrumentality.

     In selecting brokers or dealers to execute securities transactions on behalf of a Fund, its Subadviser seeks the best overall terms available. The Funds have no obligation to do business with any broker-dealer or group of broker-dealers in executing transactions in securities. In placing orders, the Subadvisers are subject to the Company's policy to seek the most favorable price and efficient execution taking into account such factors as price (including the applicable commission or dealer spread), size, type, and difficulty of the transaction, and the firm's general execution and operating facilities. In assessing the best overall terms available for any transaction, the Subadviser will consider the factors that it deems relevant, including the breadth of the market in the security, the price of the security, the financial condition and execution capability of the broker or dealer and the reasonableness of the commission, if any, for the specific transaction and on a continuing basis. In addition, the Subadvisers, subject to seeking best price and execution, are authorized to cause a Fund to pay broker-dealers that furnish brokerage and research services (as defined by Section 28(e) of the Securities Exchange Act of 1934, as amended (1934 Act)), a higher commission than another broker-dealer that does not furnish such brokerage and research services might charge. The Subadvisers must regard such higher commissions as reasonable in relation to the brokerage and research services provided, viewed in terms of each Subadviser's responsibilities to the Fund or other accounts, if any, as to which it exercises investment discretion. The fees under the Management Agreement and the Advisory Agreements, respectively, are not reduced by reason of a Fund's Subadviser receiving brokerage and research services. The Trustees of the Company will periodically review the commissions paid by a Fund to determine if the commissions paid over representative periods of time were reasonable in relation to the benefits inuring to the Fund. OTC purchases and sales by a Fund are transacted directly with principal market makers except in those cases in which better prices and executions may be obtained elsewhere.

     To the extent consistent with applicable provisions of the Investment Company Act and the rules and exemptions adopted by the SEC under the Investment Company Act, the Trustees have determined that transactions for a Fund may be executed through Prudential Securities and other affiliated broker-dealers if, in the judgment of the Subadviser, the use of an affiliated broker-dealer is likely to result in price and execution at least as favorable as those of other qualified broker-dealers, and if, in the transaction, the affiliated broker-dealer charges the Fund a fair and reasonable rate. Furthermore, the Trustees of the Company, including a majority of the Trustees who are not "interested" Trustees, have adopted procedures which are reasonably designed to provide that any commissions, fees or other remuneration paid to PSI are consistent with the foregoing standard. In accordance with Section 11(a) of the 1934 Act, Prudential Securities may not retain compensation for effecting transactions on a national securities exchange for the Funds unless a Fund has expressly authorized the retention of such compensation in a written contract executed by the Fund and Prudential Securities. Section 11(a) provides that Prudential Securities must furnish to the Funds at least annually a statement setting forth the total amount of all compensation retained by Prudential Securities from transactions effected for a Fund during the applicable period. Brokerage transactions with PSI also are subject to such fiduciary standards as may be imposed by applicable law.

     The Funds may use PSI and other affiliated broker-dealers as a futures commission merchant in connection with entering into futures contracts and options on futures contracts if, in the judgment of a Fund's Subadviser, the affiliated broker-dealer charges the Fund a fair and reasonable rate. This standard would allow PSI to receive no more than the remuneration which would be expected to be received by an unaffiliated broker in a commensurate arm's-length transaction.

     The Company does not market its shares through intermediary brokers or dealers; therefore, it is not the Company's practice to allocate brokerage or principal business on the basis of sales of its shares which may be made through such firms. However, the Subadvisers may place portfolio orders with qualified broker-dealers who recommend the Company to clients, and may, when a number of brokers and dealers can provide best price and execution on a particular transaction, consider such recommendations by a broker or dealer in selecting among broker-dealers.

     Transactions in options and futures by a Fund will be subject to limitations established by each of the exchanges and boards of trade governing the maximum position which may be written or held by a single investor or group of investors acting in concert, regardless of whether the options and futures are written or held on the same or different exchanges or are written or held in one or more accounts or though one or more brokers. Thus, the number of options and futures which a Fund may write or hold may be affected by options and futures written or held by the Subadviser and other investment advisory clients of the Subadviser. An exchange or board of trade may order the liquidation of positions found to be in excess of these limits, and it may impose certain other sanctions.

     The Funds will not purchase any security, including U.S. Government securities, during the existence of any underwriting or selling group relating thereto of which PSI is a member, except to the extent permitted by SEC rules.

     During the years ended September 30, 1996, 1995 and 1994, the Company paid $0, $965 and $3,247, respectively, in brokerage commissions to Prudential Securities.

                     PURCHASE AND REDEMPTION OF FUND SHARES

     Shares of Prudential Active Balanced Fund may be purchased at a price equal to the next determined net asset value per share plus a sales charge which, at the election of the investor, may be imposed either (i) at the time of purchase (Class A shares) or (ii) on a deferred basis (Class B or Class C shares). Class Z shares of Prudential Active Balanced Fund and shares of Prudential Stock Index Fund are offered to a limited group of investors at net asset value without any sales charges. See "Shareholder Guide--How to Buy Shares of the Fund" in the Prospectus of each Fund.

     Each class represents an interest in the same assets of Prudential Active Balanced Fund and is identical in all respects except that (i) each class is subject to different sales charges and distribution and/or service expenses (except for Class Z shares which are not subject to any sales charge or distribution and/or service fees), which may affect performance, (ii) each class has exclusive voting rights on any matter submitted to shareholders that relates solely to its arrangements and has separate voting rights on any matter submitted to shareholders in which the interests of one class differ from the interests of any other class, (iii) each class has a different exchange privilege, (iv) only Class B shares have a conversion feature and (v) Class Z shares are offered exclusively for sale to a limited group of investors. See "Distributor" and "Shareholder Investment Account--Exchange Privilege."

SPECIMEN PRICE MAKE-UP


     Using the net asset value of Prudential Stock Index Fund at September 30, 1996, the maximum offering price of the Fund's shares is $16.06. For Prudential Active Balanced Fund, under the current distribution arrangements between the Company and the Distributor, Class A shares are sold with a maximum sales charge of 5% and Class B*,

Class C* and Class Z shares are sold at net asset value. Using the net asset value of Prudential Active Balanced Fund at September 30, 1996, the maximum offering price of the Fund's shares is as follows:

                                                               PRUDENTIAL ACTIVE
                                                                 BALANCED FUND
                                                               -----------------
CLASS A**
Net asset value and redemption price per Class A share .......      $13.01
Maximum sales charge (5% of offering price) ..................         .68
                                                                    ------
Offering price to public .....................................      $13.69
                                                                    ======
CLASS B**
Net asset value, redemption price and offering price
  per Class B share* .........................................      $13.01
                                                                    ======
CLASS C**
Net asset value, redemption price and offering price
  per Class C share* .........................................      $13.01
                                                                    ======
CLASS Z
Net asset value, redemption price and offering price
  per Class Z share ..........................................      $13.01
                                                                    ======
-------------
 * Class B and Class C shares are subject to a contingent deferred sales charge on certain redemptions. See "Shareholder Guide--How to Sell Your Shares--Contingent Deferred Sales Charges" in the Prospectus of Prudential Active Balanced Fund.

** Class A, Class B and Class C shares of Prudential Active Balanced Fund were not offered on September 30, 1996.

REDUCTION AND WAIVER OF INITIAL SALES CHARGES--CLASS A SHARES

     COMBINED PURCHASE AND CUMULATIVE PURCHASE PRIVILEGE. If an investor or eligible group of related investors purchases Class A shares of Prudential Active Balanced Fund concurrently with Class A shares of other Prudential Mutual Funds, the purchases may be combined to take advantage of the reduced sales charges applicable to larger purchases. See the table of breakpoints under "Shareholder Guide--Alternative Purchase Plan" in the Prospectus of Prudential Active Balanced Fund.

     An eligible group of related Fund investors includes any combination of the following:

          (a) an individual;

          (b) the individual's spouse, their children and their parents;

          (c) the individual's and spouse's Individual Retirement Account (IRA);

          (d) any company controlled by the individual (a person, entity or group that holds 25% or more of the outstanding voting securities of a company will be deemed to control the company, and a partnership will be deemed to be controlled by each of its general partners);

          (e) a trust created by the individual, the beneficiaries of which are the individual, his or her spouse, parents or children;

          (f) a Uniform Gifts to Minors Act/Uniform Transfers to Minors Act account created by the individual or the individual's spouse; and

          (g) one or more employee benefit plans of a company controlled by an individual.

     In addition, an eligible group of related Fund investors may include an employer (or group of related employers) and one or more qualified retirement plans of such employer or employers (an employer controlling, controlled by or under common control with another employer is deemed related to that employer).

     The Distributor must be notified at the time of purchase that the investor is entitled to a reduced sales charge. The reduced sales charge will be granted subject to confirmation of the investor's holdings. The Combined Purchase and Cumulative Purchase Privilege does not apply to individual participants in pension, profit-sharing or other employee benefit plans qualified under Section 401 of the Internal Revenue Code and deferred compensation and annuity plans under Sections 457 and 403(b)(7) of the Internal Revenue Code.

     RIGHTS OF ACCUMULATION. Reduced sales charges are also available through Rights of Accumulation, under which an investor or an eligible group of related investors, as described above under "Combined Purchase and Cumulative Purchase Privilege," may aggregate the value of their existing holdings of shares of Prudential Active Balanced Fund and shares of other Prudential Mutual Funds (excluding money market funds other than those acquired pursuant to the exchange privilege) to determine the reduced sales charge. The value of shares held directly with the Transfer Agent and through Prudential Securities will not be aggregated to determine the reduced sales charge. All shares must be held either directly with the Transfer Agent or through Prudential Securities. The value of existing holdings for purposes of determining the reduced sales charge is calculated using the maximum offering or price (net asset value plus maximum sales charge) as of the previous business day. See "How the Fund Values its Shares" in the Prospectus of Prudential Active Balanced Fund. The Distributor must be notified at the time of purchase that the investor is entitled to a reduced sales charge. The reduced sales charges will be granted subject to confirmation of the investor's holdings. Rights of Accumulation are not available to individual participants in any retirement or group plans.

     LETTERS OF INTENT. Reduced sales charges are available to investors (or an eligible group of related investors), including retirement and group plans, who enter into a written Letter of Intent providing for the purchase, within a thirteen-month period, of shares of Prudential Active Balanced Fund and shares of other Prudential Mutual Funds. All shares of Prudential Active Balanced Fund and shares of other Prudential Mutual Funds (excluding money market funds other than those acquired pursuant to the exchange privilege) which were previously purchased and are still owned are also included in determining the applicable reduction. However, the value of shares held directly with the Transfer Agent and through Prudential Securities will not be aggregated to determine the reduced sales charge. All shares must be held either directly with the Transfer Agent or through Prudential Securities. The Distributor must be notified at the time of purchase that the investor is entitled to a reduced sales charge. The reduced sales charges will be granted subject to confirmation of the investor's holdings. Letters of Intent are not available to individual participants in any retirement or group plans.

     A Letter of Intent permits a purchaser to establish a total investment goal to be achieved by any number of investments over a thirteen-month period. Each investment made during the period will receive the reduced sales charge applicable to the amount represented by the goal, as if it were a single investment, except in the case of retirement and group plans where the employer or plan sponsor will be responsible for paying any applicable sales charge. Escrowed Class A shares totaling 5% of the dollar amount of the Letter of Intent will be held by the Transfer Agent in the name of the purchaser. The effective date of a Letter of Intent may be back-dated up to 90 days, in order that any investments made during this 90-day period, valued at the purchaser's cost, can be applied to the fulfillment of the Letter of Intent goal, except in the case of retirement and group plans.

     The Letter of Intent does not obligate the investor to purchase, nor the Company to sell, the indicated amount. In the event the Letter of Intent goal is not achieved within the thirteen-month period, the purchaser (or the employer or plan sponsor in the case of any retirement or group plan) is required to pay the difference between the sales charge otherwise applicable to the purchases made during this period and sales charges actually paid. Such payment may be made directly to the Distributor or, if not paid, the Distributor will liquidate sufficient escrowed shares to obtain such difference. Investors electing to purchase Class A shares of Prudential Active Balanced Fund pursuant to a Letter of Intent should carefully read such Letter of Intent.

WAIVER OF THE CONTINGENT DEFERRED SALES CHARGE--CLASS B SHARES

     The contingent deferred sales charge is waived under circumstances described in the Prospectus of Prudential Active Balanced Fund. See "Shareholder Guide--How to Sell Your Shares--Waiver of Contingent Deferred Sales Charges--Class B Shares" in the Prudential Active Balanced Fund Prospectus. In connection with these waivers, the Transfer Agent will require you to submit the supporting documentation set forth below.

    Category Of Waiver                       Required Documentation
    ------------------                       ----------------------
 Death A copy of the shareholder's death certificate or, in the case of a trust, a copy of the grantor's death certificate, plus a copy of the trust agreement identifying the grantor.

Disability--An individual will be         A copy of the Social Security
considered  disabled if he or she         Administration award letter
is unable to engage in any                or a letter from a physician on the
that substantial gainful                  physician's letterhead
activity by reason of any                 stating the shareholder (or, in the
medically determinable physical or        case of a trust, the grantor) is
mental impairment which can be            permanently disabled. The letter must
expected to result in death or to         also indicate the date of disability.
be of long-continued and indefinite
duration.

Distribution from an IRA or 403(b)        A copy of the distribution form
Custodial Account                         from the custodial firm indicating (i)
                                          the date of birth of the shareholder
                                          and (ii) that the shareholder is over
                                          age 591 @2 and is taking a normal
                                          distribution--signed by the
                                          shareholder.

    Category Of Waiver                       Required Documentation
    ------------------                       ----------------------
Distribution from Retirement Plan        A letter signed by the plan
                                         administrator/trustee indicating the
                                         reason for the distribution.

Excess Contributions                     A letter from the shareholder (for an
                                         IRA) or the plan administrator/trustee
                                         on company letterhead indicating the
                                         amount of the excess and whether or
                                         not taxes have been paid.

     The Transfer Agent reserves the right to request such additional documents as it may deem appropriate.

                         SHAREHOLDER INVESTMENT ACCOUNT

     Upon the initial purchase of Fund shares, a Shareholder Investment Account is established for each investor under which a record of the shares held is maintained by the Transfer Agent. If a share certificate is desired, it must be requested in writing for each transaction. Certificates are issued only for full shares and may be redeposited in the Account at any time. There is no charge to the investor for issuance of a certificate. Each Fund makes available to its shareholders the following privileges and plans.

     AUTOMATIC REINVESTMENT OF DIVIDENDS AND DISTRIBUTIONS. For the convenience of investors, all dividends and distributions are automatically reinvested in full and fractional shares of the applicable Fund. An investor may direct the Transfer Agent in writing not less than five full business days prior to the record date to have subsequent dividends or distributions sent in cash rather than reinvested. In the case of recently purchased shares for which registration instructions have not been received on the record date, cash payment will be made directly to the dealer. Any shareholder who receives a cash payment representing a dividend or distribution may reinvest such dividend or distribution at net asset value by returning the check or the proceeds to the Transfer Agent within 30 days after the payment date. Such investment will be made at the net asset value per share next determined after receipt of the check or proceeds by the Transfer Agent. Such shareholder will receive credit for any contingent deferred sales charge paid in connection with the amount of proceeds being reinvested.

     EXCHANGE PRIVILEGE. The Company makes available to its shareholders the privilege of exchanging their shares of a Fund for shares of certain other Prudential Mutual Funds, including one or more specified money market funds, subject in each case to the minimum investment requirements of such funds. Shares of such other Prudential Mutual Funds may also be exchanged for shares of a Fund. All exchanges are made on the basis of relative net asset value next determined after receipt of an order in proper form. An exchange will be treated as a redemption and purchase for tax purposes. Shares may be exchanged for shares of another fund only if shares of such fund may legally be sold under applicable state laws. For retirement and group plans having a limited menu of Prudential Mutual Funds, the Exchange Privilege is available for those funds eligible for investment in the particular program.

     It is contemplated that the Exchange Privilege may be applicable to new mutual funds whose shares may be distributed by the Distributor.

     CLASS A. Shareholders of Prudential Active Balanced Fund may exchange their Class A shares for shares of certain other Prudential Mutual Funds, shares of Prudential Government Securities Trust (Short-Intermediate Term Series) and shares of the money market funds specified below. No fee or sales load will be imposed upon the exchange. Shareholders of money market funds who acquired such shares upon exchange of Class A shares may use the Exchange Privilege only to acquire Class A shares of the Prudential Mutual Funds participating in the Exchange Privilege.

     The following money market funds participate in the Class A Exchange
Privilege:

       Prudential California Municipal Fund
        (California Money Market Series)

       Prudential Government Securities Trust
        (Money Market Series)
        (U.S. Treasury Money Market Series)

       Prudential Municipal Series Fund
        (Connecticut Money Market Series)
        (Massachusetts Money Market Series)
        (New York Money Market Series)
        (New Jersey Money Market Series)

       Prudential MoneyMart Assets, Inc. (Class A shares)
       Prudential Tax-Free Money Fund, Inc.

     CLASS B AND CLASS C. Shareholders of Prudential Active Balanced Fund may exchange their Class B and Class C shares for Class B and Class C shares, respectively, of certain other Prudential Mutual Funds and shares of Prudential Special Money Market Fund, Inc., a money market fund. No contingent deferred sales charge (CDSC) will be payable upon such exchange, but a CDSC may be payable upon the redemption of the Class B and Class C shares acquired as a result of the exchange. The applicable sales charge will be that imposed by the fund in which shares were initially purchased and the purchase date will be deemed to be the date of the initial purchase, rather than the date of the exchange.

     Class B and Class C shares of Prudential Active Balanced Fund may also be exchanged for shares of Prudential Special Money Market Fund, Inc. without imposition of any CDSC at the time of exchange. Upon subsequent redemption from such money market fund or after re-exchange into the Fund, such shares will be subject to the CDSC calculated without regard to the time such shares were held in the money market fund. In order to minimize the period of time in which shares are subject to a CDSC, shares exchanged out of the money market fund will be exchanged on the basis of their remaining holding periods, with the longest remaining holding periods being transferred first. In measuring the time period shares are held in a money market fund and "tolled" for purposes of calculating the CDSC holding period, exchanges are deemed to have been made on the last day of the month. Thus, if shares are exchanged into Prudential Active Balanced Fund from a money market fund during the month (and are held in the Fund at the end of the month), the entire month will be included in the CDSC holding period. Conversely, if shares are exchanged into a money market fund prior to the last day of the month (and are held in the money market fund on the last day of the month), the entire month will be excluded from the CDSC holding period.

     At any time after acquiring shares of other funds participating in the Class B or Class C exchange privilege, a shareholder may again exchange those shares (and any reinvested dividends and distributions) for Class B or Class C shares of the Fund, respectively, without subjecting such shares to any CDSC. Shares of any fund participating in the Class B or Class C exchange privilege that were acquired through reinvestment of dividends or distributions may be exchanged for Class B or Class C shares of other funds, respectively, without being subject to any CDSC.

     CLASS Z. Class Z shares of Prudential Active Balanced Fund may be exchanged for Class Z shares of other Prudential Mutual Funds.

     Additional details about the Exchange Privilege and prospectuses for each of the Prudential Mutual Funds are available from the Fund's Transfer Agent, Prudential Securities or Prusec.

     The Exchange Privilege may be modified, terminated or suspended on 60 days' notice, and any fund, including a Fund, or the Distributor, has the right to reject any exchange application relating to such fund's shares.

DOLLAR COST AVERAGING

     Dollar cost averaging is a method of accumulating shares by investing a fixed amount of dollars in shares at set intervals. An investor buys more shares when the price is low and fewer shares when the price is high. The average cost per share is lower than it would be if a constant number of shares were bought at set intervals.

     Dollar cost averaging may be used, for example, to plan for retirement, to save for a major expenditure, such as the purchase of a home, or to finance a college education. The cost of a year's education at a four-year college today averages around $14,000 at a private college and around $6,000 at a public university. Assuming these costs increase at a rate of 7% a year, as has been projected, for the freshman class of 2011, the cost of four years at a private college could reach $210,000 and over $90,000 at a public university.(1)

     The following chart shows how much you would need in monthly investments to achieve specified lump sums to finance your investment goals.(2)


PERIOD OF MONTHLY INVESTMENTS:            $100,000      $150,000       $200,000       $250,000
-------------------------------           ---------     --------       ---------      --------
25 Years ............................       $  110        $  165         $  220        $  275
20 Years ............................          176           264            352           440
15 Years ............................          296           444            592           740
10 Years ............................          555           833          1,110         1,388
 5 Years ............................        1,371         2,057          2,742         3,428

-------------
(1) Source information concerning the costs of education at public and private universities is available from The College Board Annual Survey of Colleges, 1993. Average costs for private institutions include tuition, fees, room and board for the 1993-1994 academic year.

(2) The chart assumes an effective rate of return of 8% (assuming monthly compounding). This example is for illustrative purposes only and is not intended to reflect the performance of an investment in shares of a Fund. The investment return and principal value of an investment will fluctuate so that an investor's shares when redeemed may be worth more or less than their original cost.

     See  "Automatic Savings Accumulation Plan."

     AUTOMATIC SAVINGS ACCUMULATION PLAN (ASAP). Under ASAP, an investor may arrange to have a fixed amount automatically invested in shares of a Fund monthly by authorizing his or her bank account or Prudential Securities Account (including a Command Account) to be debited to invest specified dollar amounts in shares of a Fund. The investor's bank must be a member of the Automatic Clearing House System. Stock certificates are not issued to ASAP participants.

     Further information about this program and an application form can be obtained from the Transfer Agent, Prudential Securities or Prusec.

     SYSTEMATIC WITHDRAWAL PLAN. A systematic withdrawal plan is available to shareholders through Prudential Securities or the Transfer Agent. Such withdrawal plan provides for monthly or quarterly checks in any amount, except as provided below, up to the value of the shares in the shareholder's account. Withdrawals of Class B or Class C shares may be subject to a CDSC. See "Shareholder Guide--How to Sell Your Shares--Contingent Deferred Sales Charges" in the Prospectus of Prudential Active Balanced Fund.

     In the case of shares held through the Transfer Agent (i) a $10,000 minimum account value applies, (ii) withdrawals may not be for less than $100 and (iii) the shareholder must elect to have all dividends and/or distributions automatically reinvested in additional full and fractional shares at net asset value on shares held under this plan. See "Shareholder Investment
Account--Automatic Reinvestment of Dividends and Distributions."

     Prudential Securities and the Transfer Agent act as agents for the shareholder in redeeming sufficient full and fractional shares to provide the amount of the periodic withdrawal payment. The systematic withdrawal plan may be terminated at any time, and the Distributor reserves the right to initiate a fee of up to $5 per withdrawal, upon 30 days' written notice to the shareholder.

     Withdrawal payments should not be considered as dividends, yield or income. If periodic withdrawals continuously exceed reinvested dividends and distributions, the shareholder's original investment will be correspondingly reduced and ultimately exhausted.

     Furthermore, each withdrawal constitutes a redemption of shares, and any gain or loss realized must be recognized for federal income tax purposes. In addition, withdrawals made concurrently with purchases of additional shares are inadvisable because of the sales charges applicable to (i) the purchase of Class A shares and (ii) the withdrawal of Class B and Class C shares. Each shareholder should consult his or her own tax adviser with regard to the tax consequences of the plan, particularly if used in connection with a retirement plan.

     TAX-DEFERRED RETIREMENT PLANS. Various qualified retirement plans, including a 401(k) plan, self-directed individual retirement accounts and "tax-deferred accounts" under Section 403(b)(7) of the Internal Revenue Code are available through the Distributor. These plans are for use by both self-employed individuals and corporate employers. These plans permit either self-direction of accounts by participants, or a pooled account arrangement. Information regarding the establishment of these plans, and the administration, custodial fees an other details are available from Prudential Securities or the Transfer Agent.

     Investors who are considering the adoption of such a plan should consult with their own legal counsel or tax adviser with respect to the establishment and maintenance of any such plan.

TAX-DEFERRED RETIREMENT ACCOUNTS

     Individual Retirement Accounts. An individual retirement account (IRA) permits the deferral of federal income tax on income earned in the account until the earnings are withdrawn. The following chart represents a comparison of the earnings in a personal savings account with those in an IRA, assuming a $2,000 annual contribution, an 8% rate of return and a 39.6% federal income tax bracket and shows how much more retirement income can accumulate within an IRA as opposed to a taxable individual savings account.

                           TAX-DEFERRED COMPOUNDING(1)

 Contributions                          Personal
 Made Over:                              Savings           IRA
--------------                          --------        --------
 10 years ....................          $ 26,165        $ 31,291
 15 years ....................            44,676          58,649
 20 years ....................            68,109          98,846
 25 years ....................            97,780         157,909
 30 years ....................           135,346         244,692

-----------
(1) The chart is for illustrative purposes only and does not represent the performance of a Fund or any specific investment. It shows taxable versus tax-deferred compounding for the periods and on the terms indicated. Earnings in the IRA account will be subject to tax when withdrawn from the account.

MUTUAL FUND PROGRAMS

     From time to time, the Company (or a portfolio of the Company, if applicable) may be included in a mutual fund program with other Prudential Mutual Funds. Under such a program, a group of portfolios will be selected and thereafter promoted collectively. Typically, these programs are created with an investment theme, e.g., to seek greater diversification, protection from interest rate movements or access to different management styles. In the event such a program is instituted, there may be a minimum investment requirement for the program as a whole. A Fund may waive or reduce the minimum initial investment requirements in connection with such a program.

     The mutual funds in the program may be purchased individually or as a part of the program. Since the allocation of portfolios included in the program may not be appropriate for all investors, investors should consult their Prudential Securities Financial Advisor or Prudential/Pruco Securities Representative concerning the appropriate blend of portfolios for them. If investors elect to purchase the individual mutual funds that constitute the program in an investment ratio different from that offered by the program, the standard minimum investment requirements for the individual mutual funds will apply.

                                 NET ASSET VALUE

     Portfolio securities of each Fund are generally valued as follows: (1) Securities for which the primary market is on an exchange are valued at the last sale price on such exchange on the day of valuation or, if there was no sale on such day, at the average of readily available closing bid and asked prices on such day; (2) Securities that are actively traded in the OTC market, including listed securities for which the primary market is believed to be over-the-counter, are valued at the average of the most recently quoted bid and asked prices provided by a principal market maker; (3) Securities issued in private placements are valued at the mean between the bid and asked prices provided by primary market dealers or, if no primary dealers are able to provide a market value, at fair value determined by a valuation committee of Trustees (the Valuation Committee); (4) U.S. Government securities for which market quotations are available are valued at a price provided by an independent broker/dealer or pricing service; (5) Short-term debt securities, including bonds, notes, debentures and other debt securities, and money market instruments such as certificates of deposit, commercial paper, bankers' acceptances and obligations of domestic and foreign banks, with remaining maturities of more than 60 days for which reliable market quotations are readily available, are valued at current market quotations as provided by an independent broker/dealer or pricing service; (6) Short-term investments with remaining maturities of 60 days or less are valued at cost with interest accrued or discount amortized to the date of maturity, unless the Trustees determine that such valuation does not represent fair value; (7) Options on securities that are listed on an exchange are valued at the last sales price at the close of trading on such exchange or, if there was no sale on the applicable options exchange on such day, at the average of the quoted bid and asked prices as of the close of such exchange; (8) Futures contracts and options thereon traded on a commodities exchange or board of trade are valued at the last sale price at the close of trading on such exchange or board of trade or, if there was no sale on the applicable commodities exchange or board of trade on such day, at the average of quoted bid and asked prices as of the close of such exchange or board of trade; (9) Quotations of foreign securities in a foreign currency shall be converted to U.S. dollar equivalents at the current rate obtained from a recognized bank or dealer; (10) Forward currency exchange contracts are valued at the current cost of covering or offsetting such contracts; (11) OTC options are valued at the mean between bid and asked prices provided by a dealer, with additional prices obtained for comparison, monthly and as indicated by monitoring of the underlying securities; (12) Securities for which market quotations are not available, other than private placements, are valued at a price supplied by a pricing agent approved by the Trustees; (13) Securities for which reliable market quotations are not available or for which the pricing agent or principal market maker does not provide a valuation or provides a valuation that, in the judgment of the applicable Subadviser, does not represent fair value, are valued by the Valuation Committee on the basis of cost of the security, transactions in comparable securities, relationships among various securities and other factors determined by the Subadviser to materially affect the value of the security. The Company may engage pricing services to obtain any prices.

     Portfolio securities traded on more than one U.S. national securities exchange or foreign securities exchange are valued at the last sale price on the business day as of which such value is being determined at the close of the exchange representing the principal market for such securities. The value of all assets and liabilities expressed in foreign currencies will be converted into U.S. dollar values at the current rate obtained from a recognized bank or dealer. If such quotations are not available, the rate of exchange will be determined in good faith by or under procedures established by the Trustees of the Company.

     Trading in securities on European and Far Eastern securities exchanges and OTC markets is normally completed well before the close of business on each business day in New York (i.e., a day on which the NYSE is open for trading). In addition, European or Far Eastern securities trading generally or in a particular country or countries may not take place on all business days in New York. Furthermore, trading takes place in Japanese markets on certain Saturdays and in various foreign markets on days which are not business days in New York and on which the Funds' net asset values are not calculated. Such calculation does not take place contemporaneously with the determination of the prices of the majority of the portfolio securities used in such calculation. Events affecting the values of portfolio securities that occur between the time their prices are determined and the close of the regular trading on the NYSE will not be reflected in a Fund's calculation of net asset values unless, pursuant to procedures adopted by the Trustees, the Subadviser deems that the particular event would materially affect net asset value, in which case an adjustment will be made.

     The proceeds received by each Fund for each issue or sale of its shares, and all net investment income, realized and unrealized gain and proceeds thereof, subject only to the rights of creditors, will be specifically allocated to such Fund and constitute the underlying assets of that Fund. The underlying assets of each Fund will be segregated on the books of account, and will be charged with the liabilities in respect to such Fund and with a share of the general liabilities of the Company. Expenses with respect to any two or more Funds are to be allocated in proportion to the net asset values of the respective Funds except where allocations of direct expenses can otherwise be fairly made.

                                      TAXES

     The following is a brief summary of some of the more important tax considerations affecting the Company, the Funds and their shareholders. No attempt is made to present a detailed explanation of all federal, state, local, and foreign income tax considerations. Neither this discussion nor the tax discussion in the Prospectus is intended to substitute for careful individual tax planning. Accordingly, potential investors are urged to consult their own tax advisers with specific reference to their own tax situation.

TAX CONSEQUENCES TO THE FUNDS

     As a separate entity for federal tax purposes, each Fund intends to continue to qualify separately for tax treatment as a regulated investment company (RIC) under subchapter M of the Internal Revenue Code. If so qualified, each Fund will not be subject to federal income tax with respect to its net investment income and net realized capital gains, if any, that are distributed to its shareholders. In order to qualify for treatment as a RIC, each Fund will have to meet income diversification, distribution, and certain other requirements set forth in the Internal Revenue Code. If, in any year, a Fund should fail to qualify under the Internal Revenue Code for tax treatment as a RIC, the Fund would incur a regular federal corporate income tax on its taxable income, if any, for that year.

     INCOME AND DIVERSIFICATION REQUIREMENTS. The income tests require each Fund to derive (i) at least 90% of its gross income in each taxable year from dividends, interest, payments with respect to securities loans, and gains from the sale or other disposition of stock, securities, or foreign currencies, or other income (including gains from options, futures, or forward contracts) derived with respect to its business of investing in such stock, securities or currencies

(Income Requirement) and (ii) less than 30% of its gross income in each taxable year from the sale or other disposition of (A) stock or securities held for less than three months, (B) options, futures, or forward contracts (other than those on foreign currencies) held for less than three months, and (C) foreign currencies (or options, futures, or forward contracts on foreign currencies) held for less than three months but only if such currencies (or options, futures, or forward contracts) are not directly related to the Fund's principal business of investing in stock or securities (or options or futures with respect to stock or securities) ("Short-Short Limitation"). Each Fund also must diversify its holdings so that, at the end of each quarter of its taxable year,
(i) at least 50% of the value of the Fund's total assets is represented by cash and cash items, U.S. Government securities, securities of other RICs, and other securities, with such other securities limited, in respect of any one issuer, to an amount not greater in value than 5% of the Fund's total assets and not more than 10% of the outstanding voting securities, and (ii) not more than 25% of the value of its total assets is invested in the securities of any one issuer (other than U.S. Government securities or the securities of other RICs).

     DISTRIBUTION REQUIREMENT. Each Fund must distribute (or be deemed to have distributed) 90% or more of its investment company taxable income (generally consisting of net investment income, net short-term capital gain, and net gains from certain foreign currency transactions) for each taxable year. Each Fund also must meet certain other distribution requirements to avoid a 4% nondeductible excise tax (these requirements are collectively referred to below as the "RIC distribution requirements").

     ZERO COUPON SECURITIES AND ORIGINAL ISSUE DISCOUNT. The Funds may invest in zero coupon securities and other securities issued with original issue discount. Such securities generate current income subject to the distribution requirements without providing cash available for distribution. The Funds do not anticipate that such investments will adversely affect their ability to meet the RIC distribution requirements.

     FOREIGN INVESTMENTS. If a Fund purchases shares in certain foreign corporations called "passive foreign investment companies" (PFICs), the Fund may be subject to U.S. federal income tax on a portion of any "excess distribution" or gain from the disposition of such shares even if such income is distributed as a dividend by the Fund to its shareholders. Because a credit for this tax could not be passed through to shareholders, the tax effectively would reduce the Fund's economic return from its PFIC investment. Additional charges in the nature of interest may be imposed on a PFIC investor in respect of deferred taxes arising from such distributions or gains. If a Fund were to invest in a PFIC and elected to treat the PFIC as a "qualified electing fund" under the Internal Revenue Code, then in lieu of the foregoing tax and interest, the Fund might be required to include in income each year a portion of the ordinary earnings and net capital gains of the qualified electing fund, even if not distributed to the Fund, and such amounts would be subject to the RIC distribution requirements. Management of the Company will consider these potential tax consequences in evaluating whether to invest in a PFIC.

     Net investment income or capital gains earned by a Fund's investments in foreign securities may be subject to foreign income taxes withheld at the source. The United States has entered into tax treaties with many foreign countries that entitle the Funds to a reduced rate of tax or exemption from tax on this related income and gains. It is impossible to determine the effective rate of foreign tax in advance since the amount and the countries in which the Fund's assets will be invested are not known. The Fund intends to operate so as to qualify for treaty-reduced rates of tax where applicable.

     CURRENCY FLUCTUATIONS--SECTION 988 GAINS AND LOSSES. Gains or losses attributable to fluctuations in exchange rates between the time Prudential Active Balanced Fund accrues dividends, interest or other receivables or accrues expenses or other liabilities denominated in a foreign currency and the time the Fund actually collects such receivables or pays such liabilities, generally will be treated as ordinary income or loss. Similarly, gains or losses on the disposition of foreign currencies or debt securities held by the Fund denominated in a foreign currency, if any, to the extent attributable to fluctuations in exchange rates between the acquisition and disposition dates, generally will also be treated as ordinary income or loss. These gains and losses are referred to under the Internal Revenue Code as "Section 988" gains and losses.

     Furthermore, foreign currency gains and losses attributable to certain forward contracts, futures contracts that are not "regulated futures contracts," equity options and unlisted non-equity options also will be treated as Section 988 gains and losses. (In certain circumstances, however, the Company may elect capital gain or loss treatment for such transactions.) Section 988 gains and losses will increase or decrease the amount of the Company's investment company taxable income available for distribution. The Company does not anticipate that any Section 988 gains and losses the Fund may realize will adversely affect the ability of the Fund to qualify as a RIC under the Internal Revenue Code.

     OPTION AND FUTURES TRANSACTIONS. The use of hedging strategies, such as writing (selling) and purchasing options and futures contracts and entering into forward contracts, involves complex rules that will determine for income tax purposes the character and timing of recognition of the gains and losses each Fund realizes in connection therewith. Income from foreign currencies (except certain gains therefrom that may be excluded by future regulations), and income from transactions in options, futures, and forward contracts derived by a Fund with respect to its business of investing in stock, securities, or foreign currencies, will qualify as permissible income under the Income Requirement. However, income from the disposition of options and futures contracts (other than those on foreign currencies) will be subject to the Short-Short Limitation if they are held for less than three months. Income from the disposition of foreign currencies, and options, futures, and forward contracts thereon, that are not directly related to the Fund's principal business of investing in stock or securities (or options and futures with respect thereto) also will be subject to the Short-Short Limitation if they are held for less than three months.

         If a Fund satisfies certain requirements, any increase in value of a position that is part of a "designated hedge" will be offset by any decrease in value (whether realized or not) of the offsetting hedging position during the period of the hedge for purposes of determining whether the Fund satisfies the Short-Short Limitation. Thus, only the net gain (if any) from the designated hedge will be included in gross income for purposes of that limitation. Each Fund will consider whether it should seek to qualify for this treatment for its hedging transactions. To the extent a Fund does not so qualify, it may be forced to defer the closing out of certain options, futures, and forward contracts beyond the time when it otherwise would be advantageous to do so, in order for the Fund to qualify as a RIC.

     Under Section 1256 of the Internal Revenue Code, gain or loss on certain options, futures contracts, options on futures contracts (Section 1256 contracts), other than Section 1256 contracts that are part of a "mixed straddle" with respect to which a Fund has made an election not to have the following rules apply, will be treated as 60% long-term and 40% short-term capital gain or loss (blended gain or loss). In addition, Section 1256 contracts held by a Fund at the end of each taxable year will be required to be treated as sold at fair market value on the last day of such taxable year for federal income tax purposes and the resulting gain or loss will be treated as blended gain or loss and will affect the amount of distributions required to be made by a Fund in order to satisfy the RIC distribution requirements.

     Offsetting positions held by a Fund involving certain futures and options transactions may be considered to constitute "straddles" which are subject to special rules under the Internal Revenue Code. Under these rules, depending on different elections which may be made by the Company, the amount, timing and character of gain and loss realized by the Company and its shareholders may be affected.

TAX CONSEQUENCES TO SHAREHOLDERS

     Ordinarily, distributions of a RIC's investment company taxable income would be taxable to shareholders as ordinary income to the extent of the earnings and profits of the RIC. To the extent that a distribution exceeds the RIC's earnings and profits, it would be treated as a nontaxable return of capital to the extent of the shareholder's tax basis in the shares of the RIC. Distributions of net capital gain ordinarily would be taxable as long-term capital gains. The rules discussed in this paragraph generally would apply regardless of the length of time a shareholder holds the shares of the RIC.

     The Company's present intention is to offer shares of the Funds primarily to qualified retirement plans and other tax-exempt investors to whom the foregoing rules do not apply. The Funds intend to satisfy the RIC distribution requirements by distributions in the form of additional shares to its shareholders. However, shareholders may redeem their shares, including shares received as dividends or distributions, at any time for cash. Distributions are generally not taxable to the participants in the shareholder plans. Distributions from a qualified retirement plan to a participant or beneficiary are subject to special rules. Because the effect of these rules varies greatly with individual situations, potential investors are urged to consult their own tax advisers.

     TAX CONSEQUENCES TO NON-EXEMPT SHAREHOLDERS. Dividends and other distributions declared by a Fund in October, November or December of any year and payable to shareholders of record on a date in any of those months are deemed to have been paid by the Fund and received by the shareholders on December 31 of that year if the distributions are paid by the Fund during the following January. Accordingly, those distributions will be taxed to shareholders that are not tax-exempt entities for the year in which that December 31 falls.

     If shares of a Fund are sold at a loss after being held for six months or less, the loss will be treated as long-term, instead of short-term, capital loss to the extent of any capital gain distributions received on those shares. Non-exempt investors also should be aware that if shares are purchased shortly before the record date for a dividend or other distribution, the purchaser will receive some portion of the purchase price back as a taxable distribution.

                        PERFORMANCE AND YIELD INFORMATION

     From time to time, the Company may quote a Fund's yield or total return in advertisements or in advertisements, sales literature, reports and other communications to shareholders.

AVERAGE ANNUAL TOTAL RETURN

     A Fund's "average annual total return" is computed according to a formula prescribed by the SEC, expressed as follows:

                                 P(1+T) n = ERV

Where:   P  = a hypothetical initial payment of $1,000.
         T  = average annual total return.
         n  = number of years.
       ERV = Ending Redeemable Value (ERV) at the end of a 1-, 5- or 10-year period (or fractional portion thereof) of a hypothetical $1,000 investment made at the beginning of a 1-, 5- or 10-year period assuming reinvestment of all dividends and distributions and the effect of the maximum annual fee for participation in the Company.

     The ERV assumes complete redemption of the hypothetical investment at the end of the measuring period. A Fund's net investment income changes in response to fluctuations in interest rates and the expenses of the Fund. The Average Annual Total Return for the year ended September 30, 1996 and for the period from commencement of each Fund's operations (November 5, 1992 for Prudential Stock Index Fund, and January 4, 1993 for Prudential Active Balanced Fund) through September 30, 1996 was: Prudential Active Balanced, 9.1% and 10.1%, respectively; Prudential Stock Index, 19.7% and 16.0%, respectively. These amounts are computed by assuming a hypothetical initial payment of $1,000. It was then assumed that all of the dividends and distributions paid by the Fund over the relevant time period were reinvested. It was then assumed that at the end of the time period, the entire amount was redeemed.


AGGREGATE TOTAL RETURN

     A Fund's aggregate total return represents the cumulative change in the value of an investment in the Fund for the specified period and is computed by the following formula:

                                     ERV - P
                                     -------
                                        P

Where:    P = a hypothetical initial payment of $1,000.

        ERV = Ending Redeemable Value (ERV) at the end of a 1-, 5- or 10-year period (or fractional portion thereof) of a hypothetical $1,000 investment made at the beginning of a 1-, 5- or 10-year period assuming reinvestment of all dividends and distributions and the effect of the maximum annual fee for participation in the Company.

     The ERV assumes complete redemption of the hypothetical investment at the end of the measuring period.

     A Fund's net investment income changes in response to fluctuations in interest rates and the expenses of the Fund. Consequently, the given performance quotations should not be considered as representative of the Fund's performance for any specified period in the future.

     A Fund's performance will vary from time to time depending upon market conditions, the composition of its portfolio and its operating expenses. Consequently, any given performance quotation should not be considered representative of a Fund's performance for any specified period in the future. In addition, because performance will fluctuate, it may not provide a basis for comparing an investment in the Fund with certain bank deposits or other investments that pay a fixed yield for a stated period of time. Investors comparing a Fund's performance with that of other mutual funds should give consideration to the quality and maturity of the respective investment companies' portfolio securities. The aggregate total return for the period from commencement of each Fund's operations through September 30, 1996 was:
Prudential Active Balanced, 43.4 % and Prudential Stock Index, 78.3%.


     From time to time, the performance of a Fund may be measured against various indices. Set forth below is a chart which compares the performance of different types of investments over the long term and the rate of inflation.(1)

                                      [CRC]

                                     [CHART]



---------
(1) Source: Ibbotson Associates Stocks, Bonds, Bills and Inflation--1995 Yearbook (annually updates the work of Roger G. Ibbotson and Rex A. Sinquefield). Used with permission. All rights reserved. Common stock returns are based on the Standard and Poor's 500 Stock Index, a market-weighted, unmanaged index of 500 common stock in a variety of industry sectors. It is a commonly used indicator of broad stock price movements. This chart is for illustrative purposes only and is not intended to represent the performance of any particular investment or fund. Investors cannot invest directly in an index. Past performance is not a guarantee of future results.

  CUSTODIAN, TRANSFER AND DIVIDEND DISBURSING AGENT AND INDEPENDENT ACCOUNTANTS

     State Street Bank and Trust Company, One Heritage Drive, North Quincy, Massachusetts 02171, serves as Custodian for the Company's portfolio securities and cash and, in that capacity, maintains certain financial and accounting books and records pursuant to an agreement with the Company. Subcustodians provide custodial services for a Fund's foreign assets held outside the United States. See "How the Fund is Managed--Custodian and Transfer and Dividend Disbursing Agent" in the Prospectus.

     Prudential Mutual Fund Services, Inc., Raritan Plaza One, Edison, New Jersey 08837 serves as the Transfer and Dividend Disbursing Agent of each Fund. PMFS is a wholly owned subsidiary of PMF. PMFS provides customary transfer agency services to the Company, including the handling of shareholder communications, the processing of shareholder transactions, the maintenance of shareholder account records, payment of dividends and distributions and related functions. For these services, PMFS receives an annual fee per shareholder account of $9.50, a new account set-up fee for each manually established account of $2.00 and a monthly inactive zero balance account fee per shareholder account of $0.20. PMFS is also reimbursed for its out-of-pocket expenses, including, but not limited to, postage, stationery, printing allocable communications expenses and other costs.

     Deloitte & Touche LLP, Two World Financial Center, New York, New York 10281, serves as the Company's independent accountants, and in that capacity audits the annual reports of each Fund. Only two of the Funds included in the financial statements, Prudential Active Balanced Fund and Prudential Stock Index Fund, currently exist.

Portfolio of Investments as of        THE PRUDENTIAL INSTITUTIONAL FUND
September 30, 1996                    ACTIVE BALANCED FUND
------------------------------------------------------------
------------------------------------------------------------

Shares      Description                     Value (Note 1)
------------------------------------------------------------
LONG-TERM INVESTMENTS--79.3%
COMMON STOCKS--46.9%
------------------------------------------------------------
Aerospace/Defense--0.3%
    5,600   Boeing Co.                             $     529,200
------------------------------------------------------------
Airlines--2.1%
   16,300   AMR Corp.(a)                               1,297,887
   26,800   Delta Airlines, Inc.                       1,929,600
                                                   -------------
                                                       3,227,487
------------------------------------------------------------
Automobiles & Trucks--2.0%
   65,500   General Motors Corp.                       3,144,000
------------------------------------------------------------
Banking--4.2%
   19,500   Boatmen's Bancshares                       1,089,562
   18,400   Chase Manhattan Corp.                      1,474,300
   48,500   Fleet Financial Group, Inc.                2,158,250
  147,000   Hibernia Corp.                             1,672,125
                                                   -------------
                                                       6,394,237
------------------------------------------------------------
Business Services--1.4%
   23,000   Manpower, Inc.                               764,750
   49,000   Ryder System, Inc.                         1,451,625
                                                   -------------
                                                       2,216,375
------------------------------------------------------------
Chemicals--2.2%
   39,100   Betz Laboratories, Inc.                    2,052,750
   43,100   Dexter Corp.                               1,287,612
                                                   -------------
                                                       3,340,362
------------------------------------------------------------
Commercial Services--1.2%
   21,850   CUC International, Inc.(a)                   871,269
   18,900   York International Corp.                     914,287
                                                   -------------
                                                       1,785,556
Computer Software & Services--1.6%
   34,700   Geoworks                               $     902,200
   43,000   Macromedia, Inc.(a)                          892,250
   13,700   Symbol Technologies, Inc.(a)                 630,200
                                                   -------------
                                                       2,424,650
------------------------------------------------------------
Computers--4.0%
   29,300   Digital Equipment Corp.                    1,047,475
   24,000   Hewlett-Packard Co.                        1,170,000
   31,600   International Business Machines
              Corp.                                    3,934,200
                                                   -------------
                                                       6,151,675
------------------------------------------------------------
Drugs & Medical Supplies--1.3%
   15,500   Smithkline Beecham PLC (ADR)
              (United Kingdom)                           943,563
   35,900   Vertex Pharmaceuticals, Inc.(a)            1,059,050
                                                   -------------
                                                       2,002,613
------------------------------------------------------------
Electronics--0.3%
   35,600   International Rectifier Corp.(a)             493,950
------------------------------------------------------------
Insurance--2.3%
   23,400   CIGNA Corp.                                2,805,075
   14,700   The PMI Group, Inc.                          780,938
                                                   -------------
                                                       3,586,013
------------------------------------------------------------
Leisure--0.4%
   12,800   ITT Corp. (New)                              558,400
------------------------------------------------------------
Lodging--0.9%
   48,800   Hilton Hotels Corp.                        1,384,700

-------------------------------------------------------------------------------
                                             See Notes to Financial Statements.

Portfolio of Investments as of        THE PRUDENTIAL INSTITUTIONAL FUND
September 30, 1996                    ACTIVE BALANCED FUND
------------------------------------------------------------
------------------------------------------------------------

Shares      Description                     Value (Note 1)
------------------------------------------------------------
Machinery--1.2%
   13,347   Harnischfeger Industries, Inc.         $     503,849
   40,500   Kennametal, Inc.                           1,392,188
                                                   -------------
                                                       1,896,037
------------------------------------------------------------
Media--7.5%
   81,700   Dow Jones & Co., Inc.                      3,022,900
   13,800   Dun & Bradstreet Corp.                       822,825
   45,000   McGraw-Hill Companies, Inc.                1,918,125
   78,300   New York Times Co.                         2,642,625
   19,500   Omnicom Group                                911,625
    9,200   Scholastic Corp.(a)                          667,000
   19,000   Tribune Co.                                1,482,000
                                                   -------------
                                                      11,467,100
------------------------------------------------------------
Mineral Resources--1.0%
   32,574   Newmont Mining Corp.                       1,539,122
------------------------------------------------------------
Miscellaneous Basic Industry--4.2%
   80,550   Avalon Properties, Inc.                    1,872,787
   16,500   Champion International Corp.                 756,938
   15,400   Mead Corp.                                   902,825
   27,000   Reynolds Metals Co.                        1,380,375
   85,300   Westinghouse Electric Corp.                1,588,712
                                                   -------------
                                                       6,501,637
------------------------------------------------------------
Office Equipment & Supplies--0.5%
   15,200   Alco Standard Corp.                          758,100
Petroleum--1.4%
   27,900   Amerada Hess Corp.                     $   1,475,213
   17,300   Unocal Corp.                                 622,800
                                                   -------------
                                                       2,098,013
------------------------------------------------------------
Petroleum Services--2.5%
   25,200   Anadarko Petroleum Corp.                   1,408,050
   79,900   Dresser Industries, Inc.                   2,377,025
                                                   -------------
                                                       3,785,075
------------------------------------------------------------
Railroads--1.1%
   22,461   Union Pacific Corp.                        1,645,268
------------------------------------------------------------
Retail--1.6%
    9,800   Harcourt General, Inc.                       541,450
  103,679   Limited, Inc.                              1,982,861
                                                   -------------
                                                       2,524,311
------------------------------------------------------------
Steel - Producers--0.6%
   30,100   USX Corp. -U.S. Steel Group                  857,850
------------------------------------------------------------
Technology--0.4%
   33,320   Chiron Corp.(a)                              633,080
------------------------------------------------------------
Telecommunications--0.7%
   41,200   MCI Communications Corp.                   1,055,750
                                                   -------------
            Total common stocks
              (cost $61,594,335)                      72,000,561
                                                   -------------

-------------------------------------------------------------------------------
See Notes to Financial Statements.

THE PRUDENTIAL INSTITUTIONAL FUND
ACTIVE BALANCED FUND
Portfolio of Investments as of September 30, 1996
------------------------------------------------------------

Principal
Amount
(000)       Description                     Value (Note 1)
------------------------------------------------------------
DEBT OBLIGATIONS--32.4%
------------------------------------------------------------
U.S. Government Securities--32.4%
   $3,230   United States Treasury Bond,
            7.875%, 2/15/21                        $   3,527,774
            United States Treasury Notes,
    6,575   8.875%, 11/15/98                           6,925,316
    5,510   7.50%, 11/15/01                            5,748,473
   17,435   6.25%, 2/15/03                            17,157,086
   17,190   5.75%, 8/15/03                            16,397,713
                                                   -------------
            Total debt obligations
              (cost $49,168,316)                      49,756,362
                                                   -------------
            Total long-term investments
              (cost $110,762,651)                    121,756,923
                                                   -------------
SHORT-TERM INVESTMENT--20.3%
------------------------------------------------------------
Repurchase Agreement--20.3%
   31,159   Joint Repurchase Agreement Account,
              5.72%, 10/01/96 (Note 4)
              (cost $31,159,000)                      31,159,000
------------------------------------------------------------
Total Investments--99.6%
            (cost $141,921,651; Note 3)              152,915,923
            Other assets in excess of
              liabilities--0.4%                          672,374
                                                   -------------
            Net Assets--100%                       $ 153,588,297
                                                   -------------
                                                   -------------

---------------
(a) Non-income producing security.
ADR--American Depository Receipt.
-------------------------------------------------------------------------------
                                             See Notes to Financial Statements.

                                           THE PRUDENTIAL INSTITUTIONAL FUND
Statement of Assets and Liabilities        ACTIVE BALANCED FUND
--------------------------------------------------------------------------------

Assets                                                                                                      September 30, 1996
Investments, at value (cost $141,921,651)..............................................................         $152,915,923
Cash...................................................................................................                  709
Receivable for investments sold........................................................................            4,101,702
Interest and dividends receivable......................................................................              786,652
Receivable for Fund shares sold........................................................................              200,595
Deferred expenses and other assets.....................................................................               20,549
                                                                                                             ------------------
    Total assets.......................................................................................          158,026,130
                                                                                                             ------------------
Liabilities
Payable for investments purchased......................................................................            4,175,455
Payable for Fund shares reacquired.....................................................................               98,648
Management fee payable.................................................................................               83,648
Accrued expenses.......................................................................................               63,447
Administration fee payable.............................................................................               16,635
                                                                                                             ------------------
    Total liabilities..................................................................................            4,437,833
                                                                                                             ------------------
Net Assets.............................................................................................         $153,588,297
                                                                                                             ------------------
                                                                                                             ------------------
Net assets were comprised of:
   Shares of beneficial interest, at par...............................................................         $     11,806
   Paid-in capital in excess of par....................................................................          130,668,621
                                                                                                             ------------------
                                                                                                                 130,680,427
   Undistributed net investment income.................................................................            3,302,693
   Accumulated net realized gain on investments........................................................            8,610,905
   Net unrealized appreciation on investments..........................................................           10,994,272
                                                                                                             ------------------
Net assets, September 30, 1996.........................................................................         $153,588,297
                                                                                                             ------------------
                                                                                                             ------------------
Shares of beneficial interest issued and outstanding...................................................           11,806,338
                                                                                                             ------------------
                                                                                                             ------------------
Net asset value per share..............................................................................               $13.01
                                                                                                             ------------------
                                                                                                             ------------------

-------------------------------------------------------------------------------
See Notes to Financial Statements.

THE PRUDENTIAL INSTITUTIONAL FUND
ACTIVE BALANCED FUND
Statement of Operations
------------------------------------------------------------

                                                Year Ended
Net Investment Income                       September 30, 1996
Income
   Interest..............................      $  4,497,838
   Dividends (net of foreign withholding
      taxes of $2,577)...................         1,314,110
                                            ------------------
    Total income.........................         5,811,948
                                            ------------------
Expenses
   Management fee........................           994,182
   Administration fee....................           188,579
   Custodian's fees and expenses.........            80,000
   Registration fees.....................            40,000
   Reports to shareholders...............            34,000
   Transfer agent's fees and expenses....            32,350
   Legal fees and expenses...............            15,000
   Amortization of organization
      expenses...........................            13,249
   Audit fee and expenses................            12,500
   Trustees' fees........................            12,000
   Miscellaneous.........................             6,057
                                            ------------------
    Total expenses.......................         1,427,917
Less: Expense subsidy (Note 2)...........            (7,656)
                                            ------------------
   Net expenses..........................         1,420,261
                                            ------------------
Net investment income....................         4,391,687
                                            ------------------
Realized and Unrealized Gain on
Investment Transactions
Net realized gain on investment
   transactions..........................         9,129,045
Net change in unrealized appreciation on
   investments...........................        (1,120,181)
                                            ------------------
Net gain on investments..................         8,008,864
                                            ------------------
Net Increase in Net Assets
Resulting from Operations................      $ 12,400,551
                                            ------------------
                                            ------------------


THE PRUDENTIAL INSTITUTIONAL FUND
ACTIVE BALANCED FUND
Statement of Changes in Net Assets
------------------------------------------------------------

Increase                              Year Ended September 30,
in Net Assets                           1996            1995
Operations
   Net investment income..........  $  4,391,687    $  3,695,777
   Net realized gain on
      investment..................     9,129,045       1,585,229
   Net change in unrealized
      appreciation on
      investments.................    (1,120,181)     12,809,504
                                    ------------    ------------
   Net increase in net assets
      resulting from operations...    12,400,551      18,090,510
                                    ------------    ------------
Dividends and distributions
   Dividends to shareholders from
      net investment income.......    (3,972,955)     (2,260,245)
                                    ------------    ------------
   Distributions to shareholders
      from net realized gains.....    (1,932,789)       (272,788)
                                    ------------    ------------
Fund share transactions
   Net proceeds from shares
      sold........................    36,454,403      54,908,716
   Net asset value of shares
      issued to shareholders in
      reinvestment of dividends
      and distributions...........     5,905,744       2,533,033
   Cost of shares redeemed........   (28,618,544)    (20,823,769)
                                    ------------    ------------
   Net increase in net assets from
      Fund share transactions.....    13,741,603      36,617,980
                                    ------------    ------------
Net increase......................    20,236,410      52,175,457
Net Assets
Beginning of year.................   133,351,887      81,176,430
                                    ------------    ------------
End of year.......................  $153,588,297    $133,351,887
                                    ------------    ------------
                                    ------------    ------------

-------------------------------------------------------------------------------
                                             See Notes to Financial Statements.

                                             THE PRUDENTIAL INSTITUTIONAL FUND
Notes to Financial Statements                ACTIVE BALANCED FUND
--------------------------------------------------------------------------------
The Prudential Institutional Fund, (the ``Company'') is registered under the Investment Company Act of 1940 as an open-end, diversified management investment company. The Company was established as a Delaware business trust on May 11, 1992 and currently consists of two separate funds: Stock Index Fund and Active Balanced Fund (the ``Fund''). Prior to September 21, 1996 the Company consisted of seven separate funds, five of which were subsequently reorganized and combined with existing funds in the Prudential Mutual Funds family of funds (see
Note 6.)

The Company had no operations until July 7, 1992 when 10,000 shares of beneficial interest of the Company were sold for $100,000 to Prudential Institutional Fund Management, Inc. (``PIFM''). Investment operations of the Fund commenced on January 4, 1993. The Fund's investment objective is to achieve total returns approaching equity returns, while accepting less risk than an all-equity portfolio, through an actively-managed portfolio of equity securities, fixed income securities and money market instruments.
------------------------------------------------------------
Note 1. Accounting Policies

The following is a summary of significant accounting policies followed by the Fund.

Securities Valuation: Securities, including options, warrants, futures contracts and options thereon, for which the primary market is on a national securities exchange, commodities exchange or board of trade and NASDAQ national market equity securities are valued at the last sale price on such exchange or board of trade on the date of valuation or, if there was no sale on such day, at the average of readily closing bid and asked prices quoted on such day.

Securities, that are actively traded in the over-the-counter market, including listed securities for which the primary market is believed to be over-the-counter, shall be valued at the average of the most recently quoted bid and asked prices provided by a principal market maker or dealer.

U.S. government securities for which market quotations are available shall be valued at a price provided by an independent broker/dealer or pricing service.

Securities for which reliable market quotations are not available or for which the pricing agent or principal market maker does not provide a valuation or provides a valuation that, in the judgement of the subadviser, does not represent fair value, shall by valued at fair value as determined under procedures established by the Trustees.

In connection with transactions in repurchase agreements, it is the Fund's policy that its custodian or designated subcustodians, as the case may be under triparty repurchase agreements, take possession of the underlying collateral securities, the value of which exceeds the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market on a daily basis to ensure the adequacy of the collateral. If the seller defaults, and the value of the collateral declines or, if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

Securities Transactions and Investment Income: Securities transactions are recorded on the trade date. Realized gains and losses on sales of securities are calculated on the identified cost basis. Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis. Expenses are recorded on the accrual basis which may require the use of certain estimates by management.

Dividends and Distributions: Dividends and distributions of the Fund are declared in cash and automatically reinvested in additional shares of the Fund. The Fund will declare and distribute its net investment income and net capital gains, if any, at least annually. Dividends and distributions are recorded on the ex-dividend date.

Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles.

Taxes: It is the Fund's policy to continue to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable net income to its shareholders. Therefore, no federal income tax provision is required.

Withholding taxes on foreign dividends have been provided for in accordance with the Fund's understanding of the applicable country's tax rules and rates. Deferred Organizational Expenses: Approximately $450,000 of costs were incurred in connection with the organization and initial registration of the Company and have been deferred and are being amortized ratably over the date each of the Funds' commenced investment operations.
--------------------------------------------------------------------------------

                                             THE PRUDENTIAL INSTITUTIONAL FUND
Notes to Financial Statements                ACTIVE BALANCED FUND
--------------------------------------------------------------------------------
Note 2. Agreements

The Fund has a management agreement with PIFM through October 30, 1996. Pursuant to this agreement, PIFM has responsibility for all investment advisory services and supervises the subadviser's performance of such services.

PIFM has a subadvisory agreement with Jennison Associates Capital Corp. (''Jennison'') through October 30, 1996. Jennison furnishes investment advisory services in connection with the management of the Fund. PIFM will pay for the costs and expenses attributable to the subadvisory agreements and the salaries and expenses of all personnel of the Fund except for fees and expenses of unaffiliated Trustees. The Fund will bear all other costs and expenses.

The management fee paid PIFM is computed daily and payable monthly at an annual rate of .70 of 1% of the average daily net assets of the Fund.

Effective October 31, 1996 the Fund will enter into a management agreement with Prudential Mutual Fund Management LLC (``PMF''). Pursuant to this agreement PMF will have responsibility for all investment advisory services. PMF will enter into a subadvisory agreement with Jennison. Jennison, subject to the supervision of PMF, will manage the assets of the Fund in accordance with its investment objectives and policies and in a manner consistent with the previous arrangement. PMF pays for the compensation of officers of the Fund, occupancy and certain clerical and bookkeeping costs of the Fund. The Fund will bear all other costs and expenses.

Effective October 31, 1996 the management fee paid PMF will be computed daily and payable monthly at an annual rate of .65 of 1% of the average daily net assets of the Fund. Pursuant to the subadvisory agreement, Jennison is compensated by PMF for its services at an annual rate of .30 of 1% of the Fund's average daily net assets up to and including $300 million and .25 of 1% of the Fund's average daily net assets in excess of $300 million.

PIFM voluntarily agreed to subsidize a portion of the operating expenses of the Fund until October 30, 1996. Such expenses may be recovered by PIFM through October 30, 1996 so long as the total expense ratio does not exceed the predetermined level set forth in the Fund's prospectus of 1.00% per annum. For the year ended September 30, 1996, PIFM subsidized $7,656 of the expenses of the Fund (.005% of the average net assets of the Fund/$0.0006 per share).

The Fund has an administration agreement with PMF through October 30, 1996. The administration fee paid PMF is computed daily and payable monthly, at an annual rate of .17% of the Company's average daily net assets up to $250 million and
 .15% of the Company's average daily net assets in excess of $250 million. PMF will furnish to the Fund such services as the Fund may require in connection with the administration of the Fund's business affairs. PMF will also provide certain transfer agent services through its wholly-owned subsidiary, Prudential Mutual Fund Services, Inc. (``PMFS''). For such services, PMFS will be paid .03% of the Company's average daily net assets up to $250 million and .02% of the Company's average daily net assets in excess of $250 million from the administration fee paid to PMF. PMFS will enter into a separate transfer agency agreement directly with the Fund.

Effective October 31, 1996 Prudential Securities Incorporated (``PSI'') will become the distributor of the Fund's Class A, Class B and Class C shares. PSI will also incur the expenses of distributing the Fund's Class Z shares under the distribution agreement, none of which is reimbursed by or paid for by the Fund.

Pursuant to plans of distribution (the ``Class A, B and C plans''), the Fund compensates PSI for distribution-related activities at an annual rate of up to
 .30 of 1%, 1% and 1% of the average daily net assets of the Class A, B and C shares, respectively. Such expenses under the Class A, Class B and Class C plans will be .25%, 1% and 1%, respectively, of the average daily net assets of the Fund.

PIFM, Jennison, PMF and PSI are indirect wholly-owned subsidiaries of The Prudential Insurance Company of America.
------------------------------------------------------------
Note 3. Portfolio Securities
Purchases and sales of portfolio securities, excluding short-term investments, for the year ended September 30, 1996 aggregated $65,518,520 and $59,659,372, respectively.

The cost basis of investments for federal income tax purposes is $142,086,519 As of September 30, 1996, net unrealized appreciation for federal income tax purposes was $10,829,404 (gross unrealized appreciation--$11,585,277, gross unrealized depreciation--$755,872).
--------------------------------------------------------------------------------

                                             THE PRUDENTIAL INSTITUTIONAL FUND
Notes to Financial Statements                ACTIVE BALANCED FUND
--------------------------------------------------------------------------------
Note 4. Joint Repurchase Agreement Account

The Fund, along with other affiliated registered investment companies, transfers uninvested cash balances into a single joint account, the daily aggregate balance of which is invested in one or more repurchase agreements collateralized by U.S. Treasury or federal agency obligations. At September 30, 1996, the Fund had a 3.12% undivided interest in the repurchase agreements in the joint account. As of such date, each repurchase agreement in the joint account and the collateral therefore was as follows:

Bear, Stearns & Co., Inc., 5.72%, in the principal amount of $333,000,000, repurchase price $333,052,910, due 10/1/96. The value of the collateral including accrued interest was $339,757,925.

J.P. Morgan Securities, Inc., 5.70%, in the principal amount of $109,000,000, repurchase price $109,017,258, due 10/1/96. The value of the collateral including accrued interest was $111,181,257.

Goldman, Sachs & Co., Inc., 5.70%, in the principal amount of $333,000,000, repurchase price $333,052,725, due 10/1/96. The value of the collateral including accrued interest was $339,860,615.

Smith Barney, Inc., 5.75%, in the principal amount of $224,000,000, repurchase price $224,035,778, due 10/1/96. The value of the collateral including accrued interest was $228,481,010.
------------------------------------------------------------
Note 5. Capital
The Fund has authorized an unlimited number of shares of beneficial interest at $.001 par value per share. Transactions in shares of beneficial interest during the fiscal years ended September 30, 1996 and September 30, 1995 were as follows:

                                                Year ended September 30,
                                               ---------------------------
                                                  1996             1995
                                               ----------       ----------
Shares sold..................................   2,893,381        4,883,689
Shares issued in reinvestment of dividends
 and distributions...........................     483,285          242,395
Shares reacquired............................  (2,273,501)      (1,856,069)
                                               ----------       ----------
Net increase.................................   1,103,165        3,270,015
                                               ----------       ----------
                                               ----------       ----------

Of the shares outstanding at September 30, 1996, PIFM and affiliates owned 2,487,564 shares of the Fund.

Note 6. Reorganization
On May 17, 1996, the Trustees of the Company approved an Agreement and a Plan of Reorganization (the ``Plan of Reorganization'') for the Company. The Plan of Reorganization was approved by shareholders on September 6, 1996 and October 30, 1996.

Under the Plan of Reorganization, all of the assets and liabilities of the Growth Stock Fund, Balanced Fund, Income Fund and Money Market Fund (``Series'') were transferred at net asset value for equivalent value Class Z shares of Prudential Jennison Fund, Inc., Prudential Allocation Fund--Balanced Portfolio, Prudential Government Income Fund, Inc. and Prudential MoneyMart Assets, Inc., respectively. These Series then ceased operations.

International Stock Fund joined the Prudential Global Fund as separate series of a newly named Prudential World Fund. Existing shareholders became Class Z shareholders and the International Stock Fund also began offering Classes A, B and C shares.

Stock Index Fund and the Fund remained with The Prudential Institutional Fund (to be renamed the Prudential Dryden Fund) as separate funds. Existing shareholders of the Fund became Class Z shareholders and the Fund will begin offering Classes A, B and C shares. Stock Index Fund will offer a single class of shares. Effective October 31, 1996 these funds will be managed by PMF, PMFS will provide transfer agency services and PSI will act as distributor.
--------------------------------------------------------------------------------

                                            THE PRUDENTIAL INSTITUTIONAL FUND
Financial Highlights                        ACTIVE BALANCED FUND
--------------------------------------------------------------------------------

                                                                                                                January 4,
                                                                                                                  1993(a)
                                                                            Year Ended September 30,              Through
                                                                       -----------------------------------     September 30,
                                                                          1996          1995        1994           1993
                                                                       ----------     --------     -------     -------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period...............................     $  12.46      $  10.92     $ 11.05        $ 10.00
                                                                       ----------     --------     -------        -------

Income from investment operations:
Net investment income(b)...........................................          .29           .33         .24            .21
Net realized and unrealized gain (loss) on investment
   transactions....................................................          .81          1.54        (.12)           .84
                                                                       ----------     --------     -------        -------
   Total from investment operations................................         1.10          1.87         .12           1.05
                                                                       ----------     --------     -------        -------
Less distributions:
Dividends from net investment income...............................         (.37)         (.29)       (.14)            --
Distributions from net realized gains..............................         (.18)         (.04)       (.11)            --
                                                                       ----------     --------     -------        -------
   Total distributions.............................................         (.55)         (.33)       (.25)            --
                                                                       ----------     --------     -------        -------
Net asset value, end of period.....................................     $  13.01      $  12.46     $ 10.92        $ 11.05
                                                                       ----------     --------     -------        -------
                                                                       ----------     --------     -------        -------
TOTAL RETURN(d)....................................................         9.11%        17.66%       1.07%         10.50%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000)....................................     $153,588      $133,352     $81,176        $38,786
Average net assets (000)...........................................     $142,026      $104,821     $58,992        $12,815
Ratios to average net assets:(b)
   Expenses........................................................         1.00%         1.00%       1.00%          1.00%(c)
   Net investment income...........................................         3.09%         3.53%       3.06%          2.68%(c)
Portfolio turnover rate............................................           51%           30%         40%            47%
Average commission rate paid per share.............................     $  .0654           N/A         N/A            N/A

---------------
(a) Commencement of investment operations.
(b) Net of expense subsidy.
(c) Annualized.
(d) Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total return for periods of less than a full year are not annualized. Total return includes the effect of expense subsidies.
N/A--Data not required for these periods.
--------------------------------------------------------------------------------
                                              See Notes to Financial Statements.

                                             THE PRUDENTIAL INSTITUTIONAL FUND
Report to Independent Accountants            ACTIVE BALANCED FUND
--------------------------------------------------------------------------------
The Shareholders and Board of Trustees
The Prudential Institutional Fund--Active Balanced Fund

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of The Prudential Institutional Fund--Active Balanced Fund as of September 30, 1996, the related statements of operations for the year then ended and of changes in net assets for each of the two years in the period then ended, and the financial highlights for the three years in the period then ended and for the period January 4, 1993 (commencement of investment operations) to September 30, 1993. These financial statements and financial highlights are the responsibility of the Portfolio's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of the securities owned as of September 30, 1996 by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of The Prudential Institutional Fund--Active Balanced Fund as of September 30, 1996, the results of its operations, the changes in its net assets and the financial highlights for the respective stated periods in conformity with generally accepted accounting principles.

DELOITTE & TOUCHE LLP
New York, New York
November 13, 1996

Portfolio of Investments as of              THE PRUDENTIAL INSTITUTIONAL FUND
September 30, 1996                          STOCK INDEX FUND
------------------------------------------------------------
------------------------------------------------------------

Shares      Description                     Value (Note 1)
------------------------------------------------------------
LONG-TERM INVESTMENTS--94.0%
COMMON STOCKS AND EQUIVALENTS--94.0%
------------------------------------------------------------
Aerospace/Defense--2.1%
   9,400   Allied-Signal, Inc.                      $     619,225
  11,500   Boeing Co.                                   1,086,750
   2,100   General Dynamics Corp.                         144,638
   6,630   Lockheed Martin Corp.                          597,529
   7,300   McDonnell Douglas Corp.                        383,250
   1,900   Northrop Grumman Corp.                         152,475
   7,900   Raytheon Co.                                   439,437
   7,200   Rockwell International Corp.                   405,900
                                                    -------------
                                                        3,829,204
------------------------------------------------------------
Airlines--0.3%
   2,950   AMR Corp.(a)                                   234,894
   2,600   Delta Airlines, Inc.                           187,200
   4,700   Southwest Airlines Co.                         107,512
   2,300   USAir Group, Inc.(a)                            37,950
                                                    -------------
                                                          567,556
------------------------------------------------------------
Aluminum--0.4%
   7,500   Alcan Aluminum Ltd.                            225,000
   5,800   Aluminum Co. of America                        342,200
   2,150   Reynolds Metals Co.                            109,919
                                                    -------------
                                                          677,119
------------------------------------------------------------
Automobiles & Trucks--2.0%
  24,700   Chrysler Corp.                                 707,038
   1,400   Cummins Engine, Inc.                            55,125
   3,400   Dana Corp.                                     102,850
   2,000   Echlin Inc.                                     62,750
  39,300   Ford Motor Co.                               1,228,125
  25,100   General Motors Corp.                         1,204,800
   4,000   Genuine Parts Co.                              175,000
   1,400   Johnson Controls, Inc.                         105,000
   2,420   Navistar International Corp.(a)                 20,570
   1,900   Safety Kleen Corp.                              31,350
                                                    -------------
                                                        3,692,608
Banking--7.1%
  15,030   Banc One Corp.                           $     616,230
   5,100   Bank of Boston Corp.                           295,163
  12,800   Bank of New York Co., Inc.                     376,000
  12,100   BankAmerica Corp.                              993,712
   2,600   Bankers Trust NY Corp.                         204,425
   6,200   Barnett Banks, Inc.                            209,250
   5,300   Boatmen's Bancshares                           296,138
  14,408   Chase Manhattan Corp.                        1,154,441
  16,100   Citicorp                                     1,459,062
   3,800   Comerica, Inc.                                 195,700
   7,400   CoreStates Financial Corp.                     320,050
   3,400   Fifth Third Bancorp                            197,625
   4,600   First Bank System, Inc.                        307,625
  10,401   First Chicago Corp.                            470,645
   9,400   First Union Corp.                              627,450
   8,587   Fleet Financial Group, Inc.                    382,122
   1,900   Golden West Financial Corp.                    110,913
   4,600   Great Western Financial Corp.                  121,900
   3,800   H.F. Ahmanson & Co.                            106,400
   7,600   KeyCorp                                        334,400
   4,525   Mellon Bank Corp.                              268,106
   6,200   Morgan (J.P.) & Co., Inc.                      551,025
   7,400   National City Corp.                            311,725
   9,900   NationsBank Corp.                              860,062
  12,300   Norwest Corp.                                  502,762
  11,300   PNC Bank Corp.                                 377,138
   1,800   Republic New York Corp.                        124,425
   7,500   Suntrust Banks, Inc.                           307,500
   5,400   U.S. Bancorp                                   213,300
   3,227   Wells Fargo & Co.                              838,933
                                                    -------------
                                                       13,134,227
------------------------------------------------------------
Beverages--3.7%
   1,200   Adolph Coors Co.                                26,325
  16,800   Anheuser Busch Cos., Inc.                      632,100
   2,400   Brown-Forman Corp.                              93,900

--------------------------------------------------------------------------------
                                              See Notes to Financial Statements.

Portfolio of Investments as of              THE PRUDENTIAL INSTITUTIONAL FUND
September 30, 1996                          STOCK INDEX FUND
------------------------------------------------------------
------------------------------------------------------------

Shares      Description                     Value (Note 1)
------------------------------------------------------------
Beverages (cont'd.)
  82,900   Coca-Cola Co.                            $   4,217,537
  52,100   PepsiCo, Inc.                                1,471,825
  12,300   Seagram Co., Ltd.                              459,713
                                                    -------------
                                                        6,901,400
------------------------------------------------------------
Chemicals--2.2%
   3,700   Air Products & Chemicals, Inc.                 215,525
   8,300   Dow Chemical Co.                               666,075
  18,600   du Pont (E.I.) de Nemours & Co.              1,641,450
   2,600   Eastman Chemical Co.                           151,775
   3,600   Hercules, Inc.                                 197,100
  19,400   Monsanto Co.                                   708,100
   2,300   Nalco Chemical Co.                              83,375
   2,200   Rohm & Haas Co.                                144,100
   1,700   Sigma-Aldrich                                   96,900
   4,400   Union Carbide Corp.                            200,750
                                                    -------------
                                                        4,105,150
------------------------------------------------------------
Chemical-Specialty--0.5%
   4,625   Engelhard Corp.                                106,375
   2,100   Great Lakes Chemical Corp.                     119,700
   4,900   Morton International, Inc.                     194,775
   5,100   Praxair, Inc.                                  219,300
   1,500   Raychem Corp.                                  112,500
   3,200   W.R. Grace & Co.                               166,400
                                                    -------------
                                                          919,050
------------------------------------------------------------
Commercial Services--0.3%
   8,150   CUC International, Inc.(a)                     324,981
   2,800   Deluxe Corp.                                   105,700
   1,000   Harland (John H.) Co.                           30,000
   3,300   Moore Corp. Ltd.                                60,638
                                                    -------------
                                                          521,319
------------------------------------------------------------
Computer Software & Services--4.6%
   5,700   3Com Corp. (a)                                 342,356
   1,500   AutoDesk, Inc.                                  38,813
   9,600   Automatic Data Processing, Inc.          $     418,800
   6,200   Bay Networks, Inc.(a)                          168,950
   2,500   Cabletron Systems, Inc.(a)                     170,938
   2,200   Ceridian Corp.(a)                              110,000
  21,500   Cisco Systems, Inc.(a)                       1,334,344
  12,050   Computer Associates International,
             Inc.                                         719,987
   2,450   Computer Sciences Corp.(a)                     188,344
   2,900   Dell Computer Corp. (a)                        225,475
   7,800   EMC Corp.(a)                                   176,475
   1,300   Intergraph Corp.(a)                             14,300
   6,900   Micron Technology Inc.                         210,450
  19,900   Microsoft Corp.(a)                           2,624,312
  12,700   Novell, Inc.(a)                                139,700
  21,875   Oracle Systems Corp.(a)                        931,055
   3,500   Seagate Technology, Inc.(a)                    195,562
   5,800   Silicon Graphics Inc.(a)                       128,325
   6,200   Sun Microsystems Inc.(a)                       385,175
   3,800   Tandem Computers Inc.(a)                        40,850
                                                    -------------
                                                        8,564,211
------------------------------------------------------------
Construction--0.1%
   2,800   Fluor Corp.                                    172,200
   1,300   Foster Wheeler Corp.                            56,875
   1,100   Kaufman & Broad Home Corp.                      14,300
     900   Pulte Corp.                                     23,063
                                                    -------------
                                                          266,438
------------------------------------------------------------
Consumer Goods--0.6%
     900   Centex Corp.                                    29,363
   1,200   Fleetwood Enterprises, Inc.                     36,900
   5,800   Lowes Companies, Inc.                          237,075
   5,200   Masco Corp.                                    156,000
   3,500   Maytag Corp.                                    68,250
   1,800   Owens-Corning Fiberglas Corp.(a)                66,375
   2,700   Pioneer Hi-Bred International, Inc.            163,350
   3,000   Stanley Works                                   84,375
   2,000   Tupperware Corp.                                98,000
   2,500   Whirlpool Corp.                                126,562
                                                    -------------
                                                        1,066,250

--------------------------------------------------------------------------------
See Notes to Financial Statements.

Portfolio of Investments as of              THE PRUDENTIAL INSTITUTIONAL FUND
September 30, 1996                          STOCK INDEX FUND
------------------------------------------------------------
------------------------------------------------------------

Shares      Description                     Value (Note 1)
------------------------------------------------------------
Containers--0.1%
   1,200   Ball Corp.                               $      29,400
   1,700   Bemis, Inc.                                     57,588
   4,200   Crown Cork & Seal, Inc.(a)                     193,725
                                                    -------------
                                                          280,713
------------------------------------------------------------
Cosmetics & Soaps--2.3%
     900   Alberto Culver Co.                              39,038
   4,400   Avon Products, Inc.                            218,350
   1,700   Clorox Co.                                     162,988
   4,800   Colgate-Palmolive Co.                          417,000
  14,700   Gillette Co.                                 1,060,237
   3,650   International Flavors & Fragrances
             Inc.                                         159,231
  22,800   Procter & Gamble Co.                         2,223,000
                                                    -------------
                                                        4,279,844
------------------------------------------------------------
Diversified Gas--0.2%
   3,600   Coastal Corp.                                  148,500
     700   Eastern Enterprises, Inc.                       26,425
   2,400   Enserch Corp.                                   50,100
   1,700   NICOR Inc.                                      57,375
     900   Oneok Inc.                                      24,750
                                                    -------------
                                                          307,150
------------------------------------------------------------
Drugs & Medical Supplies--9.1%
  26,000   Abbott Laboratories                          1,280,500
   2,900   ALZA Corp.(a)                                   77,937
  21,100   American Home Products Corp.                 1,345,125
   8,800   Amgen, Inc.(a)                                 555,500
   1,900   Bard (C.R.), Inc.                               59,138
   1,800   Bausch & Lomb, Inc.                             66,150
   9,000   Baxter International, Inc.                     420,750
   4,200   Becton Dickinson & Co.                         185,850
   3,800   Biomet, Inc.(a)                                 62,225
   5,900   Boston Scientific Corp.(a)                     339,250
  16,650   Bristol-Myers Squibb Co.                     1,604,644
   3,357   Fresenius Medical Care AG (ADR)(a)
             (Germany)                                     78,050
  44,300   Johnson & Johnson Co.                        2,270,375
  18,200   Lilly (Eli) & Co.                            1,173,900
   8,000   Medtronic, Inc.                          $     513,000
  40,600   Merck & Co., Inc.                            2,857,225
  21,400   Pfizer, Inc.                                 1,693,275
  16,955   Pharmacia & Upjohn, Inc.                       699,394
  12,300   Schering-Plough Corp.                          756,450
   2,600   St. Jude Medical, Inc.(a)                      104,975
   2,000   United States Surgical Corp.                    85,000
   9,000   Warner Lambert Co.                             594,000
                                                    -------------
                                                       16,822,713
------------------------------------------------------------
Electronics--4.2%
   4,700   Advanced Micro Devices, Inc.(a)                 69,325
   4,400   Amdahl Corp.(a)                                 41,525
   7,284   AMP Inc.                                       282,255
   4,000   Apple Computer, Inc.                            88,750
   1,100   Data General Corp.(a)                           15,400
   5,200   Digital Equipment Corp.(a)                     185,900
   1,600   EG&G, Inc.                                      28,600
   7,400   Emerson Electric Co.                           666,925
   4,500   General Instrument Corp.(a)                    111,375
   1,300   Harris Corp.                                    84,663
  34,000   Hewlett-Packard Co.                          1,657,500
  27,400   Intel Corp.                                  2,614,987
   4,300   LSI Logic Corp.(a)                              99,975
  19,700   Motorola, Inc.                               1,017,012
   4,700   National Semiconductors Corp.(a)                94,588
   1,400   Perkin Elmer Corp.                              81,025
   2,000   Tandy Corp.                                     80,750
   1,000   Tektronix, Inc.                                 40,875
   6,300   Texas Instruments Inc.                         347,287
   1,300   Thomas & Betts Corp.                            53,300
                                                    -------------
                                                        7,662,017
------------------------------------------------------------
Financial Services--2.9%
  15,900   American Express Co.                           735,375
   1,800   Beneficial Corp.                               103,500
   3,300   Block (H&R), Inc.                               98,175
   5,458   Dean Witter Discover & Co.                     300,190
   5,900   Federal Home Loan Mortgage Corp.               577,462
  36,200   Federal National Mortgage Assn.              1,262,475

--------------------------------------------------------------------------------
                                              See Notes to Financial Statements.

Portfolio of Investments as of              THE PRUDENTIAL INSTITUTIONAL FUND
September 30, 1996                          STOCK INDEX FUND
------------------------------------------------------------
------------------------------------------------------------

Shares      Description                     Value (Note 1)
------------------------------------------------------------
Financial Services (cont'd.)
   7,400   First Data Corp.                         $     604,025
   4,500   Green Tree Financial Corp.                     176,625
   3,200   Household International Corp.                  263,200
   7,425   MBNA Corp.                                     258,019
   5,700   Merrill Lynch & Co., Inc.                      374,062
   5,000   Morgan Stanley Group, Inc.                     248,750
   3,500   Salomon, Inc.                                  159,688
   2,250   Transamerica Corp.                             157,219
                                                    -------------
                                                        5,318,765
------------------------------------------------------------
Food & Beverage--2.6%
  18,035   Archer-Daniels-Midland Co.                     347,169
   8,300   Campbell Soup Co.                              647,400
   8,100   ConAgra, Inc.                                  398,925
   4,800   CPC International, Inc.                        359,400
   1,300   Fleming Cos., Inc.                              22,587
   5,250   General Mills, Inc.                            316,969
   2,000   Giant Foods, Inc.                               68,000
  12,200   Heinz (H.J.) Co.                               411,750
   5,200   Hershey Foods Corp.                            261,300
   7,050   Kellogg Co.                                    485,569
   4,500   Quaker Oats Co.                                164,812
   3,500   Ralston Purina Co.                             239,750
  16,100   Sara Lee Corp.                                 575,575
   6,000   Sysco Corp.                                    201,750
   3,900   Wrigley (W.M.) Junior Co.                      234,975
                                                    -------------
                                                        4,735,931
------------------------------------------------------------
Forest Products--1.5%
   1,700   Boise Cascade Corp.                             57,800
   3,100   Champion International Corp.                   142,212
   3,050   Georgia Pacific Corp.                          241,331
  10,017   International Paper Co.                        425,717
   2,900   James River Corp.                               80,113
   9,408   Kimberly Clark Corp.                           829,080
   3,600   Louisiana Pacific Corp.                         81,900
   1,700   Mead Corp.                                      99,663
     900   Potlatch Corp.                                  34,875
   3,600   Stone Container Corp.                           56,250
   1,800   Temple Inland Inc.                              94,950
   2,300   Union Camp Corp.                         $     112,413
   3,400   Westvaco Corp.                                 100,725
   6,500   Weyerhaeuser Co.                               299,812
   1,800   Willamette Industries, Inc.                    117,900
                                                    -------------
                                                        2,774,741
------------------------------------------------------------
Gas Pipelines--0.7%
   5,318   Cinergy Corp.                                  164,193
   1,800   Columbia Gas System, Inc.(a)                   100,800
   3,100   Consolidated Natural Gas Co.                   166,237
   8,400   Enron Corp.                                    342,300
   4,700   Noram Energy Corp.                              69,913
   5,000   PanEnergy Corp.                                173,125
   1,100   Peoples Energy Corp.                            37,400
   3,500   Williams Cos., Inc.                            178,500
                                                    -------------
                                                        1,232,468
------------------------------------------------------------
Hospital Management--1.0%
   3,300   Beverly Enterprises, Inc.(a)                    35,888
  14,852   Columbia Healthcare Corp.                      844,707
   1,100   Community Psychiatric Centers                   10,313
   5,500   Humana, Inc.(a)                                111,375
   2,100   Manor Care, Inc.                                80,588
   7,800   Service Corp. International                    235,950
     900   Shared Medical Systems Corp.                    51,300
   7,200   Tenet Healthcare Corp.(a)                      160,200
   6,100   United Healthcare Corp.                        253,912
                                                    -------------
                                                        1,784,233
------------------------------------------------------------
Housing Construction
   1,200   Armstrong World Industries                      74,850
------------------------------------------------------------
Insurance--3.7%
   4,900   Aetna Life & Casualty Co.                      344,838
   1,400   Alexander & Alexander Services, Inc.            23,275
  14,674   Allstate Corp.                                 722,694
   6,900   American General Corp.                         260,475
  15,612   American International Group, Inc.           1,572,909
   3,600   Aon Corp.                                      195,300
   5,800   Chubb Corp.                                    266,800

--------------------------------------------------------------------------------
See Notes to Financial Statements.

Portfolio of Investments as of              THE PRUDENTIAL INSTITUTIONAL FUND
September 30, 1996                          STOCK INDEX FUND
------------------------------------------------------------
------------------------------------------------------------

Shares      Description                     Value (Note 1)
------------------------------------------------------------
Insurance (cont'd.)
   2,550   CIGNA Corp.                              $     305,681
   2,700   General Re Corp.                               382,725
   3,900   ITT Hartford Group Inc.                        230,100
   2,325   Jefferson-Pilot Corp.                          120,319
   3,400   Lincoln National Corp.                         149,175
   2,400   Marsh & McLennan Cos.                          233,100
   1,900   MGIC Investment Corp.                          128,013
   3,100   Providian Corp.                                133,300
   4,400   SAFECO Corp.                                   154,000
   2,700   St. Paul Cos, Inc.                             149,850
   2,350   Torchmark Corp.                                107,806
  15,947   Travelers, Inc.                                783,372
   2,400   UNUM Corp.                                     153,900
   4,000   USF&G Corp.                                     74,000
   1,150   USLIFE Corp.                                    34,500
   5,500   Wachovia Corp.                                 272,250
                                                    -------------
                                                        6,798,382
------------------------------------------------------------
Leisure--1.2%
   1,800   Bally Entertainment Group(a)                    51,075
   3,100   Brunswick Corp.                                 74,400
  22,492   Disney (Walt) Co.                            1,425,430
   3,500   Harrahs Entertainment Inc.(a)                   65,188
   2,800   Hasbro, Inc.                                   103,950
   3,900   ITT Corp. (New)                                170,137
   1,300   King World Productions, Inc.(a)                 47,938
   9,287   Mattel, Inc.                                   240,301
                                                    -------------
                                                        2,178,419
------------------------------------------------------------
Lodging--0.4%
   4,000   HFS Inc.(a)                                    267,500
   6,400   Hilton Hotels Corp.                            181,600
   4,200   Marriott International, Inc.(a)                231,525
                                                    -------------
                                                          680,625
------------------------------------------------------------
Machinery--1.1%
     900   Briggs & Stratton Corp.                         39,938
   2,400   Case Corp.                                     117,000
   6,400   Caterpillar Inc.                         $     482,400
   1,400   Cincinnati Milacron, Inc.                       26,425
   3,600   Cooper Industries, Inc.                        155,700
   8,700   Deere & Co.                                    365,400
   3,700   Dover Corp.                                    176,675
   2,500   Eaton Corp.                                    150,937
   1,000   Giddings & Lewis, Inc.                          11,875
   1,600   Harnischfeger Industries, Inc.                  60,400
   3,600   Ingersoll Rand Co.                             171,000
   1,302   PACCAR Inc.                                     71,284
   2,550   Parker Hannifin Corp.                          107,100
   1,950   Snap-On Inc.                                    62,644
   1,000   Timken Co.                                      39,250
                                                    -------------
                                                        2,038,028
------------------------------------------------------------
Media--1.7%
   7,750   Comcast Corp.                                  119,156
   5,100   Donnelley (R.R.) & Sons, Co.                   164,475
   3,300   Dow Jones & Co., Inc.                          122,100
   5,600   Dun & Bradstreet Corp.                         333,900
   4,650   Gannett, Inc.                                  327,244
   2,600   Interpublic Group Cos., Inc.                   122,850
   3,300   Knight-Ridder, Inc.                            122,100
   3,300   McGraw Hill, Inc.                              140,663
     900   Meredith Corp.                                  44,438
   3,100   New York Times Co.                             104,625
  13,000   Time Warner, Inc.                              502,125
   3,400   Times Mirror Co.                               151,300
   2,000   Tribune Co.                                    156,000
  15,500   U.S. West Media Group                          261,562
  12,139   Viacom Inc.(a)                                 430,934
                                                    -------------
                                                        3,103,472
------------------------------------------------------------
Mineral Resources--0.8%
   1,300   ASARCO Inc.                                     34,613
  12,000   Barrick Gold Corp. (ADR) (Canada)              301,500
   3,050   Cyprus Amax Minerals Co.                        65,575
   4,700   Echo Bay Mines, Ltd.                            41,419
   6,500   Freeport-McMoRan Copper & Gold Inc.            203,125
   4,900   Homestake Mining Co.                            71,663

--------------------------------------------------------------------------------
                                              See Notes to Financial Statements.

Portfolio of Investments as of              THE PRUDENTIAL INSTITUTIONAL FUND
September 30, 1996                          STOCK INDEX FUND
------------------------------------------------------------
------------------------------------------------------------

Shares      Description                     Value (Note 1)
------------------------------------------------------------
Mineral Resources (cont'd.)
   5,600   INCO, Ltd.                               $     172,200
   3,298   Newmont Mining Corp.                           155,830
   2,200   Phelps-Dodge Corp.                             141,075
   7,900   Placer Dome, Inc.                              186,637
   4,140   Santa Fe Pacific Gold Corp.                     51,750
                                                    -------------
                                                        1,425,387
------------------------------------------------------------
Miscellaneous Basic Industry--4.9%
   6,100   Applied Materials, Inc.(a)                     168,512
   7,000   Browning Ferris Industries, Inc.               175,000
   1,000   Crane Co.                                       44,375
   2,200   Ecolab, Inc.                                    74,250
   1,250   FMC Corp.(a)                                    84,844
  55,000   General Electric Co.                         5,005,000
   1,600   General Signal Corp.                            70,400
   1,700   Grainger (W.W.) Inc.                           119,425
   4,000   Illinois Tool Works, Inc.                      288,500
   3,900   ITT Industries Inc.                             94,088
   3,800   Loews Corp.                                    294,025
   2,500   Mallinckrodt Group Inc.                        104,062
   1,400   Millipore Corp.                                 55,300
     250   NACCO Industries, Inc.                          11,938
   3,733   Pall Corp.                                     105,457
   6,200   PPG Industries, Inc.                           337,125
   2,800   Textron, Inc.                                  238,000
     900   Trinova Corp.                                   28,350
   2,200   TRW Inc.                                       204,600
   5,000   Tyco International Ltd.                        215,625
   4,000   United Technologies Corp.                      480,500
  13,900   Westinghouse Electric Corp.                    258,887
  16,400   WMX Technologies, Inc.                         539,150
                                                    -------------
                                                        8,997,413
------------------------------------------------------------
Miscellaneous Consumer Growth--1.9%
   2,100   Allergan, Inc.                                  80,063
   2,400   American Greetings Corp.                        68,700
   2,900   Black & Decker Corp.                           120,350
   7,800   Corning, Inc.                                  304,200
  11,400   Eastman Kodak Co.                        $     894,900
   1,500   Jostens, Inc.                                   31,313
  13,900   Minnesota Mining & Manufacturing Co.           971,262
   1,500   Polaroid Corp.                                  66,000
   4,900   Rubbermaid, Inc.                               120,050
   5,300   Unilever N.V.                                  835,412
   3,500   Whitman Corp.                                   80,938
                                                    -------------
                                                        3,573,188
------------------------------------------------------------
Office Equipment & Supplies--2.3%
   4,300   Alco Standard Corp.                            214,462
   1,700   Avery Dennison Corp.                            94,350
   9,000   Compaq Computer Corp.(a)                       577,125
   4,200   Honeywell, Inc.                                265,125
  17,800   International Business Machines Corp.        2,216,100
   4,900   Pitney Bowes, Inc.                             257,862
   5,300   Unisys Corp.(a)                                 32,463
  10,750   Xerox Corp.                                    576,469
                                                    -------------
                                                        4,233,956
------------------------------------------------------------
Petroleum--7.6%
   3,100   Amerada Hess Corp.                             163,913
  16,500   Amoco Corp.                                  1,163,250
   2,200   Ashland Oil, Inc.                               87,450
   5,350   Atlantic Richfield Co.                         682,125
   4,200   Burlington Resources Inc.                      186,375
  21,700   Chevron Corp.                                1,358,962
  41,250   Exxon Corp.                                  3,434,062
   1,600   Kerr-McGee Corp.                                97,400
   1,100   Louisiana Land & Exploration Co.                57,888
  13,100   Mobil Corp.                                  1,516,325
  10,700   Occidental Petroleum Corp.                     250,112
   1,500   Pennzoil Co.                                    79,313
   8,700   Phillips Petroleum Co.                         371,925
  17,800   Royal Dutch Petroleum Co. (ADR)
             (Netherlands)                              2,779,025
   2,900   Santa Fe Energy Resources, Inc.(a)              41,325
   2,400   Sun Co., Inc.                                   55,200
   5,700   Tenneco, Inc.                                  285,712
   8,800   Texaco Inc.                                    809,600

--------------------------------------------------------------------------------
See Notes to Financial Statements.

Portfolio of Investments as of              THE PRUDENTIAL INSTITUTIONAL FUND
September 30, 1996                          STOCK INDEX FUND
------------------------------------------------------------
------------------------------------------------------------

Shares      Description                     Value (Note 1)
------------------------------------------------------------
Petroleum (cont'd.)
   8,200   Unocal Corp.                             $     295,200
   9,600   USX Marathon Corp                              207,600
   1,800   Western Atlas, Inc.(a)                         112,050
                                                    -------------
                                                       14,034,812
------------------------------------------------------------
Petroleum Services--0.8%
   4,600   Baker Hughes Inc.                              139,725
   5,900   Dresser Industries, Inc.                       175,525
   3,800   Halliburton Co.                                196,175
     900   Helmerich & Payne, Inc.                         39,263
   1,700   McDermott International, Inc.                   36,975
   3,400   Oryx Energy Co.(a)                              60,350
   2,800   Rowan Cos., Inc.(a)                             52,150
   8,100   Schlumberger, Ltd.                             684,450
   2,800   Sonat Inc.                                     123,900
                                                    -------------
                                                        1,508,513
------------------------------------------------------------
Precious Metals
   7,500   Battle Mountain Gold Co.                        58,125
------------------------------------------------------------
Railroads--1.1%
   5,065   Burlington Northern Santa Fe                   427,359
   2,600   Consolidated Rail Corp.                        188,175
   6,900   CSX Corp.                                      348,450
   4,200   Norfolk Southern Corp.                         383,775
   8,100   Union Pacific Corp.                            593,325
                                                    -------------
                                                        1,941,084
------------------------------------------------------------
Restaurants--0.7%
   4,850   Darden Restaurants Inc.                         41,831
     900   Luby's Cafeterias, Inc.                         21,600
  23,100   McDonald's Corp.                             1,094,362
   1,600   Ryan's Family Steak Houses, Inc.(a)             12,200
   1,100   Shoney's Inc.(a)                                10,038
   4,100   Wendy's International, Inc.                     88,150
                                                    -------------
                                                        1,268,181
Retail--5.0%
   8,300   Albertsons, Inc.                         $     349,637
   4,900   American Stores Co.                            196,000
   3,400   Charming Shoppes, Inc.                          20,400
   3,200   Circuit City Stores, Inc.                      115,600
   7,100   Dayton Hudson Corp.                            234,300
   3,800   Dillard Department Stores, Inc.                122,550
   7,000   Federated Department Stores, Inc.(a)           234,500
   9,600   Gap, Inc.                                      277,200
   1,200   Great Atlantic & Pacific Tea Inc.               31,050
   2,300   Harcourt General, Inc.                         127,075
  15,966   Home Depot, Inc.                               908,066
  16,300   Kmart Corp.                                    167,075
   4,100   Kroger Co.(a)                                  183,475
   8,988   Limited, Inc.                                  171,896
   2,400   Liz Claiborne, Inc.                             89,400
     600   Longs Drug Stores Corp.                         26,100
   8,300   May Department Stores Co.                      403,587
   3,500   Melville Corp.                                 154,438
   1,200   Mercantile Stores, Inc.                         64,800
   5,300   Newell Co.                                     159,000
   4,700   NIKE, Inc.                                     571,050
   2,800   Nordstrom, Inc.                                106,400
   7,500   Penney (J.C.), Inc.                            405,937
   2,100   Pep Boys - Manny, Moe & Jack                    74,813
   6,552   Price Costco, Inc.(a)                          134,316
   2,400   Reebok International, Ltd.                      83,400
   2,800   Rite-Aid Corp.                                 101,500
  13,000   Sears Roebuck & Co.                            581,750
   2,800   Sherwin Williams Co.                           129,850
   1,100   Stride Rite Corp.                                9,900
   2,400   Supervalue, Inc.                                66,000
   2,400   TJX Companies, Inc.                             86,100
   9,100   Toys 'R' Us Inc.(a)                            265,037
  76,200   Wal-Mart Stores, Inc.                        2,009,775
   8,200   Walgreen Co.                                   303,400
   5,000   Winn-Dixie Stores, Inc.                        174,375
   4,300   Woolworth Corp.                                 88,688
                                                    -------------
                                                        9,228,440

--------------------------------------------------------------------------------
                                              See Notes to Financial Statements.

Portfolio of Investments as of              THE PRUDENTIAL INSTITUTIONAL FUND
September 30, 1996                          STOCK INDEX FUND
------------------------------------------------------------
------------------------------------------------------------

Shares      Description                     Value (Note 1)
------------------------------------------------------------
Rubber--0.2%
   2,800   Cooper Tire & Rubber                     $      60,550
   1,800   Goodrich (B.F.) Co.                             81,225
   5,200   Goodyear Tire & Rubber Co.                     239,850
                                                    -------------
                                                          381,625
------------------------------------------------------------
Steel - Producers--0.3%
   5,673   Allegheny Teldyne Inc.                         128,340
   3,800   Armco Inc.(a)                                   17,100
   3,700   Bethlehem Steel Corp.(a)                        37,000
   1,800   Inland Steel Industries, Inc.                   32,175
   2,900   Nucor Corp.                                    147,175
   2,900   USX Corp. - U.S. Steel Group                    82,650
   2,850   Worthington Industries, Inc.                    57,000
                                                    -------------
                                                          501,440
------------------------------------------------------------
Telecommunications--1.4%
   6,200   ALLTEL Corp.                                   172,825
   1,925   Andrew Corp.(a)                                 96,009
   4,000   DSC Communications Corp.(a)                    100,000
  23,100   MCI Communications Corp.                       591,937
   8,600   Northern Telecom Ltd.                          496,650
   2,400   Scientific Atlanta, Inc.                        38,100
  14,400   Sprint Corp.                                   559,800
  21,400   Tele-Communications, Inc.(a)                   319,663
   3,000   Tellabs, Inc.(a)                               211,875
                                                    -------------
                                                        2,586,859
------------------------------------------------------------
Textiles--0.2%
   2,600   Fruit of the Loom, Inc.(a)                      80,600
   1,500   National Service Industries, Inc.               52,500
   1,200   Russell Corp.                                   38,700
     700   Springs Industries, Inc.                        31,150
   2,100   VF Corp.                                       126,263
                                                    -------------
                                                          329,213
------------------------------------------------------------
Tobacco--1.6%
   5,700   American Brands Inc.                           240,825
  27,450   Philip Morris Cos., Inc.                 $   2,463,637
   6,500   UST, Inc.                                      192,563
                                                    -------------
                                                        2,897,025
------------------------------------------------------------
Trucking & Shipping--0.2%
   1,200   Caliber Systems Inc.                            19,350
   1,600   Consolidated Freightways, Inc.                  39,200
   1,900   Federal Express Corp.(a)                       150,575
  10,100   Laidlaw Inc.                                   111,100
   2,600   Ryder System, Inc.                              77,025
     800   Yellow Corp.                                    10,400
                                                    -------------
                                                          407,650
------------------------------------------------------------
Utility Communications--5.7%
  16,500   AirTouch Communications(a)                     455,813
  18,300   Ameritech Corp.                                963,037
  53,600   AT&T Corp.                                   2,800,600
  14,500   Bell Atlantic Corp.                            868,187
  33,100   BellSouth Corp.                              1,224,700
  32,200   GTE Corp.                                    1,239,700
  14,500   NYNEX Corp.                                    630,750
  14,300   Pacific Telesis Group                          480,837
  20,200   SBC Communications Inc.                        972,125
  15,900   U.S. West Communications Group                 473,025
   7,300   Unicom Corp.                                   183,413
  12,900   WorldCom Inc.(a)                               275,738
                                                    -------------
                                                       10,567,925
------------------------------------------------------------
Utilities - Electric--2.7%
   6,300   American Electric Power, Inc.                  255,937
   5,000   Baltimore Gas & Electric Co.                   130,625
   5,100   Carolina Power & Light Co.                     175,950
   6,900   Central & South West Corp.                     179,400
   7,900   Consolidated Edison Co.                        219,225
   6,000   Dominion Resources, Inc.                       226,500
   4,700   DTE Energy Co.                                 131,600
   6,800   Duke Power Co.                                 317,050
  14,800   Edison International                           264,550
   7,600   Entergy Corp.                                  205,200

--------------------------------------------------------------------------------
See Notes to Financial Statements.

Portfolio of Investments as of              THE PRUDENTIAL INSTITUTIONAL FUND
September 30, 1996                          STOCK INDEX FUND
------------------------------------------------------------
------------------------------------------------------------

Shares      Description                     Value (Note 1)
------------------------------------------------------------
Utilities - Electric (cont'd.)
   6,100   FPL Group, Inc.                          $     263,825
   3,900   General Public Utilities Corp.                 119,925
   8,800   Houston Industries, Inc.                       194,700
   4,700   Niagara Mohawk Power Corp.                      37,600
   2,300   Northern States Power Co.                      107,238
   4,900   Ohio Edison Co.                                 94,938
   2,700   Pacific Enterprises                             81,675
  13,800   Pacific Gas & Electric Co.                     300,150
   9,800   Pacificorp                                     202,125
   7,300   PECO Energy Co.                                173,375
   5,200   PP & L Resources Inc.                          113,750
   8,000   Public Service Enterprise Group                214,000
  22,400   Southern Co.                                   506,800
   7,500   Texas Utilities Co.                            297,187
   3,300   Union Electric Co.                             121,687
                                                    -------------
                                                        4,935,012
                                                    -------------
           Total common stocks
             (cost $137,197,051)                      173,192,731
------------------------------------------------------------
Preferred Stock
Insurance
     367   Aetna Life & Casualty Co.
             (cost $23,902)                                26,745
                                                    -------------
           Total stocks
             (cost $137,220,953)                      173,219,476

SHORT-TERM INVESTMENTS--6.0%
------------------------------------------------------------
U.S. Government Securities--0.3%
           United States Treasury Bills,
$  100(b)  5.05%, 12/19/96                          $      98,892
     400   5.11%, 12/19/96                                395,519
                                                    -------------
           Total U.S. Government Securities
             (cost $494,411)                              494,411
------------------------------------------------------------
Repurchase Agreement--5.7%
  10,590   Joint Repurchase Agreement Account,
             5.70%, 10/01/96 (Note 4)
             (cost $10,590,000)                        10,590,000
                                                    -------------
           Total short-term investments
             (cost $11,084,411)                        11,084,411
------------------------------------------------------------
Total Investments--100.0%
           (cost $148,305,364; Note 3)                184,303,887
           Other assets in excess of liabilities           74,629
                                                    -------------
           Net Assets--100%                         $ 184,378,516
                                                    -------------
                                                    -------------

---------------
(a) Non-income producing security.
(b) Pledged as initial margin on futures contracts.
ADR--American Depository Receipt.
-------------------------------------------------------------------------------
                                              See Notes to Financial Statements.

                                           THE PRUDENTIAL INSTITUTIONAL FUND
Statement of Assets and Liabilities        STOCK INDEX FUND
--------------------------------------------------------------------------------

Assets                                                                                                      September 30, 1996
Investments, at value (cost $148,305,364)...............................................................         $184,303,887
Cash....................................................................................................                  141
Receivable for Fund shares sold.........................................................................              987,571
Interest and dividends receivable.......................................................................              333,902
Deferred expenses and other assets......................................................................               52,660
Receivable for investments sold.........................................................................               32,681
                                                                                                              ------------------
   Total assets.........................................................................................          185,710,842
                                                                                                              ------------------
Liabilities
Payable for investments purchased.......................................................................              842,997
Payable for Fund shares reacquired......................................................................              331,310
Accrued expenses........................................................................................              114,637
Management fee payable-net..............................................................................               23,057
Administration fee payable..............................................................................               19,475
Due to broker - variation margin........................................................................                  850
                                                                                                              ------------------
   Total liabilities....................................................................................            1,332,326
                                                                                                              ------------------
Net Assets..............................................................................................         $184,378,516
                                                                                                              ------------------
                                                                                                              ------------------
Net assets were comprised of:
   Shares of beneficial interest, at par................................................................         $     11,480
   Paid-in capital in excess of par.....................................................................          144,874,735
                                                                                                              ------------------
                                                                                                                  144,886,215
   Undistributed net investment income..................................................................            2,125,171
   Accumulated net realized gain on investments.........................................................            1,352,382
   Net unrealized appreciation on investments...........................................................           36,014,748
                                                                                                              ------------------
Net assets, September 30, 1996..........................................................................         $184,378,516
                                                                                                              ------------------
                                                                                                              ------------------
Shares of beneficial interest issued and outstanding....................................................           11,480,178
                                                                                                              ------------------
                                                                                                              ------------------
Net asset value per share...............................................................................               $16.06
                                                                                                              ------------------
                                                                                                              ------------------

--------------------------------------------------------------------------------
See Notes to Financial Statements.

THE PRUDENTIAL INSTITUTIONAL FUND
STOCK INDEX FUND
Statement of Operations
------------------------------------------------------------

                                                   Year Ended
Net Investment Income                          September 30, 1996
Income
   Interest.................................      $    444,547
   Dividends (net of foreign withholding
      taxes of $20,498).....................         3,154,570
                                               ------------------
      Total income..........................         3,599,117
                                               ------------------
Expenses
   Management fee...........................           570,160
   Administration fee.......................           188,037
   Custodian's fees and expenses............           170,000
   Reports to shareholders..................            50,000
   Registration fees........................            42,000
   Transfer agent's fees and expenses.......            33,752
   Legal fees and expenses..................            15,000
   Amortization of organization expenses....            13,421
   Trustees' fees...........................            12,000
   Audit fee and expenses...................            11,500
   Miscellaneous............................             5,624
                                               ------------------
      Total expenses........................         1,111,494
Less: Expense subsidy (Note 2)..............          (256,185)
                                               ------------------
      Net expenses..........................           855,309
                                               ------------------
Net investment income.......................         2,743,808
                                               ------------------
Realized and Unrealized Gain (Loss)
on Investments
Net realized gain on:
   Investment transactions..................           685,464
   Financial futures contracts..............         1,106,100
                                               ------------------
                                                     1,791,564
                                               ------------------
Net change in unrealized appreciation
   (depreciation) on:
   Investments..............................        20,470,266
   Financial futures contracts..............          (177,000)
                                               ------------------
                                                    20,293,266
                                               ------------------
Net gain on investments.....................        22,084,830
                                               ------------------
Net Increase in Net Assets
Resulting from Operations...................      $ 24,828,638
                                               ------------------
                                               ------------------

THE PRUDENTIAL INSTITUTIONAL FUND
STOCK INDEX FUND
Statement of Changes in Net Assets
------------------------------------------------------------

Increase                              Year Ended September 30,
in Net Assets                           1996            1995
Operations
   Net investment income..........  $  2,743,808    $  1,829,951
   Net realized gain on investment
      transactions................     1,791,564       4,044,854
   Net change in unrealized
      appreciation on
      investments.................    20,293,266      13,914,900
                                    ------------    ------------
   Net increase in net assets
      resulting from operations...    24,828,638      19,789,705
                                    ------------    ------------
Dividends and distributions
   Dividends to shareholders from
      net investment income.......    (2,181,628)     (1,015,394)
   Distributions to shareholders
      from net realized gains.....    (4,441,170)       (165,297)
                                    ------------    ------------
   Total dividends and
      distributions...............    (6,622,798)     (1,180,691)
                                    ------------    ------------
Fund share transactions
   Net proceeds from shares
      sold........................   113,692,034      52,960,096
   Net asset value of shares
      issued to shareholders in
      reinvestment of dividends
      and distributions...........     6,622,798       1,180,691
   Cost of shares redeemed........   (56,086,722)    (20,924,559)
                                    ------------    ------------
   Net increase in net assets from
      Fund shares transactions....    64,228,110      33,216,228
                                    ------------    ------------
Net increase......................    82,433,950      51,825,242
Net Assets
Beginning of year.................   101,944,566      50,119,324
                                    ------------    ------------
End of year.......................  $184,378,516    $101,944,566
                                    ------------    ------------
                                    ------------    ------------

--------------------------------------------------------------------------------
                                              See Notes to Financial Statements.

                                           THE PRUDENTIAL INSTITUTIONAL FUND
Notes to Financial Statements              STOCK INDEX FUND
--------------------------------------------------------------------------------

The Prudential Institutional Fund, (the ``Company'') is registered under the Investment Company Act of 1940 as an open-end, diversified management investment company. The Company was established as a Delaware business trust on May 11, 1992 and currently consists of two separate funds: Stock Index Fund (the ``Fund'') and Active Balanced Fund. Prior to September 21, 1996 the Company consisted of seven separate funds, five of which were subsequently reorganized and combined with existing funds in the Prudential Mutual Funds family of funds (see Note 6).

The Company had no operations until July 7, 1992 when 10,000 shares of beneficial interest of the Company were sold for $100,000 to Prudential Institutional Fund Management, Inc. (``PIFM''). Investment operations of the Fund commenced on November 5, 1992. The Fund's investment objective seeks to provide investment results that correspond to the price and yield performance of Standard & Poor's 500 Composite Stock Price Index.
------------------------------------------------------------
Note 1. Accounting Policies

The following is a summary of significant accounting policies followed by the Fund.

Securities Valuation: Securities, including options, warrants, futures contracts and options thereon, for which the primary market is on a national securities exchange, commodities exchange or board of trade and NASDAQ national market equity securities are valued at the last sale price on such exchange or board of trade on the date of valuation or, if there was no sale on such day, at the average of readily closing bid and asked prices quoted on such day.

Securities, that are actively traded in the over-the-counter market, including listed securities for which the primary market is believed to be over-the-counter, shall be valued at the average of the most recently quoted bid and asked prices provided by a principal market maker or dealer.

U.S. Government securities for which market quotations are available shall be valued at a price provided by an independent broker/dealer or pricing service.

Securities for which reliable market quotations are not available or for which the pricing agent or principal market maker does not provide a valuation or provides a valuation that, in the judgement of one of the subadvisers, does not represent fair value, shall by valued at fair value as determined under procedures established by the Trustees.

In connection with transactions in repurchase agreements, it is the Fund's policy that its custodian or designated subcustodians, as the case may be under triparty repurchase agreements, take possession of the underlying collateral securities, the value of which exceeds the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market on a daily basis to ensure the adequacy of the collateral. If the seller defaults, and the value of the collateral declines or, if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

Securities Transactions and Investment Income: Securities transactions are recorded on the trade date. Realized gains and losses on sales of securities are calculated on the identified cost basis. Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis. Expenses are recorded on the accrual basis which may require the use of certain estimates by management.

Financial Futures Contracts: A financial futures contract is an agreement to purchase (long) or sell (short) an agreed amount of securities at a set price for delivery on a future date. Upon entering into a financial futures contract, the Fund is required to pledge to the broker an amount of cash and/or other assets equal to a certain percentage of the contract amount. This amount is known as the ``initial margin.'' Subsequent payments, known as ``variation margin,'' are made or received by the Fund each day, depending on the daily fluctuations in the value of the underlying security. Such variation margin is recorded for financial statement purposes on a daily basis as unrealized gain or loss. When the contract expires or is closed, the gain or loss is realized and is presented in the statement of operations as net realized gain (loss) on financial futures contracts.

The Fund invests in financial futures contracts in order to hedge their existing portfolio securities, or securities the Fund intends to purchase, against fluctuations in value. Under a variety of circumstances, the Fund may not achieve the anticipated benefits of the financial futures contracts and may realize a loss. The use of futures transactions involves the risk of imperfect correlation in movements in the price of futures contracts and the underlying assets.

Dividends and Distributions: Dividends and distributions of the Fund are declared in cash and automatically reinvested in additional shares of the Fund. The Fund will declare and distribute its net investment income and
--------------------------------------------------------------------------------

                                           THE PRUDENTIAL INSTITUTIONAL FUND
Notes to Financial Statements              STOCK INDEX FUND
--------------------------------------------------------------------------------
net capital gains, if any, at least annually. Dividends and distributions are recorded on the ex-dividend date.

Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles.

Taxes: It is the Fund's policy to continue to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable net income to its shareholders. Therefore, no federal income tax provision is required.

Withholding taxes on foreign dividends have been provided for in accordance with the Fund's understanding of the applicable country's tax rules and rates.

Deferred Organizational Expenses: Approximately $450,000 of costs were incurred in connection with the organization and initial registration of the Company and have been deferred and are being amortized ratably over the date each of the Funds' commenced investment operations.
------------------------------------------------------------
Note 2. Agreements

The Fund has a management agreement with PIFM through October 30, 1996. Pursuant to this agreement, PIFM has responsibility for all investment advisory services and supervises the subadviser's performance of such services.

PIFM has a subadvisory agreement with The Prudential Investment Corporation (``PIC'') through October 30, 1996. PIC furnishes investment advisory services in connection with the management of the Fund. PIFM will pay for the costs and expenses attributable to the subadvisory agreement and the salaries and expenses of all personnel of the Fund except for fees and expenses of unaffiliated Trustees. The Fund will bear all other costs and expenses.

The management fee paid PIFM is computed daily and payable monthly at an annual rate of .40 of 1% of the average daily net assets of the Fund.

Effective October 31, 1996 the Fund will enter a management agreement with Prudential Mutual Fund Management LLC (``PMF''). Pursuant to this agreement PMF will have responsibility for all investment advisory services. PMF will enter into a subadvisory agreement with PIC. PIC, subject to the supervision of PMF, will manage the assets of the Fund in accordance with its investment objectives and policies and in a manner consistent with the previous agreement. PMF will pay for the costs and expenses attributable to the subadvisory agreement and the salaries and expenses of all personnel of the Fund except for fees and expenses of unaffiliated Trustees.

Effective October 31, 1996 the management fee paid PMF will be computed daily and payable monthly at an annual rate of .30 of 1% of the average daily net assets of the Fund.

PIFM voluntarily agreed to subsidize a portion of the operating expenses of the Fund until October 30, 1996. Such expenses may be recovered by PIFM through October 30, 1996 so long as the total expense ratio does not exceed the predetermined level set forth in the Fund's prospectus of .60% per annum. For the year ended September 30, 1996, PIFM subsidized $256,185 of the expenses of the Fund (.18% of the average net assets of the Fund/$.022 per share).

The Fund has an administration agreement with PMF through October 30, 1996. The administration fee paid PMF will be computed daily and payable monthly, at an annual rate of .17% of the Company's average daily net assets up to $250 million and .15% of the Company's average daily net assets in excess of $250 million. PMF will furnish to the Fund such services as the Fund may require in connection with the administration of the Fund's business affairs. PMF will also provide certain transfer agent services through its wholly-owned subsidiary, Prudential Mutual Fund Services, Inc. (``PMFS''). For such services, PMFS will be paid .03% of the Company's daily net assets up to $250 million and .02% of the Company's average daily net assets in excess of $250 million from the administration fee paid to PMF. Upon termination of the administration agreement, PMFS will enter into a separate transfer agency agreement directly with the Fund.

Effective October 31, 1996 Prudential Securities Incorporated (``PSI'') will become the distributor of the Fund's shares. Under the distribution agreement, PSI will incur the expenses of distributing the Fund's shares, none of which is reimbursed by or paid for by the Fund.

PIFM, PIC, PMF and PSI are indirect wholly-owned subsidiaries of the Prudential Insurance Company of America.
------------------------------------------------------------
Note 3. Portfolio Securities

Purchases and sales of portfolio securities, excluding short-term investments, for the year ended September 30, 1996 aggregated $71,134,529 and $2,335,704, respectively.
--------------------------------------------------------------------------------

                                           THE PRUDENTIAL INSTITUTIONAL FUND
Notes to Financial Statements              STOCK INDEX FUND
--------------------------------------------------------------------------------
On September 30, 1996, the Stock Index Fund purchased 16 financial futures contracts on the S&P 500 Index expiring December, 1996. The cost of such contracts was $10,700,475. The value of such contracts on September 30, 1996 was $10,716,700, thereby resulting in an unrealized gain of $16,225.

The cost basis of investments for federal income tax purposes is substantially the same as for financial reporting purposes and, accordingly, as of September 30, 1996, net unrealized appreciation for federal income tax purposes was $35,953,398 (gross unrealized appreciation--$38,097,945 gross unrealized depreciation--$2,144,547).
------------------------------------------------------------
Note 4. Joint Repurchase Agreement Account

The Fund, along with other affiliated registered investment companies, transfers uninvested cash balances into a single joint account, the daily aggregate balance of which is invested in one or more repurchase agreements collateralized by U.S. Treasury or federal agency obligations. At September 30, 1996, the Fund had a 1.06% undivided interest in the repurchase agreements in the joint account. The undivided interest represented $10,590,000 in principal amount. As of such date, each repurchase agreement in the joint account and the collateral therefor was as follows:

Bear, Stearns & Co., Inc., 5.72%, in the principal amount of $333,000,000, repurchase price $333,052,910, due 10/1/96. The value of the collateral including accrued interest was $339,757,925.

J.P. Morgan Securities, Inc., 5.70%, in the principal amount of $109,000,000, repurchase price $109,017,258, due 10/1/96. The value of the collateral including accrued interest was $111,181,257.

Goldman, Sachs & Co., Inc., 5.70%, in the principal amount of $333,000,000, repurchase price $333,052,725, due 10/1/96. The value of the collateral including accrued interest was $339,860,615.

Smith Barney, Inc., 5.75%, in the principal amount of $224,000,000, repurchase price $224,035,778, due 10/1/96. The value of the collateral including accrued interest was $228,481,010.
------------------------------------------------------------
Note 5. Capital

The Fund has authorized an unlimited number of shares of beneficial interest at $.001 par value per share. Transactions in shares of beneficial interest during the fiscal years ended September 30, 1996 and September 30, 1995 were as follows:

                                                Year ended September 30,
                                               ---------------------------
                                                  1996             1995
                                               ----------       ----------
Shares sold..................................   7,589,233        4,340,797
Shares issued in reinvestment of dividends
 and
 distributions...............................     467,712          107,238
Shares reacquired............................  (3,745,568)      (1,725,892)
                                               ----------       ----------
Net increase.................................   4,311,377        2,722,143
                                               ----------       ----------
                                               ----------       ----------

Of the shares outstanding at September 30, 1996, PIFM and affiliates owned 5,017,951 shares of the Fund.
------------------------------------------------------------
Note 6. Reorganization

On May 17, 1996, the Trustees of the Company approved an Agreement and a Plan of Reorganization (the ``Plan of Reorganization'') for the Company. The Plan of Reorganization was approved by shareholders on September 6, 1996 and October 31, 1996.

Under the Plan of Reorganization, all of the assets and liabilities of the Growth Stock Fund, Balanced Fund, Income Fund and Money Market Fund (``Series'') were transferred at net asset value for equivalent value Class Z shares of Prudential Jennison Fund, Inc., Prudential Allocation Fund--Balanced Portfolio, Prudential Government Income Fund, Inc. and Prudential MoneyMart Assets, Inc., respectively. These Series then ceased operations.

International Stock Fund joined the Prudential Global Fund as separate series of a newly named Prudential World Fund. Existing shareholders became Class Z shareholders and the International Stock Fund also began offering Classes A, B and C shares.

Active Balanced Fund and the Fund remained with The Prudential Institutional Fund (to be renamed the Prudential Dryden Fund) as separate funds. Existing shareholders of the Active Balanced Fund became Class Z shareholders and Active Balanced Fund will begin offering Classes A, B and C shares. The Fund will offer a single class of shares. Effective October 31, 1996 these funds will be managed by PMF, PMFS will provide transfer agency services and PSI will act as distributor.
--------------------------------------------------------------------------------

                                           THE PRUDENTIAL INSTITUTIONAL FUND
Financial Highlights                       STOCK INDEX FUND
--------------------------------------------------------------------------------

                                                                                                November 5,
                                                                                                  1992(a)
                                                             Year Ended September 30,             Through
                                                         ---------------------------------     September 30,
                                                           1996         1995        1994           1993
                                                         --------     --------     -------     -------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period..................   $  14.22     $  11.27     $ 11.12       $   10.00
                                                         --------     --------     -------     -------------
Income from investment operations:
Net investment income (b).............................        .25          .23         .26             .23
Net realized and unrealized gain on investment
   transactions.......................................       2.44         2.97         .11             .94
                                                         --------     --------     -------     -------------
  Total from investment operations....................       2.69         3.20         .37            1.17
                                                         --------     --------     -------     -------------
Less distributions:
Dividends from net investment income..................       (.28)        (.22)       (.18)           (.05)
Distributions from net realized gains.................       (.57)        (.03)       (.04)             --
                                                         --------     --------     -------     -------------
  Total distributions.................................       (.85)        (.25)       (.22)           (.05)
                                                         --------     --------     -------     -------------
Net asset value, end of period........................   $  16.06     $  14.22     $ 11.27       $   11.12
                                                         --------     --------     -------     -------------
                                                         --------     --------     -------     -------------
TOTAL RETURN(d).......................................      19.72%       29.02%       3.33%          11.73%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000).......................   $184,379     $101,945     $50,119       $  27,142
Average net assets (000)..............................   $142,540     $ 71,711     $38,098       $  18,807
Ratios to average net assets: (b)
  Expenses............................................        .60%         .60%        .60%            .60%(c)
  Net investment income...............................       1.92%        2.55%       2.34%           2.41%(c)
Portfolio turnover rate...............................          2%          11%          2%              1%
Average commission rate paid per share................   $ 0.0250          N/A         N/A             N/A

---------------
(a) Commencement of investment operations.
(b) Net of expense subsidy.
(c) Annualized.
(d) Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total return for periods of less than a full year are not annualized. Total return includes the effect of expense subsidies.
N/A--Data not required for these periods.
--------------------------------------------------------------------------------
                                              See Notes to Financial Statements.

                                         THE PRUDENTIAL INSTITUTIONAL FUND
Report of Independent Accountants        STOCK INDEX FUND
--------------------------------------------------------------------------------
The Shareholders and Board of Trustees
The Prudential Institutional Fund--Stock Index Fund

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of The Prudential Institutional Fund--Stock Index Fund as of September 30, 1996, the related statements of operations for the year then ended and of changes in net assets for each of the two years in the period then ended, and the financial highlights for the three years in the period then ended and for the period November 5, 1992 (commencement of investment operations) to September 30, 1993. These financial statements and financial highlights are the responsibility of the Portfolio's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of the securities owned as of September 30, 1996 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of The Prudential Institutional Fund--Stock Index Fund as of September 30, 1996, the results of its operations, the changes in its net assets and its financial highlights for the respective stated periods in conformity with generally accepted accounting principles.

DELOITTE & TOUCHE LLP
New York, New York
November 13, 1996

                                    APPENDIX

                 S&P RATINGS, MOODY'S AND DUFF & PHELPS RATINGS


S&P CORPORATE BOND RATINGS:

     AAA-Bonds rated AAA have the highest rating assigned by S&P to a debt obligation. Capacity to pay interest and repay principal is extremely strong.

     AA-Bonds rated AA have a very strong capacity to pay interest and repay principal and differ from the highest rated issues only in small degree.

     A-Bonds rated A have a strong capacity to pay interest and repay principal although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than bonds in higher rated categories.

     BBB-Bonds rated BBB are regarded as having an adequate capacity to pay interest and repay principal. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for bonds in this category than for bonds in higher rated categories.

     BB, B, CCC, CC, C-Bonds rated BB, B, CCC, CC, or C are regarded, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. BB represents the lowest degree of speculation and C the highest degree of speculation. While such bonds will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

MOODY'S CORPORATE BOND RATINGS:

     Aaa-Bonds rated Aaa are judged to be the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of these issues.

     Aa-Bonds rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be a greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

     A-Bonds rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

     Baa-Bonds rate Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

     Ba-Bonds rated Ba are judged to have speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate and thereby not well-safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

     B-Bonds rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

     Caa-Bonds rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

     Ca-Bonds rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other market shortcomings.

     C-Bonds rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

     Moody's applies the numerical modifiers 1, 2 and 3 in the Aa and A rating categories. The modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

DUFF & PHELPS BOND RATINGS:

     AAA-Bonds rated AAA by Duff & Phelps are considered to be of the highest credit quality. The risk factors are negligible, being only slightly more than for risk-free U.S. Treasury debt.

     AA+, AA, AA-Bonds rated AA, AA or AA- are considered to be of high credit quality. Protection factors are strong. Risk is modest but may vary slightly from time to time because of economic conditions.

     A+, A, A-Bonds rated A+, A or A- have protection factors which are average but adequate; however, risk factors are more variable and greater in periods of economic stress.

     BBB+, BBB, BBB-Bonds rated BBB, BBB or BBB- have below average protection factors but are still considered sufficient for prudent investment. These bonds demonstrate considerable variability in risk during economic cycles.

     BB+, BB, BB-Bonds rated BB+, BB, or BB- are below investment grade but are still deemed likely to meet obligations when due. Present or prospective financial protection factors fluctuate according to industry conditions or company fortunes. Overall quality may move up or down frequently within this category.

     B+, B, or B-Bonds rated B+, B, or B- are below investment grade and possess the risk that obligations will not be met when due. Financial protection factors will fluctuate widely according to economic cycles, industry conditions and/or company fortunes. Potential exists for frequent changes in the rating within this category or into a higher or lower rating grade.

     CCC-Bonds rated CCC are well below investment grade securities. Considerable uncertainty exists as to timely payment of principal, interest or preferred dividends. Protection factors are narrow and risk can be substantial with unfavorable economic/industry conditions, and/or with unfavorable company developments.

     DD-Bonds rated DD are defaulted debt obligations. The issuer failed to meet scheduled principal and/or interest payments.

S&P COMMERCIAL PAPER RATINGS:

     Commercial paper rate A-1 by S&P indicates that the degree of safety regarding timely payment is either overwhelming or very strong. Those issues determined to possess overwhelming safety characteristics are denoted A-1+. Capacity for timely payment on commercial paper rated A-2 is strong, but the relative degree of safety is not as high as for issues designated A-1.

MOODY'S COMMERCIAL PAPER RATINGS:

     The rating Prime-1 is the highest commercial paper rating assigned by Moody's. Issuers rated prime-1 (or related supporting institutions) are considered to have a superior capacity for repayment of short-term promissory obligations. Issuers rated prime-2 (or related supporting institutions) are considered to have a strong capacity for repayment of short-term promissory obligations. This will normally be evidenced by many of the characteristics of issuers rated Prime-1 but to a lesser degree. Earnings trends and coverage ratios, while sound, will be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternative liquidity is maintained.

DUFF & PHELPS COMMERCIAL PAPER RATINGS:

     Duff & Phelps commercial paper ratings are divided into three categories, ranging from "1" for the highest quality obligations to "3" for the lowest. No ratings are issued for companies whose paper is not deemed investment grade. Issues assigned the Duff 1 rating are considered top grade. This category is further divided into three gradations as follows: Duff 1 plus--highest certainty of timely payment, short-term liquidity, including internal operating factors and/or ready access to alternative sources of funds, is clearly outstanding and safety is just below risk-free U.S. Treasury short-term obligations; Duff 1--very high certainty or timely payment liquidity factor are excellent and supported by strong fundamental protection factors, risk factors are minor; Duff 1 minus-high certainty of timely payment, liquidity factors are strong and supported by good fundamental protection factors, risk factors are very small. Issues rated Duff 2 represent a good certainty of timely payment; liquidity factors and company fundamentals are sound; although ongoing internal funds needs may enlarge total financing requirements, access to capital markets is good; risk factors are small. Duff 3 represents a satisfactory grade; satisfactory liquidity and other protection factors qualify issue as to investment grade; risk factors are larger and subject to more variation; nevertheless timely payment is expected.

                     APPENDIX I--HISTORICAL PERFORMANCE DATA

     The historical performance data contained in this Appendix relies on data obtained from statistical services, reports and other services believed by the Manager to be reliable. The information has not been independently verified by the Manager.

     This chart shows the long-term performance of various asset classes and the rate of inflation.

                               CAMERA READY GRAPH

Source: Prudential Investment Corporation based on data from Ibbotson Associates' EnCORR Software, Chicago, Illinois. Used with permission. This chart is for illustrative purposes only and is not indicative of the past, present, or future performance of any portfolio.

Generally, stock returns are attributable to capital appreciation and the reinvestment of distributions. Bond returns are attributable mainly to the reinvestment of distributions. Also, stock prices are usually more volatile than bond prices over the long-term.

Small stock returns for 1926-1989 are those of stocks comprising the 5th quintile of the New York Stock Exchange. Thereafter, returns are those of the Dimensional Fund Advisors (DFA) Small Company Fund. Common stock returns are based on the S&P Composite Index, a market-weighted, unmanaged index of 500 stocks (currently) in a variety of industries. It is often used as a broad measure of stock market performance.

Long-term government bond returns are represented by a portfolio that contains only one bond with a maturity of roughly 20 years. At the beginning of each year a new bond with a then-current coupon replaces the old bond. Treasury bill returns are for a one-month bill. Treasuries are guaranteed by the government as to the timely payment of principal and interest; equities are not. Inflation is measured by the consumer price index (CPI).

Impact of Inflation. The "real" rate of investment return is that which exceeds the rate of inflation, the percentage change in the value of consumer goods and the general cost of living. A common goal of long-term investors is to outpace the erosive impact of inflation on investment returns.

     Set forth below is historical performance data relating to various sectors of the fixed-income securities markets. The chart shows the historical total returns of U.S. Treasury bonds, U.S. mortgage securities, U.S. corporate bonds, U.S. high yield bonds and world government bonds on an annual basis from 1987 to 1995. The total returns of the indices include accrued interest, plus the price changes (gains or losses) of the underlying securities during the period mentioned. The data is provided to illustrate the varying historical total returns and investors should not consider this performance data as an indication of the future performance of the Series or of any sector in which the Series invests.


     All information relies on data obtained from statistical services, reports and other services believed by the Manager to be reliable. Such information has not been verified. The figures do not reflect the operating expenses and fees of a mutual fund. See "Fund Expenses" in the prospectus. The net effect of the deduction of the operating expenses of a mutual fund on these historical total returns, including the compounded effect over time, could be substantial.



                                     [Chart]



1 LEHMAN BROTHERS TREASURY BOND INDEX is an unmanaged index made up of over 150 public issues of the U.S. Treasury having maturities of at least one year.

2 LEHMAN BROTHERS MORTGAGE-BACKED SECURITIES INDEX is an unmanaged index that includes over 600 15- and 30-year fixed-rate mortgage-backed securities of the Government National Mortgage Association (GNMA), Federal National Mortgage Association (FNMA), and the Federal Home Loan Mortgage Corporation (FHLMC).

3 LEHMAN BROTHERS CORPORATE BOND INDEX includes over 3,000 public fixed-rate, nonconvertible investment-grade bonds. All bonds are U.S. dollar-denominated issues and include debt issued or guaranteed by foreign sovereign governments, municipalities, governmental agencies or international agencies. All bonds in the index have maturities of at least one year.

4 LEHMAN BROTHERS HIGH YIELD BOND INDEX is an unmanaged index comprising over 750 public, fixed-rate, nonconvertible bonds that are rated Ba1 or lower by Moody's Investors Service (or rated BB+ or lower by Standard & Poor's or Fitch Investors Service). All bonds in the index have maturities of at least one year.

5 SALOMON BROTHERS WORLD GOVERNMENT INDEX (NON U.S.) includes over 800 bonds issued by various foreign governments or agencies, excluding those in the U.S., but including those in Japan, Germany, France, the U.K., Canada, Italy, Australia, Belgium, Denmark, the Netherlands, Spain, Sweden, and Austria. All bonds in the index have maturities of at least one year.

This chart illustrates the performance of major world stock markets for the period from 1986 through 1995. It does not represent the performance of any Prudential Mutual Fund.
                                     [Chart]

Source: Morgan Stanley Capital International (MSCI) Used with permission. Morgan Stanley Country indices are unmanaged indices which include those stocks making up the largest two-thirds of each country's total stock market capitalization. Returns reflect the reinvestment of all distributions. This chart is for illustrative purposes only and is not indicative of the past, present or future performance of any specific investment. Investors cannot invest directly in stock indices.

This chart shows the growth of a hypothetical $10,000 investment made in the stock representing the S&P 500 stock index with and without reinvested dividends.

                                     [Chart]

Source: Stocks, Bonds, Bills and Inflation 1995 Yearbook, Ibbotson Associates, Chicago (annually updates work by Roger G. Ibbotson and Rex A. Sinquefield). Used with permission. All rights reserved. This chart is used for illustrative purposes only and is not intended to represent the past, present or future performance of any Prudential Mutual Fund. Common stock total return is based on the Standard & Poor's 500 Stock Index, a market-value-weighted index made up of 500 of the largest stocks in the U.S. based upon their stock market value. Investors cannot invest directly in indices.

                                     [Chart]

                  Source: Morgan Stanley Capital International, December 1995. Used with permission. This chart represents the capitalization of major world stock markets as measured by the Morgan Stanley Capital International (MSCI) World Index. The total market capitalization is based on the value of 1579 companies in 22 countries (representing approximately 60% of the aggregate market value of the stock exchanges). This chart is for illustrative purposes only and does not represent the allocation of any Prudential Mutual Fund.

     This chart below shows the historical volatility of general interest rates as measured by the long U.S. Treasury Bond.


              Long U.S. Treasury Bond Yield in Percent (1926-1995)


                                     (CHART)


---------------
Source: Stocks, Bonds, Bills, and Inflation 1996 Yearbook, Ibbotson Associates, Chicago (annually updates work by Roger G. Ibbotson and Rex A. Sinquefield). Used with permission. All rights reserved. The chart illustrates the historical yield of the long-term U.S. Treasury Bond from 1926-1995. Yields represent that of an annually renewed one-bond portfolio with a remaining maturity of approximately 20 years. This chart is for illustrative purposes and should not be construed to represent the yields of any Prudential Mutual Fund.

     The following chart, although not relevant to share ownership in the Fund, may provide useful information about the effects of a hypothetical investment diversified over different asset portfolios. The chart shows the range of annual total returns for major stock and bond indices for the period from December 31, 1975 through December 31, 1995. The horizontal "Best Returns Zone" band shows that a hypothetical blended portfolio constructed of one-third U.S. stocks (S&P
500), one-third foreign stocks (EAFE Index), and one-third U.S. bonds (Lehman Index) would have eliminated the "highest highs" and "lowest lows" of any single asset class.


                                     (CHART)


----------------
*Source: Prudential Investment Corporation based on data from Lipper Analytical New Application (LANA). Past performance is not indicative of future results. The S&P 500 Index is a weighted, unmanaged index comprised of 500 stocks which provides a broad indication of stock price movements. The Morgan Stanley EAFE Index is an unmanaged index comprised of 20 overseas stock markets in Europe, Australia, New Zealand and the Far East. The Lehman Aggregate Index includes all publicly-issued investment grade debt with maturities over one year, including U.S. government and agency issues, 15 and 30 year fixed-rate government agency mortgage securities, dollar denominated SEC registered corporate and government securities, as well as asset-backed securities. Investors cannot invest directly in stock or bond market indices.

                   APPENDIX II--GENERAL INVESTMENT INFORMATION


     The following terms are used in mutual fund investing.

ASSET ALLOCATION

     Asset allocation is a technique for reducing risk, providing balance. Asset allocation among different types of securities within an overall investment portfolio helps to reduce risk and to potentially provide stable returns, while enabling investors to work toward their financial goal(s). Asset allocation is also a strategy to gain exposure to better performing asset classes while maintaining investment in other asset classes.

DIVERSIFICATION

     Diversification is a time-honored technique for reducing risk, providing "balance" to an overall portfolio and potentially achieving more stable returns. Owning a portfolio of securities mitigates the individual risks (and returns) of any one security. Additionally, diversification among types of securities reduces the risks and (general returns) of any one type of security.

DURATION

     Debt securities have varying levels of sensitivity to interest rates. As interest rates fluctuate, the value of a bond (or a bond portfolio) will increase or decrease. Longer term bonds are generally more sensitive to changes in interest rates. When interest rates fall, bond prices generally rise. Conversely, when interest rates rise, bond prices generally fall.

     Duration is an approximation of the price sensitivity of a bond (or a bond portfolio) to interest rate changes. It measures the weighted average maturity of a bond's (or a bond portfolio's) cash flows, i.e., principal and interest rate payments. Duration is expressed as a measure of time in years--the longer the duration of a bond (or a bond portfolio), the greater the impact of interest rate changes on the bond's (or the bond portfolio's) price. Duration differs from effective maturity in that duration takes into account call provisions, coupon rates and other factors. Duration measures interest rate risk only and not other risks, such as credit risk and, in the case of non-U.S. dollar denominated securities, currency risk. Effective maturity measures the final maturity dates of a bond (or a bond portfolio).

MARKET TIMING

     Market timing--buying securities when prices are low and selling them when prices are relatively higher--may not work for many investors because it is impossible to predict with certainty how the price of a security will fluctuate. However, owning a security for a long period of time may help investors offset short-term price volatility and realize positive returns.

POWER OF COMPOUNDING

     Over time, the compounding of returns can significantly impact investment returns. Compounding is the effect of continuous investment on long-term investment results, by which the proceeds of capital appreciation (and income distributions, if elected) are reinvested to contribute to the overall growth of assets. The long-term investment results of compounding may be greater than that of an equivalent initial investment in which the proceeds of capital appreciation and income distributions are taken in cash.

              APPENDIX III--INFORMATION RELATING TO THE PRUDENTIAL


     Set forth below is information relating to The Prudential Insurance Company of America (Prudential) and its subsidiaries as well as information relating to the Prudential Mutual Funds. See "Management of the Fund--Manager" in the Prospectus. The data will be used in sales materials relating to the Prudential Mutual Funds. Unless otherwise indicated, the information is as of December 31, 1995 and is subject to change thereafter. All information relies on data provided by The Prudential Investment Corporation (PIC) or from other sources believed by the Manager to be reliable. Such information has not been verified by the Fund.

INFORMATION ABOUT PRUDENTIAL

     The Manager and PIC1 are subsidiaries of Prudential, which is one of the largest diversified financial services institutions in the world and, based on total assets, the largest insurance company in North America as of December 31, 1995. Its primary business is to offer a full range of products and services in three areas: insurance, investments and home ownership for individuals and families; health-care management and other benefit programs for employees of companies and members of groups; and asset management for institutional clients and their associates. Prudential (together with its subsidiaries) employs more than 92,000 persons worldwide, and maintains a sales force of approximately 13,000 agents and 5,600 financial advisors. Prudential is a major issuer of annuities, including variable annuities. Prudential seeks to develop innovative products and services to meet consumer needs in each of its business areas. Prudential uses the Rock of Gibraltar as its symbol. The Prudential rock is a recognized brand name throughout the world.

     Insurance. Prudential has been engaged in the insurance business since 1875. It insures or provides financial services to more than 50 million people worldwide--one of every five people in the United States. Long one of the largest issuers of individual life insurance, the Prudential has 19 million life insurance policies in force today with a face value of $1 trillion. Prudential has the largest capital base ($11.4 billion) of any life insurance company in the United States. The Prudential provides auto insurance for more than 1.7 million cars and insures more than 1.4 million homes.

     Money Management. The Prudential is one of the largest pension fund managers in the country, providing pension services to 1 in 3 Fortune 500 firms. It manages $36 billion of individual retirement plan assets, such as 401(k) plans. In July 1996, Institutional Investor ranked Prudential the fifth largest institutional money manager of the 300 largest money management organizations in the United States as of December 31, 1995. As of December 31, 1995, Prudential had more than $314 billion in assets under management. Prudential Investments, a business group of Prudential,(of which Prudential Mutual Funds is a key part) manages over $190 billion in assets of institutions and individuals.

     Real Estate. The Prudential Real Estate Affiliates, the fourth largest real estate brokerage network in the United States, has more than 34,000 brokers and agents and more than 1,100 offices in the United States.2

     Healthcare. Over two decades ago, the Prudential introduced the first federally-funded, for-profit HMO in the country. Today, almost 5 million Americans receive healthcare from a Prudential managed care membership.

     Financial Services. The Prudential Bank, a wholly-owned subsidiary of the Prudential, has nearly $3 billion in assets and serves nearly 1.5 million customers across 50 states.

INFORMATION ABOUT THE PRUDENTIAL MUTUAL FUNDS

     Prudential Mutual Fund Management is one of the sixteenth largest mutual fund companies in the country, with over 2.5 million shareholders invested in more than 50 mutual fund portfolios and variable annuities with more than 3.7 million shareholder accounts.

     The Prudential Mutual Funds have over 30 portfolio managers who manage over $55 billion in mutual fund and variable annuity assets. Some of Prudential's portfolio managers have over 20 years of experience managing investment portfolios.

     From time to time, there may be media coverage of portfolio managers and other investment professionals associated with the Manager and the Subadviser in national and regional publications, on television and in other media. Additionally, individual mutual fund portfolios are frequently cited in surveys conducted by national and regional publications and media organizations such as The Wall Street Journal, The New York Times, Barron's and USA Today.

--------------

1 Prudential Mutual Fund Investment Management, a unit of PIC, serves as the Subadviser to substantially all of the Prudential Mutual Funds. Wellington Management Company serves as the subadviser to Global Utility Fund, Inc., Nicholas-Applegate Capital Management as subadviser to Nicholas-Applegate Fund, Inc., Jennison Associates Capital Corp. as the subadviser to Prudential Jennison Series Fund, Inc. and BlackRock Financial Management, Inc. as subadviser to The BlackRock Government Income Trust. There are multiple subadvisers for The Target Portfolio Trust.

2   As of December 31, 1994.

                                     III-1

     Equity Funds. Forbes magazine listed Prudential Equity Fund among twenty mutual funds on its Honor Roll in its mutual fund issue of August 28, 1995. Honorees are chosen annually among mutual funds (excluding sector funds) which are open to new investors and have had the same management for at least five years. Forbes considers, among other criteria, the total return of a mutual fund in both bull and bear markets as well as a fund's risk profile. Prudential Equity Fund is managed with a "value" investment style by PIC. In 1995, Prudential Securities introduced Prudential Jennison Growth Fund, a growth-style equity fund managed by Jennison Associates Capital Corp., a premier institutional equity manager and a subsidiary of Prudential.

     High Yield Funds. Investing in high yield bonds is a complex and research intensive pursuit. A separate team of high yield bond analysts monitor the 167 issues held in the Prudential High Yield Fund (currently the largest fund of its kind in the country) along with 100 or so other high yield bonds, which may be considered for purchase3. Non-investment grade bonds, also known as junk bonds or high yield bonds, are subject to a greater risk of loss of principal and interest including default risk than higher-rated bonds. Prudential high yield portfolio managers and analysts meet face-to-face with almost every bond issuer in the High Yield Fund's portfolio annually, and have additional telephone contact throughout the year.

     Prudential's portfolio managers are supported by a large and sophisticated research organization. Fourteen investment grade bond analysts monitor the financial viability of approximately 1,750 different bond issuers in the investment grade corporate and municipal bond markets--from IBM to small municipalities, such as Rockaway Township, New Jersey. These analysts consider among other things sinking fund provisions and interest coverage ratios.

     Prudential's portfolio managers and analysts receive research services from almost 200 brokers and market service vendors. They also receive nearly 100 trade publications and newspapers--from Pulp and Paper Forecaster to Women's Wear Daily--to keep them informed of the industries they follow.

     Prudential Mutual Funds' traders scan over 100 computer monitors to collect detailed information on which to trade. From natural gas prices in the Rocky Mountains to the results of local municipal elections, a Prudential portfolio manager or trader is able to monitor it if it's important to a Prudential mutual fund.

     Prudential Mutual Funds trade approximately $31 billion in U.S. and foreign government securities a year. PIC seeks information from government policy makers. In 1995, Prudential's portfolio managers met with several senior U.S. and foreign government officials, on issues ranging from economic conditions in foreign countries to the viability of index-linked securities in the United States.

     Prudential Mutual Funds' portfolio managers and analysts met with over 1,200 companies in 1995, often with the Chief Executive Officer (CEO) or Chief Financial Officer (CFO). They also attended over 250 industry conferences.

     Prudential Mutual Fund global equity managers conducted many of their visits overseas, often holding private meetings with a company in a foreign language (our global equity managers speak 7 different languages, including Mandarin Chinese).

     Trading Data4. On an average day, Prudential Mutual Funds' U.S. and foreign equity trading desks traded $77 million in securities representing over 3.8 million shares with nearly 200 different firms. Prudential Mutual Funds' bond trading desks traded $157 million in government and corporate bonds on an average day. That represents more in daily trading than most bond funds tracked by Lipper even have in assets5. Prudential Mutual Funds' money market desk traded $3.2 billion in money market securities on an average day, or over $800 billion a year. They made a trade every 3 minutes of every trading day. In 1994, the Prudential Mutual Funds effected more than 40,000 trades in money market securities and held on average $20 billion of money market securities6.

     Based on complex-wide data, on an average day, over 7,250 shareholders telephoned Prudential Mutual Fund Services, Inc., the Transfer Agent of the Prudential Mutual Funds, on the Prudential Mutual Funds' toll-free number. On an annual basis, that represents approximately 1.8 million telephone calls answered.

--------------
3 As of December 31, 1995. The number of bonds and the size of the Fund are subject to change.

4 Trading data represents average daily transactions for portfolios of the Prudential Mutual Funds for which PIC serves as the subadviser, portfolios of the Prudential Series Fund and institutional and non-US accounts managed by Prudential Mutual Fund Investment Management, a division of PIC, for the year ended December 31, 1995.

5 Based on 669 funds in Lipper Analytical Services categories of Short U.S. Treasury, Short U.S. Government, Intermediate U.S. Treasury, Intermediate U.S. Government, Short Investment Grade Debt, Intermediate Investment Grade Debt, General U.S. Treasury, General U.S. Government and Mortgage funds.

6  As of December 31, 1994.

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

INFORMATION ABOUT PRUDENTIAL SECURITIES

     Prudential Securities is the fifth largest retail brokerage firm in the United States with approximately 5,600 financial advisors. It offers to its clients a wide range of products, including Prudential Mutual Funds and annuities. As of December 31, 1995, assets held by Prudential Securities for its clients approximated $168 billion. During 1994, over 28,000 new customer accounts were opened each month at PSI7.

     Prudential Securities has a two-year Financial Advisor training program plus advanced education programs, including Prudential Securities "university," which provides advanced education in a wide array of investment areas. Prudential Securities is the only Wall Street firm to have its own in-house Certified Financial Planner (CFP) program. In the December 1995 issue of Registered Rep, an industry publication, Prudential Securities' Financial Advisor training programs received a grade of A- (compared to an industry average of B+).

     In 1995, Prudential Securities' equity research team ranked 8th in Institutional Investor magazine's 1995 "All America Research Team" survey. Five Prudential Securities' analysts were ranked as first-team finishers8.

     In addition to training, Prudential Securities provides its financial advisors with access to firm economists and market analysts. It has also developed proprietary tools for use by financial advisors, including the Financial ArchitectSM, a state-of-the-art asset allocation software program which helps Financial Advisors to evaluate a client's objectives and overall financial plan, and a comprehensive mutual fund information and analysis system that compares different mutual funds.

     For more complete information about any of the Prudential Mutual Funds, including charges and expenses, call your Prudential Securities financial adviser or Pruco/Prudential representative for a free prospectus. Read it carefully before you invest or send money.











------------

7  As of December 31, 1994.

8 On an annual basis, Institutional Investor magazine surveys more than 700 institutional money managers, chief investment officers and research directors, asking them to evaluate analysts in 76 industry sectors. Scores are produced by taking the number of votes awarded to an individual analyst and weighting them based on the size of the voting institution. In total, the magazine sends its survey to approximately 2,000 institutions and a group of European and Asian institutions.

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